UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Qurate Retail, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

QURATE RETAIL, INC. 12300 Liberty Boulevard Englewood, Colorado 80112 (720) 875-5300

DEAR FELLOW STOCKHOLDER:
You are cordially invited to attend the 2023 annual meeting of stockholders of Qurate Retail, Inc. (Qurate Retail) to be held at 8:15 a.m., Mountain time, on June 6, 2023. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/QRI2023. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 6, 2023.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Qurate Retail.
Very truly yours,
David Rawlinson II
President and Chief Executive Officer
April 20, 2023
The Notice of Internet Availability of Proxy Materials is first being mailed on or about April 25, 2023, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given of the annual meeting of stockholders of Qurate Retail, Inc. (Qurate Retail). The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
June 6, 2023, at 8:15 a.m. MT	You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/QRI2023.	5:00 p.m., New York City time, on April 10, 2023
To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 6, 2023.
At the annual meeting, you will be asked to consider and vote on the following proposals. Our Board of Directors (Board or Board of Directors) has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGE
1	A proposal (which we refer to as the election of directors proposal) to elect Fiona P. Dias, Evan D. Malone and Larry E. Romrell to continue serving as Class I members of our Board until the 2026 annual meeting of stockholders or their earlier resignation or removal.	FOR each director nominee	14
2	A proposal (which we refer to as the reverse stock split proposal) to approve the adoption of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our Series A common stock, par value $0.01 per share, and our Series B common stock, par value $0.01 per share, at a ratio of at least 1-for-2 and up to 1-for-20, with the exact ratio within the foregoing range to be determined by our Board of Directors (or a committee thereof) and publicly disclosed prior to the effectiveness of the reverse stock split.	FOR	37
3	A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2023.	FOR	45
4	A proposal (which we refer to as the say-on-pay proposal) to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation.”	FOR	48
5	A proposal (which we refer to as the say-on-frequency proposal) to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.	3 YEARS	49
	You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting. You may vote electronically during the annual meeting or by proxy prior to the meeting by telephone, via the Internet or by mail:
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the annual meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE	WHO MAY NOT VOTE

Holders of record of our Series A common stock, par value $0.01 per share, and our Series B common stock, par value $0.01 per share, as of the record date will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
These holders will vote together as a single class on each proposal.
Holders of record of our 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, are not entitled to any voting powers, except as specified in the Certificate of Designations relating to such shares or as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting.
A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting. If you have any questions with respect to accessing this list, please contact Qurate Retail Investor Relations at (866) 876-0461.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held on June 6, 2023: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2022 Annual Report to Stockholders are available at www.proxyvote.com.
By order of the Board of Directors,
Katherine C. Jewell
Vice President and Secretary
Englewood, Colorado
April 20, 2023
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Proxy Summary
Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
What’s new with this year’s proxy statement?
• 2022 Year in Review • Reverse Stock Split Proposal on pages 37 – 38 • Say-on-Pay Proposal on page 48 • Say-on-Frequency Proposal on page 49
ABOUT OUR COMPANY
Qurate Retail is a Fortune 500 company comprised of seven leading retail brands—QVC, HSN, Zulily, Ballard Designs, Frontgate, Garnet Hill, and Grandin Road (collectively, Qurate Retail Group)—all dedicated to providing a more human way to shop. Qurate Retail Group is the largest player in video commerce, which includes video-driven shopping across linear TV, ecommerce sites, digital streaming, and social platforms. The retailer reaches more than 200 million homes worldwide via 14 television networks and reaches millions more via multiple streaming services, social pages, mobile apps, websites, print catalogs and in-store destinations.

2022 YEAR IN REVIEW
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Announced Project Athens, a five-point turnaround plan designed to stabilize and differentiate Qurate Retail’s core brands and expand its leadership in video streaming commerce

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Hired key executive talent at Qurate Retail Group, including Bill Wafford as Chief Financial Officer in 2023, Stacy Bowe as Chief Merchandising Officer, QVC, Soumya Sriraman as President of Streaming, Scott Barnhart as Chief Operating Officer and Linda Aiello as Chief People Officer

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Achieved inventory clearance commitments ahead of plan, ending 2022 down 25% year-over-year

QURATE RETAIL, INC. / 1

Proxy Summary
Our Defining Attributes
FORWARD-LOOKING We take advantage of the benefits and minimize the risks associated with the digital transition in the industries in which we invest.	NIMBLE We structure our team to allow us to move quickly when opportunities arise, and we can be creative in our deal structures.
FINANCIALLY SOPHISTICATED We have experience in mergers, divestitures, investing, capital deployment, credit analysis and setting capital structures.	LONG-TERM FOCUSED We take a long-term, strategic view in our various operating businesses and are less concerned with short-term bouts of volatility.

STOCKHOLDER CENTRIC
We think like owners and are focused on long-term gains rather than short-term results. The compensation structure of our management team is closely tied to the long-term performance of our stock.

2 / 2023 PROXY STATEMENT

Proxy Summary
VOTING ROADMAP
Proposal 1: Election of Directors Proposal (see page 14)
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company. See pages 14 – 23 for further information.

OUR DIRECTOR NOMINEES
FIONA P. DIAS
Director Since: 2017	Committee(s): Audit
Independent Director

Ms. Dias brings to our Board significant experience in senior policy-making roles both as a member of other public company boards and as a senior marketing executive. She also brings extensive experience in digital commerce, marketing and managing consumer and retail brands.

EVAN D. MALONE
Director Since: 2008

Dr. Malone brings an applied science and engineering perspective to the Board. Dr. Malone’s perspectives assist the Board in developing business strategies and adapting to technological changes facing the industries in which our company competes. In addition, his entrepreneurial experience assists the Board in evaluating strategic opportunities.

LARRY E. ROMRELL
Director Since: 1999	Committee(s): Compensation (Chair), Audit Committee
Independent Director

Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our Board and is an important resource with respect to the management and operations of companies in the media and telecommunications sector.

CURRENT BOARD OF DIRECTORS AT A GLANCE

QURATE RETAIL, INC. / 3

Proxy Summary
BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

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Majority of our directors are independent

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Separate Chairman of the Board and Chief Executive Officer

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Executive sessions of independent directors held without the participation of management

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Independent directors chair the audit, compensation and nominating and corporate governance committees

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Ability to engage with independent consultants or advisors

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No compensation committee interlocks or compensation committee engagement in related party transactions in 2022

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100% director participation at 2022 meetings of the Board and its committees

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Succession planning

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Stockholder access to the director nomination process

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Corporate Governance Guidelines, Code of Business Conduct and Ethics and various policies (including Enterprise Risk Management Policy, Human Rights Policy and Tax Policy) which are published online

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Directors have unabridged access to senior management and other company employees

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Anonymous “whistleblowing” channels for any concerns

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Well-established risk oversight process

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Leverages collaborative approach to enhancing Environmental, Social and Governance (ESG) practices

Proposal 2: Reverse Stock Split Proposal (see page 37)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because it will allow our Board of Directors flexibility to effect a reverse stock split in order to bring the trading price of our common stock back to a normalized level in light of recent market volatility as well as help ensure continued listing of our QRTEA (as defined below) shares on The Nasdaq Stock Market LLC (Nasdaq). See pages 37 – 38 for more further information.

Proposal 3: Auditors Ratification Proposal (see page 45)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise. See pages 45 – 46 for further information.

Proposal 4: Say-on-Pay Proposal (see page 48)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because our compensation structure is aligned with our ultimate goal of appropriately motivating our executives to increase long-term stockholder value. See page 48 for further information.

4 / 2023 PROXY STATEMENT

Proxy Summary
Proposal 5: Say-on-Frequency Proposal (see page 49)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL	3 YEARS

The Board of Directors recommends that you vote in favor of the 3 YEARS frequency option with respect to this proposal because it is compatible with our compensation philosophy, which focuses on compensating our executives in a way that ensures they have a continuing stake in our long-term success. See page 49 for further information.

QURATE RETAIL, INC. / 5

Proxy Summary
ENVIRONMENTAL, SOCIAL AND GOVERNANCE HIGHLIGHTS
Qurate Retail participates in a collaborative approach to ESG issues. We believe that this approach allows us to have the largest impact, and unlock the greatest value, as it enables us to draw on the partnership spanning our company, Liberty Media Corporation (Liberty Media), Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor) and Liberty Broadband Corporation (Liberty Broadband), as well as with the portfolio of assets within each of these public companies.
Qurate Retail Group has a long-standing commitment to doing business the right way and creating positive change for all the communities we touch. Qurate Retail Group’s corporate responsibility strategy builds on its materiality assessment, which identified our core material topics based on extensive research and stakeholder engagement. These material topics have been organized around three strategic pillars to demonstrate how our people, our networks and our brands all support us in the pursuit of our corporate responsibility commitments as outlined at www.qurateretailgroup.com.

Protecting Our Environment

- Energy-Efficient & Waste-Smart Operations
- Sustainable Packaging
- Shipping & Logistics

Inspiring a More Sustainable Way to Retail
BUSINESS ETHICS
CUSTOMER SERVICE
PRODUCT SAFETY & QUALITY

Championing Empowerment & Belonging

- Diversity, Equity & Inclusion
- Thriving Entrepreneurs
- Community Involvement

Curating Product Responsibly

- Responsible Sourcing & Manufacturing
- Human Rights in the Supply Chain
- Scaling Sustainable Materials

6 / 2023 PROXY STATEMENT

Proxy Summary
EXECUTIVE COMPENSATION HIGHLIGHTS
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

To that end, the compensation packages provided to the named executive officers include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest multiple years after initial grant.
WHAT WE DO	WHAT WE DO NOT DO

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A significant portion of compensation is at-risk and performance-based.

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Performance targets for our executives support the long-term growth of the company.

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We have clawback provisions for equity-based incentive compensation.

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We have stock ownership guidelines for our executive officers.

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We review our executives’ base salaries on an annual basis.

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Our compensation practices do not encourage excessive risk taking.

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We do not provide tax gross-up payments in connection with taxable income from perquisites.

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We do not engage in liberal share recycling.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the Board of Directors’ solicitation of proxies for use at our 2023 Annual Meeting of Stockholders to be held at 8:15 a.m., Mountain time, on June 6, 2023, or at any adjournment or postponement of the annual meeting. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/QRI2023. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (QRTEA), and Series B common stock, par value $0.01 per share (QRTEB). The holders of our 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (QRTEP), are not entitled to any voting powers, except as specified in the Certificate of Designations relating to QRTEP or as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting. We refer to QRTEA and QRTEB together as our common stock. We refer to our common stock together with QRTEP as our capital stock.
QURATE RETAIL, INC. / 7

The Annual Meeting
The Annual Meeting

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the Securities and Exchange Commission’s (SEC) “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about April 25, 2023. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on June 6, 2023: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2022
Annual Report to Stockholders are available at www.proxyvote.com.
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement or if you hold our common stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc. by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling, toll-free in the United States, 1-866-540-7095. If you participate in householding and wish to receive a separate copy of this Proxy Statement or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8461 (outside the United States (626) 427-6421). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The annual meeting of stockholders is to be held at 8:15 a.m., Mountain time, on June 6, 2023. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting
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The Annual Meeting
www.virtualshareholdermeeting.com/QRI2023. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 6, 2023.
PURPOSE
At the annual meeting, you will be asked to consider and vote on each of the following:
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the election of directors proposal, to elect Fiona P. Dias, Evan D. Malone and Larry E. Romrell to continue serving as Class I members of our Board until the 2026 annual meeting of stockholders or their earlier resignation or removal;

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the reverse stock split proposal, to approve the adoption of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of at least 1-for-2 and up to 1-for-20, with the exact ratio within the foregoing range to be determined by our Board of Directors (or a committee thereof) and publicly disclosed prior to the effectiveness of the reverse stock split;

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the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2023;

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the say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation”; and

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the say-on-frequency proposal, to approve, on advisory basis, the frequency at which future say-on-pay votes will be held.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
RECOMMENDATION OF OUR BOARD OF DIRECTORS

Our Board of Directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote “FOR” the election of each director nominee, “FOR” each of the reverse stock split proposal, auditors ratification proposal, and say-on-pay proposal, and “3 YEARS” for the say-on-frequency proposal.

QUORUM
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. Virtual attendance at the annual meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “— Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
WHO MAY VOTE
Holders of shares of our common stock, as recorded in our stock register as of 5:00 p.m., New York City time, on April 10, 2023 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
QURATE RETAIL, INC. / 9

The Annual Meeting
VOTES REQUIRED
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.
Approval of the reverse stock split proposal requires the affirmative vote of the holders of record of a majority of the voting power of the outstanding shares of our common stock entitled to vote on this proposal, voting together as a single class.
Approval of each of the auditors ratification proposal and say-on-pay proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
The say-on-frequency proposal provides for stockholders to vote for one of three potential frequencies (every one year, two years or three years) for future say-on-pay votes. Stockholders also have the option to abstain from such vote if they do not wish to express a preference. If one of such frequencies receives the affirmative vote of a majority of the votes cast on the say-on-frequency proposal by the holders of shares of our common stock that are present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, the frequency receiving such majority vote will be the frequency selected by our Board of Directors for future say-on-pay votes. If no frequency receives the requisite majority, our Board of Directors will carefully consider the outcome of the vote and decide the frequency at which future advisory votes on executive compensation will be held.
Virtual attendance at the annual meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the annual meeting, holders of shares of QRTEA will have one vote per share and holders of shares of QRTEB will have ten votes per share, in each case, that our records show are owned as of the record date. Holders of QRTEP will NOT be eligible to vote at the annual meeting.
SHARES OUTSTANDING
As of the record date, 379,933,996 shares of QRTEA and 8,700,380 shares of QRTEB were issued and outstanding and entitled to vote at the annual meeting.
NUMBER OF HOLDERS
There were, as of the record date, 2,181 and 57 record holders of QRTEA and QRTEB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of our common stock as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/QRI2023. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 6, 2023.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy voting instructions attached to the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have
10 / 2023 PROXY STATEMENT

The Annual Meeting
their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee, “FOR” each of the reverse stock split proposal, auditors ratification proposal and say-on-pay proposal and, in the case of the say-on-frequency proposal, will be voted in favor of the “3 YEARS” frequency option.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal or the say-on-frequency proposal and will have the same effect as a vote “AGAINST” each of the other proposals.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and Nasdaq prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of directors, the say-on-pay, and say-on-frequency proposals. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of common stock or how to change your vote or revoke your proxy.
REVOKING A PROXY
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on June 5, 2023 for shares held directly.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of our proxy materials on behalf of our Board of Directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse
QURATE RETAIL, INC. / 11

The Annual Meeting
brokers and other nominees for their expenses in sending paper proxy materials to you and getting your voting instructions. We have also retained D.F. King & Co., Inc. (D.F. King) to assist in the solicitation of proxies at a cost of $12,500, plus disbursements and we agree to indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor.
If you have any further questions about voting or attending the annual meeting, please contact Qurate Retail Investor Relations at (866) 876-0461, Broadridge at (888) 789-8461 (outside the United States (626) 427-6421) or our proxy solicitor, D.F. King, at (212) 269-5550 (brokers and banks only) or (800) 817-5468 (toll free).
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our Board of Directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2023 which will take place on June 6, 2023. Based solely on the date of our 2023 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 27, 2023 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2024 (the 2024 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, must be received at our executive offices at the foregoing address not earlier than March 8, 2024 and not later than April 8, 2024 to be considered for presentation at the 2024 annual meeting. We currently anticipate that the 2024 annual meeting will be held during the second quarter of 2024. If the 2024 annual meeting takes place more than 30 days before or 30 days after June 6, 2024 (the anniversary of the 2023 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2024 annual meeting is communicated to stockholders or public disclosure of the date of the 2024 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2024 annual meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Qurate Retail nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the Exchange Act), no later than April 8, 2024.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
FORWARD-LOOKING STATEMENTS
In this proxy statement, we make “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could” or similar terminology. These statements are based upon management’s current expectations and assumptions and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things, the impact of the reverse stock split (if effected) on our stock price and our ability to meet the continued listing requirements of The Nasdaq Global Select Market. Additional information regarding risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the SEC, including under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 (the 2022 Form 10-K), which was filed with the SEC on March 1, 2023, and in our subsequent periodic reports. Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to publicly update any forward-looking
12 / 2023 PROXY STATEMENT

The Annual Meeting
statements whether as a result of new information, future events or otherwise we believe these forward-looking statements are reasonable; however, you should not place undue reliance on forward looking statements, which are based on current expectations. Any or all of our forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors which are beyond our control.”
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.qurateretail.com. Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement. If you would like to receive a copy of the 2022 Form 10-K, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Qurate Retail, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (866) 876-0461, and we will provide you with the 2022 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
QURATE RETAIL, INC. / 13

Proposal 1 – The Election of Directors Proposal
Proposal 1—The Election of Directors Proposal

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect Fiona P. Dias, Evan D. Malone and Larry E. Romrell to continue serving as Class I members of our Board until the 2026 annual meeting of stockholders or their earlier resignation or removal.
Our Board of Directors currently consists of nine directors, divided among three classes. Our Class I directors, whose term will expire at the 2023 annual meeting, are Fiona P. Dias, Evan D. Malone and Larry E. Romrell. These directors are nominated for election to our Board to continue serving as Class I directors, and we have been informed that each of Messrs. Malone and Romrell and Ms. Dias are willing to continue serving as a director of our company. The term of the Class I directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2026. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2024, are Richard N. Barton, David Rawlinson II and Gregory B. Maffei. Our Class III directors, whose term will expire at the annual meeting of our stockholders in the year 2025, are John C. Malone, M. Ian G. Gilchrist and Andrea L. Wong.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the Board of Directors.
The following lists the three nominees for election as directors at the annual meeting and the six directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board of Directors. For additional information on our Board’s evaluation of director candidates or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” All positions referenced in the biographical information below with our company include, where applicable, positions with our predecessors. The number of shares of our capital stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of our nominating and corporate governance committee have determined that Messrs. Malone and Romrell and Ms. Dias, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire Board of Directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect each of Fiona P. Dias, Evan D. Malone and Larry E. Romrell as a Class I member of our Board of Directors.
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

14 / 2023 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Executive	Compensation	Nominating & Corporate Governance	Audit	Non-Liberty Public Board Directorships(1)
Class I directors who will stand for election this year
FIONA P. DIAS	2017			M	M	2
EVAN D. MALONE	2008					—
LARRY E. ROMRELL	1999(2)		C		M	1
Class II directors who will stand for election in 2024
RICHARD N. BARTON	2016			M		2
GREGORY B. MAFFEI (BOARD CHAIRMAN)	2005	M				1
DAVID RAWLINSON II	2022	M				1
Class III directors who will stand for election in 2025
JOHN C. MALONE	1994	M				2
M. IAN G. GILCHRIST	2009		M		C	—
ANDREA L. WONG	2010		M	C		2

(1)
Does not include service on the Board of Directors of Liberty Media, Liberty Broadband, Liberty TripAdvisor, Sirius XM Holdings Inc. (Sirius XM), Tripadvisor, Inc. (Tripadvisor), Charter Communications, Inc. (Charter) or Live Nation Entertainment, Inc. (Live Nation). See “Corporate Governance—Board Criteria and Director Candidates—Outside Commitments.”

(2)
Mr. Romrell briefly stepped down from the Board of Directors from September 2011 to December 2011. Please see his biography below.

C = Chairperson	M = Member	= Independent

QURATE RETAIL, INC. / 15

Proposal 1 – The Election of Directors Proposal
DIRECTOR SKILLS AND EXPERIENCE

ENTERTAINMENT, MEDIA & SPORT

100%

MARKETING, RETAIL & DIGITAL COMMERCE

67%

OPERATIONS AND MANAGEMENT

78%

STRATEGIC OVERSIGHT

100%

SUSTAINABILITY

100%

RISK MANAGEMENT

89%

ACCOUNTING & FINANCE

78%

EXECUTIVE LEADERSHIP

89%

PUBLIC BOARD EXPERIENCE

100%

16 / 2023 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
NOMINEES FOR ELECTION AS DIRECTORS
Fiona P. Dias	Director Since: December 2017 Age: 57 Committees: Audit; Nominating & Corporate Governance Independent Director	Ms. Dias was appointed to our Board in connection with the closing of the HSN, Inc. acquisition and pursuant to the terms of the merger agreement for the transaction.
Ms. Dias brings to our Board significant experience in senior policy-making roles both as a member of other public company boards and as a senior marketing executive. She also brings extensive experience in digital commerce, marketing and managing consumer and retail brands.

Professional Background:
•
Principal Digital Partner at Ryan Retail Consulting, LLC, a global consulting firm, since January 2015

•
Chief Strategy Officer of ShopRunner, an online shopping service, from August 2011 to October 2014

•
Executive Vice President, Strategy & Marketing, of GSI Commerce, Inc., a provider of digital commerce solutions, from February 2007 to June 2011

•
Previously Executive Vice President and Chief Marketing Officer of Circuit City Stores, Inc., a specialty retailer of consumer electronics, and also held senior marketing positions with PepsiCo, Pennzoil-Quaker State Company and The Procter & Gamble Company

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Berkshire Grey Inc. (July 2021 – present)

•
Realogy Holdings Corp., a real estate brokerage company (June 2013 – present)

Former Public Company Directorships:
•
Advance Auto Parts, Inc. (September 2009 – May 2019)

•
HSN, Inc. (July 2016 – December 2017)

•
Choice Hotels International, Inc. (November 2004 – April 2012)

QURATE RETAIL, INC. / 17

Proposal 1 – The Election of Directors Proposal
Evan D. Malone	Director Since: August 2008 Age: 52
Dr. Malone brings an applied science and engineering perspective to the Board. Dr. Malone’s perspectives assist the Board in developing business strategies and adapting to technological changes facing the industries in which our company competes. In addition, his entrepreneurial experience assists the Board in evaluating strategic opportunities.

Professional Background:
•
President of NextFab Studio, LLC (provides manufacturing-related technical training, product development, and business acceleration services) since June 2009

•
Owner and manager of 1525 South Street LLC (real estate property and management company) since January 2008

•
Co-owner and director of Drive Passion PC Services, CC (Internet café, telecommunications and document services company) in South Africa since 2007

•
Applied physics technician for Fermi National Accelerator Laboratory, part of the national laboratory system of the Office of Science, U.S. Department of Energy, from 1999 until 2001

•
Director and president of the NextFab Foundation (IRS 501(c)(3) private operating foundation, which provides manufacturing-related technology and education to communities affected by economic or humanitarian distress) since November 2016

Public Company Directorships:
•
Liberty Media (September 2011 – present)

•
Sirius XM (May 2013 – present)

Non-Liberty Public Company Directorships:
•
None

Former Public Company Directorships:
•
None

Larry E. Romrell	Director Since: December 2011, previously served March 1999 – September 2011 Age: 83 Committees: Audit; Compensation (Chair) Independent Director
Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our Board and is an important resource with respect to the management and operations of companies in the media and telecommunications sector.
Professional Background: • Held numerous executive positions with Tele-Communications, Inc. (TCI) from 1991 to 1999 • Previously held various executive positions with Westmarc Communications, Inc.
Public Company Directorships:
•
Liberty Media (September 2011 – present)

•
Liberty TripAdvisor (August 2014 – present)

Non-Liberty Public Company Directorships:
•
Liberty Global plc (LGP) (July 2013 – present)

Former Public Company Directorships:

•
Liberty Global, Inc. (LGI) (LGP’s predecessor) (June 2005 to June 2013)

•
Liberty Media International, Inc. (LMI) (LGI’s predecessor) (May 2004 – June 2005)

18 / 2023 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
DIRECTORS WHOSE TERM EXPIRES IN 2024
Richard N. Barton	Director Since: December 2016 Age: 55 Committees: Nominating & Corporate Governance Independent Director
Mr. Barton brings to our Board a broad range of relevant leadership and technical skills resulting from his roles as a founder and former chief executive officer of companies in the mobile and Internet industries. Mr. Barton also provides experience in launching and promoting new technologies and marketing internet-based products to consumers.

Professional Background:
•
Co-founder and Chief Executive Officer of Zillow Group, Inc. (Zillow) since February 2019, and Chief Executive Officer December 2004 – September 2010

•
Co-founder of Glassdoor, Inc. (Glassdoor) and served as its Non-Executive Chairman from June 2007 to June 2018

•
Venture partner at Benchmark Capital, a venture capital firm, from 2005 to 2018

•
Founded Expedia as a group within Microsoft Corporation (Microsoft) in 1994, which was spun out as Expedia, Inc. in 1999; served as its Chief Executive Officer and President from 1999 to 2003

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Zillow (December 2004 – present, Executive Chairman, September 2010 – February 2019)

•
Netflix, Inc. (2002 – present)

Former Public Company Directorships:
•
Altimeter Growth Corp. 2 (January 2021 – March 2022)

•
Altimeter Growth Corp. (September 2020 – December 2021)

•
Glassdoor (Non-Executive Chairman, June 2007 – June 2018)

•
Expedia, Inc. (1999 – 2003)

•
Ticketmaster Entertainment, Inc. (December 2001 – August 2002)

QURATE RETAIL, INC. / 19

Proposal 1 – The Election of Directors Proposal
Gregory B. Maffei	Chairman of the Board Director Since: November 2005, Chairman since March 2018 Age: 62 Committees: Executive
Mr. Maffei brings to our Board significant financial and operational experience based on his current senior policy making positions at our company, Liberty Media, Liberty TripAdvisor and Liberty Broadband, and his previous executive positions at GCI Liberty, Inc. (GCI Liberty), Oracle Corporation (Oracle), 360networks Corporation (360networks) and Microsoft, as well as his public company board experience. He provides our Board with an executive leadership perspective on the strategic planning for, and operations and management of, large public companies and risk management principles.

Professional Background:
•
President and Chief Executive Officer of our company from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006; Chairman of the Board since March 2018

•
President and Chief Executive Officer of Liberty Media since May 2007

•
President and Chief Executive Officer of Liberty Broadband since June 2014

•
President and Chief Executive Officer of Liberty TripAdvisor since July 2013

•
President and Chief Executive Officer of GCI Liberty from March 2018 until its combination with Liberty Broadband in December 2020

•
President and Chief Executive Officer of Liberty Media Acquisition Corp. (LMAC) from November 2020 until its liquidation and dissolution in December 2022

•
Previously President and Chief Financial Officer of Oracle, Chairman, President and Chief Executive Officer of 360networks, and Chief Financial Officer of Microsoft

Public Company Directorships:
•
Liberty Media (May 2007 – present)

•
Sirius XM (March 2009 – present, Chairman of the Board, April 2013 – present)

•
Live Nation (February 2011 – present, Chairman of the Board, March 2013 – present)

•
Liberty TripAdvisor (July 2013 – present, Chairman of the Board, June 2015 – present)

•
Tripadvisor (Chairman of the Board, February 2013 – present)

•
Liberty Broadband (June 2014 – present)

•
Charter (May 2013 – present)

Non-Liberty Public Company Directorships:
•
Zillow (February 2015 – present)

Former Public Company Directorships:
•
LMAC (November 2020 – December 2022, Chairman of the Board, April 2021 – December 2022)

•
GCI Liberty (March 2018 – December 2020)

•
Zillow, Inc. (Zillow’s predecessor) (May 2005 – February 2015)

•
DIRECTV and predecessors (February 2008 – June 2010)

•
Electronic Arts, Inc. (June 2003 – July 2013)

•
Barnes & Noble, Inc. (September 2011 – April 2014)

•
STARZ (Chairman of the Board, January 2013 – December 2016)

•
Pandora Media, Inc. (September 2017 – February 2019)

20 / 2023 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
David Rawlinson II	President and Chief Executive Officer Director Since: January 2022 Age: 47 Committees: Executive
Mr. Rawlinson brings to our company and our Board significant experience in global e-commerce, consumer trends, customer data and digital business-to-business operations. In addition to his background in information solutions, Mr. Rawlinson brings deep leadership experience on a global scale and adds another expert perspective to our Board with his track record of success in digital commerce.

Professional Background:

•
Chief Executive Officer and President of our company and QVC, Inc. since October 2021, previously President and CEO-Elect from August 2021 to September 2021

•
Chief Executive Officer of NielsenIQ (formerly Nielsen Global Connect) from February 2020 to March 2021

•
President of Global Online Business at W. W. Grainger, Inc. (Grainger) from November 2015 to February 2020, joined Grainger in July 2012 and previously held other executive roles with Grainger

•
Previously held executive roles at Exelis, Inc. (formerly ITT Corp.) from 2009 to 2012

•
Previously served as a White House Fellow and held appointed positions in both the Bush and Obama administrations; in the Obama administration served as a senior advisor for economic policy with the White House National Economic Council.

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Discover Financial Services (February 2021 – present)

Former Public Company Directorships:
•
Nielsen Holdings plc (February 2017 – March 2021)

•
MonotaRO Co., Ltd. (2014 – 2019)

QURATE RETAIL, INC. / 21

Proposal 1 – The Election of Directors Proposal
DIRECTORS WHOSE TERM EXPIRES IN 2025
John C. Malone	Director Since: 1994 Age: 82 Committees: Executive
Mr. Malone, as President of TCI, co-founded our former parent company and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

Professional Background:
•
Director of our company since its inception in 1994 and Chairman of the Board from its inception in 1994 to March 2018 and Chief Executive Officer from August 2005 to February 2006

•
Chairman of the Board of TCI from November 1996 to March 1999 when it was acquired by AT&T Corp., and Chief Executive Officer of TCI from January 1994 to March 1997

Public Company Directorships:
•
Liberty Media (December 2010 – present, Chairman of the Board, August 2011 – present)

•
Liberty Broadband (Chairman of the Board, November 2014 – present)

Non-Liberty Public Company Directorships:
•
Warner Bros. Discovery, Inc. (Warner Bros. Discovery) (April 2022 – present)

•
LGP (Chairman of the Board, June 2013 – present)

Former Public Company Directorships:
•
GCI Liberty (Chairman of the Board, March 2018 – December 2020)

•
Liberty Expedia Holdings, Inc. (Chairman of the Board, November 2016 – July 2019)

•
Liberty Latin America Ltd. (December 2017 – December 2019)

•
Discovery, Inc. (formerly Discovery Communications, Inc. (Discovery Communications)) (Warner Bros. Discovery’s predecessor) (September 2008 – April 2022)

•
Discovery Holding Company (predecessor of Discovery Communications) (March 2005 – September 2008; Chairman of the Board, May 2005 – September 2008)

•
LGI (Chairman of the Board, June 2005 – June 2013)

•
LMI (March 2004 – June 2005)

•
UnitedGlobalCom, Inc. (January 2022 – June 2005)

•
Lions Gate Entertainment Corp. (March 2015 – September 2018)

•
Charter (May 2013 – July 2018)

•
Expedia, Inc. (December 2012 – December 2017; August 2005 – November 2012)

•
Liberty TripAdvisor (August 2014 – June 2015)

•
•
Sirius XM (April 2009 – May 2013)

•
Ascent Capital Group, Inc. (January 2010 – September 2012)

•
Live Nation (January 2010 – February 2011)

•
DIRECTV (including predecessors) (Chairman of the Board, February 2008 – June 2010)

•
IAC/InterActiveCorp (May 2006 – June 2010)

22 / 2023 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
M. Ian G. Gilchrist	Director Since: July 2009 Age: 73 Committees: Audit (Chair); Compensation Independent Director
Mr. Gilchrist’s field of expertise is in the media and telecommunications sector, having been involved with companies in this industry during much of his 32 years as an investment banker. Mr. Gilchrist brings to our Board significant financial expertise and a unique perspective on the company and the media and telecommunications sector. He is also an important resource with respect to the financial services firms that our company engages from time to time.

Professional Background:
•
Director and President of Trine Acquisition Corp. from March 2019 to December 2020

•
Various officer positions including Managing Director at Citigroup Inc./Salomon Brothers Inc. from 1995 to 2008, CS First Boston Corporation from 1988 to 1995, and Blyth Eastman Paine Webber from 1982 to 1988 and served as a Vice President of Warburg Paribas Becker Incorporated from 1976 to 1982

•
Previously worked in the venture capital field and as an investment analyst

Public Company Directorships:
•
Liberty Media (including predecessors) (September 2011 – present)

Non-Liberty Public Company Directorships:
•
None

Former Public Company Directorships:
•
Trine Acquisition Corp. (March 2019 – December 2020)

•
Ackerley Communications, Inc. (1995 – 2000)

Andrea L. Wong	Director Since: April 2010 Age: 56 Committees: Compensation; Nominating & Corporate Governance (Chair) Independent Director
Ms. Wong brings to our Board significant experience in the media and entertainment industry, having an extensive background in media programming across a variety of platforms, as well as executive leadership experience with the management and operation of companies in the entertainment sector. Her experience with programming development and production, brand enhancement and marketing brings a pragmatic and unique perspective to our Board. Her professional expertise, combined with her continued involvement in the media and entertainment industry, makes her a valuable member of our Board.

Professional Background:
•
President, International Production for Sony Pictures Television and President, International for Sony Pictures Entertainment from September 2011 to March 2017

•
President and Chief Executive Officer of Lifetime Entertainment Services from 2007 to April 2010

•
Served as an Executive Vice President with ABC, Inc., a subsidiary of The Walt Disney Company, from 2003 to 2007

Public Company Directorships:
•
Liberty Media (September 2011 – present)

Non-Liberty Public Company Directorships:
•
Hudson Pacific Properties, Inc. (August 2017 – present)

•
Roblox Corporation (August 2020 – present)

Former Public Company Directorships:
•
Oaktree Acquisition Corp. II (September 2020 – June 2022)

•
Oaktree Acquisition Corp. (July 2019 – January 2021)

•
Social Capital Hedosophia Holdings Corp. (September 2017 – October 2019)

•
Hudson’s Bay Company (September 2014 – March 2020)

QURATE RETAIL, INC. / 23

Corporate Governance
Corporate Governance

DIRECTOR INDEPENDENCE
It is our policy that a majority of the members of our Board of Directors be independent of our management. For a director to be deemed independent, our Board of Directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our Board of Directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our Board of Directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our Board of Directors has determined that each of Richard N. Barton, Fiona P. Dias, M. Ian G. Gilchrist, Larry E. Romrell and Andrea L. Wong qualifies as an independent director of our company
BOARD COMPOSITION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, science and technology, venture capital, investment banking, auditing and financial engineering. Our Board is also chronologically diverse with our members’ ages spanning five decades. For more information on our policies with respect to Board candidates, see “—Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board of Directors currently consists of nine directors, divided among three classes. Our Board believes that its current classified structure, with directors serving for three-year terms, is the appropriate board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
LONG-TERM FOCUS & ACCOUNTABILITY
Our Board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our Board believes that three-year terms focus director accountability on the Board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
CONTINUITY OF BOARD LEADERSHIP
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our nominating and corporate governance committee works actively to ensure our Board continues to be comprised of such individuals.
24 / 2023 PROXY STATEMENT

Corporate Governance
BOARD DIVERSITY
Our Board understands and appreciates the value and enrichment provided by a diverse board. As such, we actively seek diverse director candidates (see “— Board Criteria and Director Candidates”).
Board Diversity Matrix (as of April 20, 2023)
Total Number of Directors	9
	Female	Male		Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7		—	—
Part II: Demographic Background
African American or Black	—	1		—	—
Alaskan Native or American Indian	—	—		—	—
Asian	2	—		—	—
Hispanic or Latinx	—	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	—	6		—	—
Two or More Races or Ethnicities	—	—		—	—
LGBTQ+			1
Did Not Disclose Demographic Background			—
BOARD LEADERSHIP STRUCTURE
Our Board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). Gregory B. Maffei holds the position of Chairman of the Board, leads our Board and Board meetings and provides strategic guidance to our Chief Executive Officer. David Rawlinson II, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our Board in fulfilling its duties.
BOARD ROLE IN RISK OVERSIGHT
The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full Board. In addition, the oversight and review of other strategic risks are conducted directly by the full Board.
The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical short-, intermediate- and long-term risks. These areas of focus include existing and emerging strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material environmental and social matters such as climate change, human capital management, diversity, equity and inclusion, and community relations. Our management reporting processes include regular reports from our Chairman of the Board and Chief Executive Officer, which are prepared with input from our senior management team, and also include input from our internal audit group and our Vice President, Investor Relations, who manages our company’s ESG efforts and remains in regular contact with senior ESG leaders across our portfolio of companies who provide feedback and disclosure on material issues. Our company also receives the benefit of Liberty Media’s Corporate Responsibility Committee,
QURATE RETAIL, INC. / 25

Corporate Governance
which has cross-functional representation across all reaches of Liberty Media’s leadership, as well as Qurate Retail Group’s Corporate Responsibility Executive Steering Committee, which aims to effectively integrate corporate responsibility strategies into Qurate Retail Group’s major business functions and operations to accomplish business objectives. With our Board’s oversight, we seek to collaborate across our portfolio of companies to drive best practices through regular ESG-focused internal meetings and discussions, including on topics such as ESG disclosure, diversity and inclusion, cybersecurity and sustainability.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at www.qurateretail.com/investors/corporate-governance/governance-documents.
FAMILY RELATIONSHIPS; LEGAL PROCEEDINGS
There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption, other than Evan D. Malone, who is the son of John C. Malone.
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors has four standing committees: audit, compensation, executive and nominating and corporate governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2022 are set forth below. The written charters for the audit, compensation and nominating and corporate governance committees as adopted by each such committee, as well as our corporate governance guidelines (which were developed by the nominating and corporate governance committee), can be found on our website at www.qurateretail.com.
Our Board of Directors, by resolution, may from time to time establish other committees of our Board of Directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our Board of Directors, subject to applicable law.
The Board of Directors has determined that all of the members of each of the audit, compensation and nominating and corporate governance committees are independent. See “—Director Independence.”
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Corporate Governance
AUDIT COMMITTEE OVERVIEW

5 meetings in 2022
Chair
M. Ian G. Gilchrist*
Other Members
Fiona P. Dias
Larry E. Romrell
*Our Board of Directors has
determined that Mr. Gilchrist
is an “audit committee
financial expert” under
applicable SEC rules and
regulations
Audit Committee Report, page 47

The audit committee reviews and monitors the corporate accounting and financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Preparing a report for our annual proxy statement.

EXECUTIVE COMMITTEE OVERVIEW
1 meeting in 2022 Members John C. Malone Gregory B. Maffei David Rawlinson II
Our executive committee may exercise all the powers and authority of our Board of Directors in the management of our business and affairs (except as specifically prohibited by the General Corporation Law of the State of Delaware). This includes the power and authority to authorize the issuance of shares of our capital stock.

QURATE RETAIL, INC. / 27

Corporate Governance
COMPENSATION COMMITTEE OVERVIEW
4 meetings in 2022 Chair Larry E. Romrell Other Members M. Ian G. Gilchrist Andrea L. Wong Compensation Committee Report, page 66
The compensation committee assists the Board in discharging its responsibilities relating to compensation of the company’s executives. The committee’s functions include, among other things:
•
Review and approve corporate goals and objectives relevant to the compensation of our Chairman of the Board, Chief Executive Officer and our other executive officers;

•
Review and approve the compensation of our Chief Executive Officer, Chief Legal Officer, Chief Administrative Officer, Chief Accounting Officer, Principal Financial Officer and Chief Corporate Development Officer;

•
Oversee the compensation of the chief executive officers of our non-public operating subsidiaries;

•
Make recommendations to our Board and administer any incentive-compensation plans and equity-based plans; and

•
Produce a report on executive compensation for our annual proxy statement.

For a description of our processes and policies for consideration and determination of executive compensation, including the role of our Chairman of the Board and outside consultants in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.” A subcommittee, whose members are Larry E. Romrell and Andrea L. Wong, was formed in 2017 to review compensation matters for purposes of Section 16 of the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code).

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
1 meeting in 2022 Chair Andrea L. Wong Other Members Richard N. Barton Fiona P. Dias
The nominating and corporate governance committee functions include, among other things:
•
Identify individuals qualified to become Board members consistent with criteria established or approved by our Board of Directors, with the assistance of the committee, from time to time;

•
Identify director nominees for upcoming annual meetings;

•
Develop corporate governance guidelines applicable to our company; and

•
Oversee the evaluation of our Board and management.

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Corporate Governance
BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop the company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our Board seeks a breadth of experience from a variety of industries and from professional disciplines, along with a diversity of gender, ethnicity, age and other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and diversity of gender, ethnicity, age and other characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing Board of Directors, including whether the potential director nominee would positively impact the composition of the Board by bringing a new perspective or viewpoint to the Board of Directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
OUTSIDE COMMITMENTS. In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. Our Board of Directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and considers each director’s performance and commitment to ensure their continued effectiveness as a director. Given our company’s ownership interests in other public companies, our company and our Board values the positions our directors and members of management hold on the boards of these entities, as they provide our company with unique insight and input into those businesses and their operations. The nominating and corporate governance committee also recognizes and values the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our Board as a whole.
Our Board also recognizes the uniqueness of the relationships among Liberty Media, Qurate Retail, Liberty Broadband and Liberty TripAdvisor, including the collaborative approach to addressing ESG, as well as with the portfolio of assets within each of these public companies. To the extent our directors serve on more than one of the boards of these companies, we believe that such service is an important aspect of our directors’ (including Messrs. Malone and Maffei) service, as it capitalizes on various synergies between and among these boards. For this reason, we believe that a better presentation of these directors’ outside commitments is to consider the number of their “non-Liberty” public company board directorships (see “Proposal 1—The Election of Directors Proposal—Our Board at a Glance”). Based on this perspective, we have considered the facts-and-circumstances of the roles of our directors with our company, including the following considerations:
•
from a historical perspective, the significant time and resources each of these directors has regularly dedicated to our company;

•
the nature of their board commitments relating to their respective roles with these companies;

•
the synergies between their respective service on these other boards and ours;

•
their respective service on “non-Liberty” public company board directorships; and

•
the respective directors’ personal skills, expertise and qualifications (including the broad industry knowledge of each such director).

QURATE RETAIL, INC. / 29

Corporate Governance
We believe that the outside service of our directors does not conflict with, and instead enhances, their respective roles and responsibilities at our company.
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Qurate Retail, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our common stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our Board of Directors;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors. The nominating and corporate governance committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the nominating and corporate governance committee.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be
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Corporate Governance
suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the Board of Directors and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. See “Proposal 1—The Election of Directors Proposal—Outside Commitments” above.
BOARD MEETINGS
During 2022, there were four meetings of our full Board of Directors.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Board of Directors encourages all members of the Board to attend each annual meeting of our stockholders. Six of our ten directors then-serving attended our 2022 annual meeting of stockholders.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our Board of Directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Qurate Retail, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to Qurate Retail Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our Board with insight on stockholder concerns.
EXECUTIVE SESSIONS
In 2022, the independent directors of our company, then serving, met at two executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Qurate Retail, Inc., c/o Qurate Retail, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Richard N. Barton, Fiona P. Dias, M. Ian G. Gilchrist, Larry E. Romrell and Andrea L. Wong.
QURATE RETAIL, INC. / 31

Director Compensation
Director Compensation

NONEMPLOYEE DIRECTORS
DIRECTOR FEES
Each of our directors who is not an employee of our company is paid an annual fee for 2023 of $248,850 (which, in 2022, was $237,000) (which we refer to as the director fee), of which $130,200 ($124,000 in 2022) was payable in QRTEA restricted stock units (RSUs) that will vest (or did vest) one year from the grant date with the remaining $118,650 ($113,000 in 2022) of the director fee payable in cash. The awards issued to our directors with respect to their service on our Board in 2023 were issued in December 2022. See “—Director RSU Grants” below for information on the incentive awards granted in 2022 to the nonemployee directors with respect to service on our Board in 2023.
Fees for service on our audit committee, compensation committee and nominating and corporate governance committee are the same for 2023 and 2022, with each member thereof receiving an additional annual fee of $30,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annual fee of $40,000, $20,000 and $20,000, respectively, for his or her participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
CHARITABLE CONTRIBUTIONS
If a director makes a donation to our political action committee, we will make a matching donation to a charity of his or her choice in an amount not to exceed $10,000.
EQUITY INCENTIVE PLAN
Awards granted to our nonemployee directors under the Qurate Retail, Inc. 2020 Omnibus Incentive Plan (the 2020 incentive plan) are administered by our Board of Directors or our compensation committee. Our Board of Directors has full power and authority to grant nonemployee directors the awards described below and to determine the terms and conditions under which any awards are made. The 2020 incentive plan is designed to provide our nonemployee directors with additional remuneration for services rendered, to encourage their investment in our common stock and to aid in attracting persons of exceptional ability to become nonemployee directors of our company. Our Board of Directors may grant non-qualified stock options, stock appreciation rights (SARs), restricted shares, restricted stock units and cash awards or any combination of the foregoing under the 2020 incentive plan.
The maximum number of shares of our common stock with respect to which awards may be issued under the 2020 incentive plan is 48,499,046, subject to anti-dilution and other adjustment provisions. Under the 2020 incentive plan, no nonemployee director may be granted during any calendar year awards having a value determined on the date of grant in excess of $1 million. Shares of our common stock issuable pursuant to awards made under the 2020 incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company.
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Director Compensation
DIRECTOR RSU GRANTS
Pursuant to our director compensation policy described above and the 2020 incentive plan, we granted the following RSU awards in December 2022:
Name	# of QRTEA RSUs
Richard N. Barton	60,558
Fiona P. Dias	60,558
M. Ian G. Gilchrist	60,558
Evan D. Malone	60,558
Larry E. Romrell	60,558
Andrea L. Wong	60,558
The RSUs granted in December 2022 will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability and, unless our Board of Directors determines otherwise, will be forfeited if the grantee resigns or is removed from the Board before the vesting date.
STOCK OWNERSHIP GUIDELINES
Our Board of Directors has adopted stock ownership guidelines that generally require each nonemployee director to own shares of our company’s stock equal to at least three times the value of their annual cash retainer fees. Nonemployee directors have five years from the director’s initial appointment to our Board to comply with these guidelines.
DIRECTOR DEFERRED COMPENSATION PLAN
Effective beginning in the fourth quarter of 2013, directors of our company were eligible to participate in the Qurate Retail, Inc. Nonemployee Director Deferred Compensation Plan (the director deferred compensation plan), pursuant to which eligible directors of our company could elect to defer all or any portion of their annual cash fees that they would otherwise be entitled to receive. The deferral of such annual cash fees shall was effected by a reduction in the quarterly payment of such annual cash fees by the percentage specified in the director’s election. Elections were required to be made in advance of certain deadlines, which generally were on or before the close of business on December 31 of the year prior to the year to which the director’s election would apply, and elections included the form of distribution, such as a lump-sum payment or substantially equal installments over a period not to exceed ten years. Compensation deferred under the director deferred compensation plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the director deferred compensation plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For 2021, 2022 and 2023, the rate was, and is 6.5%, 6.5% and 9.125%, respectively.
Effective December 8, 2022, our Board of Directors amended and restated the director deferred compensation plan in order to freeze the plan as of December 8, 2022, which closed the director deferred compensation plan to new participants and provided that no deferrals or deferral elections could be made under the director deferred compensation plan with respect to annual cash fees for services performed in any plan year commencing on or after January 1, 2023. Deferrals made on or before December 31, 2022 will continue to accrue interest income at the rate specified above.
QURATE RETAIL, INC. / 33

Director Compensation
JOHN C. MALONE
Mr. Malone’s employment agreement (as amended) and his deferred compensation arrangements with us, as described below, were assumed by Liberty Media’s predecessor and later Liberty Media. The term of Mr. Malone’s employment agreement is extended daily so that the remainder of the employment term is five years. The employment agreement was amended in June 1999 to provide for, among other things, an annual salary of $2,600 (which was increased to $3,900 in 2014), subject to increase with the approval of Liberty Media’s board of directors. The employment agreement was amended in 2003 to provide for payment or reimbursement of personal expenses, including professional fees and other expenses incurred by Mr. Malone for estate, tax planning and other services, and for personal use of corporate aircraft and flight crew. The aggregate amount of such payments or reimbursements and the value of his personal use of corporate aircraft was originally limited to $500,000 per year but increased to $1 million effective January 1, 2007 by our compensation committee. Although the “Director Compensation Table” below reflects the portion of the aggregate incremental cost of Mr. Malone’s personal use of our corporate aircraft attributable to our company, the value of his aircraft use for purposes of his employment agreement is determined in accordance with the Standard Industry Fare Level (SIFL), which aggregated $42,792 for use of the aircraft by our company and Liberty Media during the year ended December 31, 2022. A portion of the costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, incurred with respect to Mr. Malone were allocated to our company and reimbursed to Liberty Media under the services agreement (as defined and described below).
In December 2008, the compensation committee determined to modify Mr. Malone’s employment arrangements to permit Mr. Malone to begin receiving fixed monthly payments in 2009, while he remains employed by Liberty Media, in satisfaction of our obligations to him under a 1993 deferred compensation arrangement, a 1982 deferred compensation arrangement and an installment severance plan, in each case, entered into with him by our predecessors (and which had been assumed by our company). At the time of the amendment, the amounts owed to Mr. Malone under these arrangements aggregated approximately $2.4 million, $20 million and $39 million, respectively. As a result of these modifications, Mr. Malone receives 240 equal monthly installments, which commenced February 2009, of: (1) approximately $20,000 under the 1993 deferred compensation arrangement, (2) approximately $237,000 under the 1982 deferred compensation arrangement and (3) approximately $164,000 under the installment severance plan. Interest ceased to accrue under the installment severance plan once these payments began; however, interest continues to accrue on the 1993 deferred compensation arrangement at a rate of 8% per annum and on the 1982 deferred compensation arrangement at a rate of 13% per annum. Following certain termination events, Mr. Malone (or, in the event of Mr. Malone’s death, his beneficiaries) would be entitled to receive the remaining payments under these arrangements, subject to certain conditions. In 2011 and 2013, Liberty Media’s predecessor and Liberty Media, respectively, assumed all outstanding obligations under these deferred compensation arrangements and the installment severance plan.
Under the terms of Mr. Malone’s employment agreement, he is entitled to receive upon the termination of his employment for any reason (other than for death or “cause”), a lump sum equal to his salary for a period of five full years following termination (calculated on the basis of $3,900 per annum, the lump sum severance payment).
As described above, Liberty Media assumed Mr. Malone’s employment agreement and all outstanding obligations thereunder, and we will reimburse Liberty Media for our allocated portion of any such lump sum severance payments made thereunder.
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Director Compensation
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2022.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All other compensation ($)(5)	Total ($)
John C. Malone	—	—	—	300,987(6)(7)(8)	300,987
Richard N. Barton	123,000(4)	122,933	13,154	—	259,087
Fiona P. Dias	148,444	122,933	—	2,145(9)	273,522
M. Ian G. Gilchrist	158,444	122,933	—	—	281,377
Evan D. Malone	113,000	122,933	—	—	235,933
Larry E. Romrell	163,000	122,933	—	—	285,933
Mark C. Vadon(10)	60,589(4)	—	27,120	—	87,709
Andrea L. Wong	143,000(4)	122,933	58,487	—	324,420

(1)
Gregory B. Maffei and David Rawlinson, each of whom is a director of our company and a named executive officer, and John C. Malone, who is a director of our company, received no compensation for serving as directors of our company during 2022. However, we are allocated a portion of the compensation paid to Mr. Malone by Liberty Media. See footnotes (6), (7) and (8) below.

(2)
As of December 31, 2022, our directors (other than Messrs. Maffei and Rawlinson, whose equity awards are listed in the “Outstanding Equity Awards at Fiscal Year-End” table below) held the following equity awards:

	John C. Malone	Richard N. Barton	Fiona P. Dias	M. Ian G. Gilchrist	Evan D. Malone	Larry E. Romrell	Mark C. Vadon	Andrea L. Wong
Options (#)
QRTEA	—	191,890	—	136,354	—	190,449	557,559	46,059
RSUs & Deferred Share Units (#)
QRTEA	—	60,558	75,299	60,558	60,558	60,558	—	60,558
QRTEP	—	—	269	—	—	—	—	—

(3)
The aggregate grant date fair value of the RSU awards has been computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification (FASB ASC) Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the year ended December 31, 2022 (which are included in the 2022 Form 10-K).

(4)
Includes 2022 compensation that was earned but not paid in cash because it was deferred under the director deferred compensation plan. Amounts deferred are reflected below:

Name	2022 Deferred Compensation ($)	2022 Above Market Earnings on Accrued Interest ($)
Richard N. Barton	123,000	13,154
Mark C. Vadon	60,589	27,120
Andrea L. Wong	143,000	58,487

(5)
Liberty Media makes available to our directors tickets to various sporting events with no aggregate incremental cost attributable to any single person.

QURATE RETAIL, INC. / 35

Director Compensation
(6)
Includes the amount of Mr. Malone’s base salary of $975 and the following amounts, in each case, which were allocated to our company under the services agreement:

Amounts ($)
Reimbursement for personal accounting services	15,000
Compensation related to personal use of corporate aircraft (a)	53,530
Tax payments made on behalf of Mr. Malone	221,768

(a)
Calculated based on aggregate incremental cost of such usage to our company.

Also includes miscellaneous personal expenses, such as courier charges.
Liberty Media owns an apartment in New York City which is primarily used for business purposes. Mr. Malone makes use of this apartment and a company car and driver for personal reasons. From time to time, we also pay the cost of miscellaneous shipping and catering expenses for Mr. Malone.
(7)
Includes $7,625 in matching contributions allocated to our company with respect to the Liberty Media 401(k) Savings Plan.

(8)
Includes $927 in life insurance premiums allocated to our company for the benefit of Mr. Malone.

(9)
Includes regular quarterly cash dividends paid on shares of QRTEP to the extent such amounts were not factored into the grant date fair value of the underlying awards computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

(10)
Mr. Vadon elected to retire from our Board effective June 14, 2022.

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Proposal 2—The Reverse Stock Split Proposal
Proposal 2—The Reverse Stock Split Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to approve the adoption of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding QRTEA and QRTEB shares at a ratio of at least 1-for-2 and up to 1-for-20, with the exact ratio within the foregoing range to be determined by our Board of Directors (or a committee thereof) and publicly disclosed prior to the effectiveness of the reverse stock split.
Our Board of Directors has unanimously approved and declared advisable an amendment to our Restated Certificate of Incorporation (our restated charter) to effect a reverse stock split of each issued and outstanding QRTEA and QRTEB share, in a ratio of at least 1-for-2 and up to 1-for-20, in order to among other reasons, increase the per-share price of our common stock and help ensure the continued listing of our QRTEA shares on Nasdaq.
The precise ratio of the proposed reverse stock split shall be a whole number within this range, determined in the sole discretion of our Board of Directors (or a duly authorized committee thereof). We are asking our stockholders to give our Board of Directors and a duly authorized committee discretion to effect the reverse stock split at any time, which could occur as soon as practicable following stockholder approval of this proposal or at any other time prior to our 2024 annual meeting of stockholders. By approving this proposal, stockholders would give our Board of Directors and a duly authorized committee authority, but not the obligation, to effect the reverse stock split and full discretion to approve the ratio at which shares of common stock will be reclassified, from and including a ratio of 1-for-2 and up to and including a ratio of 1-for-20 at any time. Our Board of Directors believes that providing this generalized grant of authority with respect to setting the split ratio and determining the timing for implementation of the reverse stock split, rather than mere approval of a pre-defined reverse stock split ratio or a specific date for implementation is in the best interest of our stockholders because it will give our Board of Directors or a duly authorized committee the flexibility to set the ratio and timing in accordance with current market conditions and therefore allow our Board of Directors or a duly authorized committee to effect the reverse stock split if our Board of Directors or a duly authorized committee determines the reverse stock split would be in the best interests of our company and our stockholders. The Reverse Stock Split Amendment would not impact the total authorized number of shares of our capital stock or the par value of such capital stock. Any reverse stock split ratio determined by our Board of Directors or a duly authorized committee within the range described above will be on an equal per share basis for the QRTEA and QRTEB shares as required by our restated charter. If our Board of Directors does not abandon the reverse stock split as described below, the exact ratio for the reverse split within the range described above will be set by our Board of Directors or a duly authorized committee and publicly announced prior to the effectiveness of the reverse stock split.
In determining the ratio following the receipt of stockholder approval, our Board of Directors or a duly authorized committee may consider, among other things, factors such as:
•
the historical trading price and trading volume of our QRTEA and QRTEB shares;

•
the then-prevailing trading price and trading volume of our QRTEA and QRTEB shares and the anticipated impact of the reverse stock split on the trading market for these shares;

•
the number of QRTEA and QRTEB shares then outstanding, and the number of QRTEA and QRTEB shares issuable upon exercise of options and RSUs then outstanding;

•
the potential decline of our market capitalization as a result of the reverse stock split;

•
the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•
prevailing market, industry and general economic conditions; and

•
Nasdaq’s continued listing criteria.

QURATE RETAIL, INC. / 37

Proposal 2—The Reverse Stock Split Proposal
If our stockholders approve this proposal, our Board of Directors or a duly authorized committee determines to effect the reverse stock split, and our Board of Directors does not otherwise abandon the amendment contemplating the reverse stock split, we will file a Certificate of Amendment to our restated charter with the Secretary of State of the State of Delaware (the Delaware Secretary of State) to effect the proposed reverse stock split, in the form attached to this proxy statement as Annex A. Our Board of Directors has approved and declared advisable the proposed amendment to our restated charter as set forth in the Certificate of Amendment, in the form attached to this proxy statement as Annex A. If the proposed reverse stock split is effected, then the number of issued and outstanding QRTEA and QRTEB shares would be reduced. Our Board of Directors has reserved the right to abandon the amendment at any time before the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State, even if the adoption of the amendment is approved by our stockholders. Thus, our Board of Directors, at its discretion, may cause the filing of the Certificate of Amendment (following stockholder approval) to effect the reverse stock split or abandon the amendment and not affect the reverse stock split if it determines that any such action is or is not in the best interests of our company and stockholders.
VOTE AND RECOMMENDATION
The affirmative vote of the holders of record of a majority of the voting power of the outstanding shares of our common stock entitled to vote on this proposal, voting together as a single class, will be required for approval of this proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR the reverse stock split proposal because it will allow our Board of Directors flexibility to effect a reverse stock split in order to bring the trading price of our common stock back to a normalized level in light of recent market volatility as well as and help ensure continued listing of our QRTEA shares on Nasdaq.

PURPOSE OF PROPOSED REVERSE STOCK SPLIT
The primary purpose for effecting the reverse stock split, should our Board of Directors or a duly authorized committee choose to effect it, would be to increase the per share price of our common stock. In determining to seek authorization for this reverse stock split proposal, our Board of Directors considered that, by effectively condensing a number of pre-split shares into one share of our common stock, the market price of a post-split share is generally greater than the market price of a pre-split share. This will also help us to maintain the listing of our QRTEA shares on Nasdaq. Under our restated charter, the reverse stock split of our QRTEB shares on an equal per share basis is required if we effect a reverse stock split of our QRTEA shares.
Our QRTEA and QRTEB shares are listed on the Nasdaq Global Select Market. Between March 1, 2023 and April 14, 2023, our QRTEA shares have traded between $1.64 and $0.80 per share. The market volatility in response to economic disruptions and uncertainties created by concerns about the banking systems and inflationary pressures has generally contributed to the depressed stock price QRTEA has experienced in recent weeks. The reverse stock split proposal is intended primarily to increase the per share price of our QRTEA shares, and, as a result, help ensure continued compliance with Nasdaq’s minimum bid price continued listing requirement of at least $1.00 per share. Reducing the number of outstanding QRTEA shares should, absent other factors, increase its per share market price, although we cannot provide any assurance that we will be able to meet or maintain a share price over the minimum bid price requirement for continued listing on Nasdaq or any other exchange.
A lower stock price (and the potential delisting of the QRTEA shares from Nasdaq) may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our common stock. Delisting of the QRTEA shares also could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or the loss of interest in business development opportunities. An increase in the per share trading value of our QRTEA shares would be beneficial because it would:
•
improve the perception of our common stock as an investment security;

•
reset our QRTEA share price to more normalized trading levels in the face of potentially extended market dislocations;

•
assist with future potential capital raises;

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Proposal 2—The Reverse Stock Split Proposal
•
appeal to a broader range of investors to generate greater investor interest in us;

•
to the extent the broker commissions paid by our investors depend on the value of the QRTEA shares being traded, reduce stockholder transaction costs because investors would pay a lower commission to trade a fixed dollar amount of our QRTEA shares if our QRTEA share price were higher than they would if our QRTEA share price were lower; and

•
increase the likelihood that our common stock will remain eligible for listing on Nasdaq.

If our QRTEA shares are delisted from Nasdaq and they are not able to be listed on another exchange, our QRTEA shares could be quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, we could face significant adverse consequences including, among others:
•
a limited availability of market quotations for our securities;

•
a determination that QRTEA is a “penny stock” which will require brokers trading in our QRTEA shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•
a limited amount of news and little or no analyst coverage of our company;

•
we would no longer qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws; and

•
a decreased ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future.

Although our Board of Directors believes that a reverse stock split will in fact increase the trading price of our QRTEA shares, in many cases, because of variables outside of our control (such as recent market volatility in response to economic disruptions and uncertainties created by uncertainty in the banking system and inflationary pressures, investor response to the news of a proposed reverse stock split, and other prevailing market, industry and general economic conditions), the market price of our QRTEA shares may in fact decline in value after effecting the reverse stock split. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our company (except to the extent of cash paid in lieu of fractional shares). However, should the overall value of our QRTEA shares decline after the proposed reverse stock split, then the actual or intrinsic value of our QRTEA shares held by you will also proportionately decrease as a result of the overall decline in value.
POTENTIAL EFFECTS OF THE PROPOSED REVERSE STOCK SPLIT
If this proposal is approved and the reverse stock split is effected, the reverse stock split will be realized simultaneously and in the same ratio for all of our issued and outstanding QRTEA and QRTEB shares. The immediate effect of a reverse stock split would be to reduce the number of QRTEA and QRTEB shares outstanding and to increase the per share trading price of our QRTEA and QRTEB shares. The reverse stock split is not expected to have an effect on the per share price of our QRTEP shares or the number of QRTEP shares outstanding.
However, we cannot predict the effect of any reverse stock split upon the market price of our QRTEA and QRTEB shares over an extended period. We cannot assure you that the trading price of our QRTEA and QRTEB shares after the reverse stock split will rise in inverse proportion to the reduction in the number of outstanding QRTEA and QRTEB shares as a result of the reverse stock split. Also, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our QRTEA and QRTEB shares. The trading price of our common stock may change due to a variety of other factors, including our operating results and other factors related to our future performance.
EXAMPLES OF POTENTIAL REVERSE STOCK SPLIT AT VARIOUS RATIOS
The table below provides examples of reverse stock splits at various ratios from 1-for-2 up to 1-for-20, without giving effect to the treatment of fractional shares. The actual number of shares outstanding after giving effect to the reverse stock
QURATE RETAIL, INC. / 39

Proposal 2—The Reverse Stock Split Proposal
split and the amount of cash to be paid in lieu of the issuance of fractional shares, if effected, will depend on the actual ratio that is determined by our Board of Directors or a duly authorized committee and publicly announced prior to the effective time (as defined below) in accordance with the proposed amendment to our restated charter.
QRTEA Shares Outstanding at February 28, 2023(1)	QRTEB Shares Outstanding at February 28, 2023(1)	Reverse Stock Split Ratio	QRTEA Shares Outstanding after Reverse Stock Split(1)	QRTEB Shares Outstanding after Reverse Stock Split(1)	Reduction in Shares Outstanding
374,408,845	8,373,512	1-for-2	187,204,422	4,186,756	50%
374,408,845	8,373,512	1-for-5	74,881,769	1,674,702	80%
374,408,845	8,373,512	1-for-10	37,440,884	837,351	90%
374,408,845	8,373,512	1-for-20	18,720,442	418,675	95%

(1)
Excludes shares of common stock issuable upon exercise of stock options and vesting of RSUs.

The resulting decrease in the number of shares of our QRTEA and QRTEB shares outstanding could potentially adversely affect their respective liquidity, especially in the case of larger block trades.
EFFECTS ON OWNERSHIP BY INDIVIDUAL STOCKHOLDERS
If we implement a reverse stock split, the number of QRTEA and QRTEB shares held by each stockholder would be reduced by multiplying the number of shares of QRTEA or QRTEB held immediately before the reverse stock split by the ratio determined by our Board of Directors or a duly authorized committee and publicly announced prior to the effective time and then rounding down to the nearest whole share of each series. We would pay cash to each stockholder in lieu of any fractional interest in a share to which each stockholder would otherwise be entitled as a result of the reverse stock split, as described in further detail below. The reverse stock split would not affect any stockholder’s percentage ownership interest in our company or proportionate voting power, except to the extent that interests in fractional shares would be paid in cash.
EFFECT ON RESTRICTED STOCK, RSUs AND OPTIONS
Outstanding shares of restricted stock would be reduced in the reverse stock split in the same manner as other outstanding shares of our common stock. In addition, we would adjust the number of unissued shares underlying any RSUs and options entitling the holders to purchase shares of our common stock as a result of the reverse stock split, as required by the terms of these securities. In particular, we would reduce the number of shares underlying each RSU or option, and would increase the exercise price of each option, in each case, in accordance with the terms of these equity awards and based on the 1-for-2, up to 1-for-20 ratio of the reverse stock split (i.e., the number of shares issuable under such securities would decrease by 50%, up to 95%, respectively, and the exercise price per share would be multiplied by 2, up to 20, respectively). Also, we would reduce the number of shares reserved for issuance under our 2020 incentive plan, proportionately based on the ratio of the reverse stock split. A reverse stock split would not otherwise affect any of the rights currently accruing to holders of our restricted stock, RSUs or options exercisable for our common stock.
EFFECT ON QRTEB SHARES
One of the continued listing requirements applicable to our QRTEB shares is that there be at least 100,000 publicly held shares of QRTEB outstanding that are not held by any of our directors, executive officers or beneficial holders of 10% or more of our QRTEB shares (the Nasdaq publicly held shares minimum). Our restated charter requires the QRTEB shares to be reclassified on an equal per share basis as the QRTEA shares in the reverse split. As of February 28, 2023, there were approximately 988,124 publicly held QRTEB shares. If a 1-for-10 ratio were applied to our QRTEB shares in the reverse split, resulting in a 90% reduction in the number of issued and outstanding QRTEB shares, we expect that the QRTEB shares would be subject to delisting from Nasdaq, unless the number of publicly held QRTEB shares is later increased to satisfy the Nasdaq publicly held shares minimum.
If our QRTEB shares are delisted from Nasdaq and they are not able to be listed on another exchange, our QRTEB shares could be quoted on the OTC Markets or in the “pink sheets.” If our QRTEB shares are quoted on the OTC Markets,
40 / 2023 PROXY STATEMENT

Proposal 2—The Reverse Stock Split Proposal
it could result in more limited availability of market quotations for our QRTEB shares and could lead to a determination that QRTEB is a “penny stock,” which will require brokers trading in those shares to adhere to more stringent rules and possibly result in even further reduced levels of trading activity in the secondary trading market for our QRTEB shares as our QRTEB shares are currently thinly traded.
QRTEB shares are convertible into QRTEA shares on a one-for-one basis, and a holder’s ability to convert their QRTEB shares will remain unchanged following the reverse split. Any QRTEA shares that are issued upon conversion of QRTEB shares will automatically be listed on Nasdaq following such conversion, provided that the QRTEA shares continue to satisfy Nasdaq’s continued listing standards.
OTHER EFFECTS ON OUTSTANDING SHARES
A reverse stock split would have no effect on the rights pertaining to the outstanding QRTEA and QRTEB shares as provided for under our restated charter. Each share of our common stock issued following the reverse stock split would be fully paid and nonassessable.
The reverse stock split would result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.
After the effective time, our QRTEA and QRTEB shares will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which are numbers used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for shares of common stock with the new CUSIP number by following the procedures described below. However, until such exchange is made, the old stock certificates will automatically represent the new, post-split number of shares. After the reverse stock split, we will continue to file periodic reports and comply with other requirements of the Exchange Act. We expect that our QRTEA shares will continue to be listed on Nasdaq under the symbol “QRTEA” subject to any decision of our Board of Directors to list our securities on a different stock exchange; however, Nasdaq may determine to delist our QRTEB shares following the proposed reverse stock split as even a 1-for-10 ratio would reduce the number of publicly held QRTEB shares below the Nasdaq publicly held shares minimum.
INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this reverse stock split proposal except to the extent of their ownership of shares of our common stock.
AUTHORIZED SHARES OF STOCK
The reverse stock split would affect all issued and outstanding QRTEA and QRTEB shares and outstanding rights to acquire QRTEA and QRTEB shares on an equal per share basis. We will not change the number of QRTEA and QRTEB shares currently authorized. However, upon the effectiveness of the reverse stock split, the number of authorized QRTEA and QRTEB shares that are not issued or outstanding would increase due to the reduction in the number of QRTEA and QRTEB shares issued and outstanding as a result of the reverse stock split.
As of February 28, 2023, we had authorized (i) 4,000,000,000 QRTEA shares, of which 374,408,845 shares were issued and outstanding, (ii) 150,000,000 QRTEB shares, of which 8,373,512 shares were issued and outstanding, (iii) 4,000,000,000 shares of Series C common stock, par value $0.01 per share, of which there were no shares issued or outstanding, and (iv) 50,000,000 shares of preferred stock, par value $0.01 per share, of which 13,500,000 shares are designated QRTEP and 36,500,000 shares are undesignated as to series. As of February 28, 2023, there were 12,673,171 QRTEP shares issued and outstanding.
We do not have any plans, arrangements or understandings for the remaining portion of the authorized but unissued shares that will be available following the reverse stock split.
PROCEDURE FOR EFFECTING THE PROPOSED REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES
If stockholders approve this proposal, our Board of Directors or a duly authorized committee determines to effect the reverse stock split, and our Board of Directors does not otherwise abandon the amendment providing for the reverse stock
QURATE RETAIL, INC. / 41

Proposal 2—The Reverse Stock Split Proposal
split, we will file with the Delaware Secretary of State a Certificate of Amendment to our restated charter, in the form attached to this proxy statement as Annex A. The reverse stock split will become effective at the time and on the date of filing of, or at such later date and time as may be specified in, the Certificate of Amendment, which we refer to as the effective time. Beginning at the effective time, until exchanged for a new certificate as referenced below, each certificate representing QRTEA and QRTEB shares will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the reverse stock split.
Upon the reverse stock split, we intend to treat stockholders holding our QRTEA and QRTEB shares in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our QRTEA and QRTEB shares in “street name.” However, these banks, brokers or other nominees may have different procedures for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.
Following the reverse stock split, stockholders holding physical certificates must exchange those certificates for new certificates and a cash payment in lieu of any fractional shares.
Our transfer agent will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No new certificates or cash payments in lieu of fractional shares will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. Any certificates that have not yet been exchanged that are submitted in connection with any transfer of QRTEA or QRTEB shares following the effective time, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new certificates. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so. Registered stockholders of QRTEA and QRTEB shares in book-entry form will have their accounts automatically updated for the new share balances.
FRACTIONAL SHARES
We will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split because the stockholder owns a number of shares not evenly divisible by the ratio would instead receive cash upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal. Holders of common stock in book-entry form will receive cash in accordance with the exchange agent’s customary procedures with respect to book-entry shares. The cash amount to be paid to each stockholder would be equal to the resulting fractional interest in one QRTEA share or one QRTEB share to which the stockholder would otherwise be entitled, multiplied by the fair value of one QRTEA share or one QRTEB share, as applicable, at the effective time, as determined in good faith by our Board of Directors or a duly authorized committee. We do not anticipate that the aggregate cash amount paid by our company for fractional interests will be material to us.
NO APPRAISAL RIGHTS
No appraisal rights are available under the General Corporation Law of the State of Delaware or under our restated charter or restated bylaws with respect to the reverse stock split.
ACCOUNTING CONSEQUENCES
The par value of our QRTEA and QRTEB shares would remain unchanged at $0.01 per share after the reverse stock split. Also, our capital account (for accounting purposes) would remain unchanged, and we do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.
NO GOING PRIVATE TRANSACTION
Notwithstanding the decrease in the number of outstanding shares following the reverse stock split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
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Proposal 2—The Reverse Stock Split Proposal
POTENTIAL ANTI-TAKEOVER EFFECT
SEC rules require disclosure and discussion of the effects of any proposal that could be used as an anti-takeover device. This proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued QRTEA and QRTEB shares vis-à-vis the outstanding QRTEA and QRTEB shares and could, under certain circumstances, have an anti-takeover effect, although that is not the purpose or intent of the proposal. A relative increase in the number of authorized but unissued shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized shares. A relative increase in our authorized but unissued shares of common stock could potentially deter takeovers, including takeovers that our Board of Directors determines are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. Our Board of Directors is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split.
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT
The following discussion is a summary of the material U.S. federal income tax consequences of the reverse stock split to U.S. Holders (as defined below). This summary is based on the Code, the U.S. Treasury regulations promulgated thereunder, and administrative rulings and court decisions in effect as of the date of this proxy statement, all of which may be subject to change or differing interpretation. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any ruling from the Internal Revenue Service (the IRS) or an opinion from counsel with respect to the U.S. federal income tax consequences discussed below. There can be no assurance that the tax consequences discussed below would be accepted by the IRS or a court. The tax treatment of the reverse stock split to holders may vary depending upon a holder’s particular facts and circumstances.
For purposes of this discussion, a U.S. Holder is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as:
•
an individual who is a citizen or resident of the United States;

•
a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold their shares of our common stock as capital assets within the meaning of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to holders subject to special tax treatment, such as financial institutions, dealers in securities, insurance companies, foreign persons and tax-exempt entities. In addition, this discussion does not consider the effects of any other U.S. federal tax laws or any applicable state, local or foreign tax laws and does not consider the effects with respect to QRTEP or any restricted stock, options or RSUs. If a partnership or other entity or arrangement classified as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner thereof will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding our common stock, you should consult your tax advisor regarding the tax consequences of the reverse stock split.
STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM THAT COULD RESULT FROM THE REVERSE STOCK SPLIT.
A U.S. Holder generally should not recognize gain or loss upon the reverse stock split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax
QURATE RETAIL, INC. / 43

Proposal 2—The Reverse Stock Split Proposal
basis in their shares of our common stock held immediately after the reverse stock split should equal their aggregate adjusted tax basis of their shares of our common stock held immediately before the reverse stock split (generally reduced by the amount of such basis that is allocated to any fractional share of our common stock deemed received). The U.S. Holder’s holding period in their shares of our common stock held immediately after the reverse stock split should include the holding period in their shares of our common stock held immediately before the reverse stock split. U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period among shares of our common stock which were acquired by a stockholder on different dates and at different prices. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period among such shares.
A U.S. Holder who receives cash in lieu of a fractional share of common stock will be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A U.S. Holder generally should recognize capital gain or loss on such deemed redemption in an amount equal to the difference between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be treated as long term capital gain or loss if the pre-reverse stock split shares of our common stock were held by the U.S. Holder for more than one year at the time of the reverse stock split. However, special rules may apply to cause all or a portion of the cash received in lieu of a fractional share of our common stock to be treated as dividend income with respect to certain U.S. Holders who own more than a minimal amount of our common stock or who exercise some control over the affairs of our company. U.S. Holders are urged to consult their own tax advisors regarding the U.S. federal income tax consequences of receiving cash in lieu of fractional shares of our common stock based on their particular circumstances.
A payment of cash made in lieu of a fractional share of our common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each U.S. Holder of our common stock that does not otherwise establish an exemption should furnish on applicable IRS forms (generally, an IRS Form W-9) its taxpayer identification number and comply with the applicable certification procedures.
Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. U.S. Holders of our common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.
BOARD DISCRETION TO IMPLEMENT THE REVERSE STOCK SPLIT
Our Board of Directors has reserved the right to abandon the amendment at any time before the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State, even if the adoption of the amendment is approved by our stockholders.
44 / 2023 PROXY STATEMENT

PROPOSAL 3—THE AUDITORS RATIFICATION PROPOSAL
Proposal 3—The Auditors Ratification Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2023.
Even if the selection of KPMG LLP is ratified, the audit committee of our Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2023.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise.

AUDIT FEES AND ALL OTHER FEES
The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2022 and 2021 and fees billed for other services rendered by KPMG LLP:
	2022	2021
Audit fees	$9,774,700	8,399,200
Audit related fees	—	—
Audit and audit related fees	9,774,700	8,399,200
Tax fees(1)	731,000	766,000
Total fees	$10,505,700	9,165,200

(1)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.

QURATE RETAIL, INC. / 45

PROPOSAL 3—THE AUDITORS RATIFICATION PROPOSAL
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $100,000, or if individual projects under $100,000 are likely to equal or exceed $500,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. M. Ian G. Gilchrist currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2022 were approved in accordance with the terms of the policy in place.
46 / 2023 PROXY STATEMENT

Audit Committee Report
Audit Committee Report

Each member of the audit committee is an independent director as determined by our Board of Directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our Board of Directors has determined that Mr. Gilchrist is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our Board of Directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from the company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our Board of Directors that the audited financial statements be included in the 2022 Form 10-K.
Submitted by the Members of the Audit Committee
M. Ian G. Gilchrist
Fiona P. Dias
Larry E. Romrell
QURATE RETAIL, INC. / 47

PROPOSAL 4—THE SAY-ON-PAY PROPOSAL
Proposal 4—The Say-on-Pay Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation.”
We are providing our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as described below in accordance with Section 14A of the Exchange Act. This advisory vote allows our stockholders to express their views on the overall compensation paid to our named executive officers. Our company values the views of our stockholders and is committed to the efficiency and effectiveness of our company’s executive compensation program.
Our most recent advisory vote on the compensation of our named executive officers was held at our 2020 annual meeting of stockholders on May 21, 2020, at which stockholders representing a majority of our aggregate voting power present and entitled to vote on the say-on-pay proposal voted in favor of, on an advisory basis, our executive compensation as disclosed in our proxy statement for our 2020 annual meeting of stockholders. At our 2017 annual meeting of stockholders on May 24, 2017, stockholders elected to hold a Say-on-Pay vote every three years and our Board of Directors adopted this as the frequency at which future Say-on-Pay votes would be held. We currently expect that our next advisory vote on executive compensation will be held in 2026.
We are seeking stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules, which include the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables (including all related footnotes) and any additional narrative discussion of compensation included herein. Stockholders are encouraged to read the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement, which provides an overview of our company’s executive compensation policies and procedures and how they were applied for 2022.
In accordance with Section 14A of the Exchange Act, and Rule 14a-21(a) promulgated thereunder, and as a matter of good corporate governance, our Board of Directors is asking stockholders to approve the following advisory resolution at the 2023 annual meeting of stockholders:
RESOLVED, that the stockholders of Qurate Retail, Inc. hereby approve, on an advisory basis, the compensation paid to our company’s named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion.
ADVISORY VOTE
Although this vote is advisory and non-binding on our Board and our company, our Board and the compensation committee, which are responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.
VOTE AND RECOMMENDATION
This advisory resolution, which we refer to as the Say-on-Pay proposal, will be considered approved if it receives the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because the compensation structure is aligned with our ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

48 / 2023 PROXY STATEMENT

PROPOSAL 5—THE SAY-ON-FREQUENCY PROPOSAL
Proposal 5—The Say-on-Frequency Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to approve, on an advisory basis, the frequency at which future Say-on-Pay votes will be held.
In accordance with the requirements of Section 14A of the Exchange Act and Rule 14a-21(b) promulgated thereunder, and as a matter of good corporate governance, we are submitting for stockholder consideration a separate resolution for an advisory vote as to whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years.
At our 2017 annual meeting of stockholders on May 24, 2017, a majority of the votes cast on the Say-on-Frequency proposal by our stockholders that were present, in person or by proxy, and entitled to vote at the 2017 annual meeting of stockholders, voting together as a single class, voted in favor of holding future advisory votes on executive compensation at a frequency of once every three years, and our Board of Directors adopted this as the frequency at which future advisory votes on executive compensation would be held.
After consideration, our Board of Directors has determined that an advisory vote on executive compensation that occurs every three years continues to be the most appropriate policy for us.
Our Board of Directors believes an advisory vote every three years would allow stockholders to focus on overall compensation objectives rather than the details of individual compensation decisions. Doing so would be compatible with our compensation philosophy which focuses on compensating our executives in a way that ensures that they have a continuing stake in our long-term success. An advisory vote every three years would allow stockholders to consider the achievement of performance objectives by our executives that focus on mid- to long-term strategies as opposed to immediate results and would allow stockholders to engage in more thoughtful analysis of our company’s executive compensation program by providing more time between votes. As a result, our Board of Directors recommends a vote for the holding of advisory votes on named executive officer compensation every three years.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstaining from voting when you vote in response to the following resolution:
“RESOLVED, that the option of once every one year, two years or three years that receives a majority of the affirmative votes cast for this resolution will be determined to be the frequency for the advisory vote on the compensation of the named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules that has been selected by Qurate Retail, Inc.’s stockholders.”
ADVISORY VOTE
Although this vote is advisory and non-binding on our Board and our company, our Board and the compensation committee, which are responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.
VOTE AND RECOMMENDATION
Stockholders will be able to cast their vote for one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not being asked to vote to approve or disapprove our Board of Directors’ recommendation.

QURATE RETAIL, INC. / 49

PROPOSAL 5—THE SAY-ON-FREQUENCY PROPOSAL
If one of the frequencies receives the affirmative vote of a majority of the votes cast on the Say-on-Frequency proposal by the holders of shares of our common stock that are present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, the frequency receiving such majority vote will be the frequency selected by our Board of Directors for future executive compensation votes. If no frequency receives the requisite majority, our Board of Directors will carefully consider the outcome of the vote and decide the frequency at which future advisory votes on executive compensation will be held.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL	3 YEARS

The Board of Directors recommends that you vote in favor of the 3 YEARS frequency option with respect to this proposal because it is compatible with our compensation philosophy, which focuses on compensating our executives in a way that ensures they have a continuing stake in our long-term success.

50 / 2023 PROXY STATEMENT

Executive Officers
Executive Officers

The following lists the executive officers of our company (other than David Rawlinson II, our President and Chief Executive Officer, and Gregory B. Maffei, our Chairman of the Board, each of whom also serve as directors of our company and who are listed under “Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company. All positions referenced in the table below include, where applicable, positions with the respective company’s predecessors.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Brian J. Wendling	Principal Financial Officer and Chief Accounting Officer Age: 50
Current Positions	Prior Positions/Experience

•
Chief Accounting Officer and Principal Financial Officer of our company since January 2020 and July 2019, respectively

•
Chief Accounting Officer and Principal Financial Officer of Liberty Media and Liberty Broadband since January 2020 and July 2019, respectively

•
Senior Vice President and Chief Financial Officer of Liberty TripAdvisor since January 2016

•
Director of comScore, Inc. since March 2021

•
Chief Accounting Officer and Principal Financial Officer of LMAC from November 2020—December 2022

•
Chief Accounting Officer and Principal Financial Officer of GCI Liberty from January 2020 and July 2019, respectively—December 2020

•
Senior Vice President and Controller of each of our company, Liberty Media and Liberty Broadband from January 2016—December 2019 and GCI Liberty from March 2018—December 2019

•
Senior Vice President and Controller of Liberty TripAdvisor from August 2014—December 2015

•
Senior Vice President of Liberty Expedia from March 2016—July 2019

•
Vice President and Controller of our company from November 2011—December 2015, Liberty Media from November 2011—December 2015 and Liberty Broadband from October 2014—December 2015

•
Various positions with Liberty Media and Qurate Retail since 1999

Albert E. Rosenthaler	Chief Corporate Development Officer Age: 63
Current Positions	Prior Positions/Experience

•
Chief Corporate Development Officer of our company since October 2016

•
Chief Corporate Development Officer of Liberty Media, Liberty TripAdvisor and Liberty Broadband since October 2016

•
Director of Tripadvisor since February 2016

•
Director of Liberty TripAdvisor since August 2014

•
Chief Corporate Development Officer of LMAC from November 2020—December 2022

•
Chief Corporate Development Officer of GCI Liberty from March 2018—December 2020

•
Chief Corporate Development Officer of Liberty Expedia from October 2016—July 2019

•
Chief Tax Officer of our company, Liberty Media, Liberty TripAdvisor and Liberty Broadband from Jan 2016—September 2016

•
Chief Tax Officer of Liberty Expedia from March 2016—September 2016

•
Senior Vice President of our company from April 2002—December 2015, Liberty Media from May 2007—December 2015, Liberty TripAdvisor from July 2013—December 2015, Liberty Broadband from June 2014—December 2015

QURATE RETAIL, INC. / 51

Executive Officers
Renee L. Wilm	Chief Legal Officer and Chief Administrative Officer Age: 49
Current Positions	Prior Positions/Experience

•
Chief Legal Officer and Chief Administrative Officer of our company since September 2019 and January 2021, respectively

•
Chief Executive Officer of Las Vegas Grand Prix, Inc.
since January 2022

•
Chief Legal Officer and Chief Administrative Officer of Liberty Media, Liberty TripAdvisor and Liberty Broadband since September 2019 and January 2021, respectively

•
Chief Legal Officer and Chief Administrative Officer of LMAC from November 2020 – December 2022 and January 2021 – December 2022, respectively

•
Director of LMAC from January 2021 – December 2022

•
Chief Legal Officer of GCI Liberty from September 2019 –  December 2020

•
Prior to September 2019, Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, Liberty Media, Liberty TripAdvisor, Liberty Broadband and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance; while at Baker Botts, was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office

52 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation

This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
GREGORY B. MAFFEI
Chairman of the Board
DAVID RAWLINSON II
President and Chief Executive Officer
BRIAN J. WENDLING
Chief Accounting Officer and Principal Financial Officer
ALBERT E. ROSENTHALER
Chief Corporate Development Officer
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

WHAT WE DO	WHAT WE DO NOT DO

•
A significant portion of compensation is at-risk and performance-based.

•
Performance targets for our executives support the long-term growth of the company.

•
We have clawback provisions for equity-based incentive compensation.

•
We have stock ownership guidelines for our executive officers.

•
We review our executives’ base salaries on an annual basis.

•
Our compensation practices do not encourage excessive risk taking.

•
We do not provide tax gross-up payments in connection with taxable income from perquisites.

•
We do not engage in liberal share recycling.

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION OVERVIEW
Our compensation committee of our Board of Directors has responsibility for establishing, implementing and regularly monitoring adherence to our compensation philosophy. That philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value. To that end, the compensation packages provided to the named executive officers include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest multiple years after initial grant and equity awards that are performance-based.
Our compensation committee seeks to approve a compensation package for each named executive officer that is commensurate with the responsibilities and proven or expected performance of that executive and that is competitive
QURATE RETAIL, INC. / 53

EXECUTIVE COMPENSATION
relative to the compensation packages paid to similarly situated executives in other companies. Our compensation committee believes that our compensation packages should assist our company in attracting and retaining key executives critical to our long-term success.
Our feedback from stockholders on this pay philosophy has been positive. At our 2020 annual stockholder meeting, stockholders representing a majority of the aggregate voting power of Qurate Retail present and entitled to vote on our say-on-pay proposal voted in favor of, on an advisory basis, our executive compensation disclosed in our proxy statement for the 2020 annual meeting of stockholders. No material changes were implemented to our executive compensation program as a result of this vote. At our 2017 annual stockholder meeting, stockholders elected to hold a say-on-pay vote every three years and our Board of Directors adopted this as the frequency at which future say-on-pay votes would be held. At our 2023 annual stockholder meeting, we are submitting for consideration (i) a separate resolution for an advisory vote as to whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years, and (ii) a proposal to approve, on an advisory basis, our executive compensation. See “Proposals of Our Board—Proposal 4—The Say-On-Pay Proposal” and “Proposals of Our Board—Proposal 5—the Say-On-Frequency Proposal.”
SERVICES AGREEMENT
In September 2011, we entered into a services agreement with our former subsidiary (the services agreement), which agreement was assumed in January 2013 by its former subsidiary, then-known as Liberty Spinco, Inc. (currently known as Liberty Media). In December 2019, the services agreement was amended (the amended services agreement) in connection with Liberty Media entering into a new five-year employment agreement with Mr. Maffei (the 2019 Maffei Employment Agreement). Under the amended services agreement, our company establishes, and pays or grants directly to Mr. Maffei, our allocable portion of his annual performance-based cash bonus, his annual equity-based awards and his Upfront Awards (as defined below), and we reimburse Liberty Media for our allocable portion of the other components of Mr. Maffei’s compensation, which are described in more detail below in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” Under the 2019 Maffei Employment Agreement, Mr. Maffei’s compensation is allocated across Liberty Media, our company and each of Liberty Broadband and Liberty TripAdvisor (each a Service Company, or, collectively the Service Companies) based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed. Our allocable portion of Mr. Maffei’s annual compensation was 13% in 2022. Pursuant to the amended services agreement, in 2022, we also reimbursed Liberty Media for the portion of the base salary and certain other compensation Liberty Media paid to our employees that was allocable to us for estimated time spent by each such employee related to our company. All of Mr. Rawlinson’s compensation was paid by QVC, and none of his time was allocated to Liberty Media because Mr. Rawlinson did not provide any services to Liberty Media in 2022. The 2022 performance-based bonuses earned by the named executive officers of our company were paid directly by our company. During 2022, the estimate of the allocable percentages of time spent performing services for Liberty Media, on the one hand, and our company, on the other hand, were reviewed quarterly by our audit committee for appropriateness. The salaries and certain perquisite information included in the “Summary Compensation Table” below (other than with respect to Mr. Rawlinson, whose cash compensation is paid directly by QVC) include the portion of the compensation allocable to our company and for which we reimbursed Liberty Media and do not include the portion of the compensation allocable to Liberty Media or any of the other Service Companies. During the year ended December 31, 2022, the weighted average percentage of each such named executive officer’s time that was allocated to our company was: Mr. Wendling—20%; Mr. Rosenthaler—9%; and Ms. Wilm—11%.
ROLE OF INDEPENDENT COMPENSATION CONSULTANT
Prior to entering into the amended services agreement with Liberty Media in connection with the 2019 Maffei Employment Agreement, our compensation committee engaged Frederic W. Cook & Co., Inc. (FW Cook), an independent and experienced compensation consultant, to assist in determining the reasonableness of compensation to be allocated to our company under the amended services agreement.
In order to assess the reasonableness of compensation, FW Cook evaluated the market value of Mr. Maffei’s role at our company and the proposed allocation to our company under the service arrangement. Given the unique nature of Mr. Maffei’s
54 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
role at our company, FW Cook evaluated the market value of the executive job at our company through two different lenses: Chairman of the Board and managing partner of a private equity firm.
In assessing the reasonableness of pay as Chairman of the Board, FW Cook and the compensation committee reviewed pay data for companies comparable to ours, including companies in the retail industry, and companies with which we may compete for executive talent and stockholder investment and also included companies in those industries that are similar to our company in size, geographic location or complexity of operations. In assessing the reasonableness of pay as a managing partner of a private equity firm, FW Cook and the compensation committee reviewed survey data regarding the compensation of private equity professionals.
SETTING EXECUTIVE COMPENSATION

Pay-Setting
In making its compensation decision for each named executive officer, our compensation committee considers the following:
•
each element of the named executive officer’s compensation, including salary, performance-based bonus, equity compensation, perquisites and other personal benefits, and weights equity compensation most heavily;

•
the financial performance of our company compared to internal forecasts and budgets;

•
the scope of the named executive officer’s responsibilities;

•
the competitive nature of the compensation packages offered based on general industry knowledge of the retail and commerce industries and periodic use of survey information provided by Mercer (US), Inc. and FW Cook; and

•
the performance of the group reporting to the named executive officer.

In addition, when setting compensation, our compensation committee considers the recommendations obtained from Mr. Maffei as to all elements of the compensation packages of Messrs. Rawlinson, Wendling, and Rosenthaler and Ms. Wilm. To make these recommendations, Mr. Maffei evaluates the performance and contributions of each such named executive officer. He also considers whether the pay packages afforded to such named executive officers are competitive and are aligned internally. He also evaluates the named executive officer’s performance against individual, department and corporate goals.
In December 2019, our compensation committee approved the amended services agreement, which established the terms and conditions of our allocable portion of Mr. Maffei’s compensation for the term of the 2019 Maffei Employment Agreement. See “—Services Agreements” above. Prior to entering into the amended services agreement with Liberty Media, our compensation committee reviewed information from FW Cook with respect to Chairman of the Board compensation packages at comparable retailers and e-commerce companies.
In July 2021, our compensation committee approved a new employment agreement with Mr. Rawlinson running through December 31, 2024 (the Rawlinson Employment Agreement) and granted equity awards in connection with the execution of the Rawlinson Employment Agreement. Prior to our compensation committee’s approval of the Rawlinson Employment Agreement, our compensation committee reviewed relevant comparable CEO cash and equity compensation components as a reference point for the proposed new compensation arrangements and considered the recommendation of Mr. Maffei with respect to Mr. Rawlinson’s annual compensation package, which had been structured giving consideration to components of cash and equity compensation paid to CEOs of comparable retailers and e-commerce companies. Based on this review, our compensation committee determined to confirm and approve the proposed arrangements. See “—Executive Compensation Arrangements—David Rawlinson II” for a description of Mr. Rawlinson’s employment agreement.
QURATE RETAIL, INC. / 55

EXECUTIVE COMPENSATION
ELEMENTS OF 2022 EXECUTIVE COMPENSATION
For 2022, the principal components of compensation for the named executive officers were:
•
base salary;

•
a performance-based bonus, payable in cash;

•
performance-based restricted stock units; and

•
perquisites and other limited personal benefits.

BASE SALARY
Our compensation committee believes base salary should be a relatively smaller portion of each named executive officer’s overall compensation package, allowing for a greater portion to be performance based, thereby aligning the interests of our executives more closely with those of our stockholders. The base salaries of the named executive officers are reviewed on an annual basis (other than Mr. Maffei’s base salary, which is set by the terms of his employment agreement), as well as at the time of any change in responsibilities. Typically, after establishing a named executive officer’s base salary, salary increases are limited to cost-of-living adjustments, adjustments based on changes in the scope of the named executive officer’s responsibilities, and adjustments to align the named executive officer’s salary level with those of our other named executive officers.
After completion of the annual review in December 2021, the 2022 base salaries of Messrs. Wendling and Rosenthaler and Ms. Wilm were increased by 3%, reflecting a cost-of-living adjustment. For 2022, Mr. Maffei’s salary remained at $3,000,000 as prescribed by the 2019 Maffei Employment Agreement. For 2022, Mr. Rawlinson’s base salary was $1,250,000 per the terms of the Rawlinson Employment Agreement.
2022 PERFORMANCE-BASED BONUSES
Overview. For 2022, our compensation committee adopted an annual, performance-based bonus program for each of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm. Mr. Rawlinson participated in a separate performance-based bonus program, described under “—QVC Bonus Award” below. The 2022 bonus program was comprised of two components: a bonus amount payable based on each participant’s individual performance (the Individual Performance Bonus) and a bonus amount payable based on the corporate performance of our company, Liberty Media, Liberty TripAdvisor and Liberty Broadband (the Corporate Performance Bonus).
Individual Performance Bonus (60% weighting)	Corporate Performance Bonus (40% weighting)
•
Based on each named executive officers’ personal, department and corporate related goals

•
Named executive officer provided a self-evaluation of their achievements, and in the case of Messrs. Wendling and Rosenthaler and Ms. Wilm, Mr. Maffei also provided an evaluation

•
Compensation committee reviewed goals, evaluations and achievements before approving a specific payout for each named executive officer

•
30% based on consolidated financial results of all subsidiaries and major investments within our company, Liberty Media, Liberty TripAdvisor and Liberty Broadband

◦
10% based on consolidated revenue results

◦
10% based on consolidated Adjusted OIBDA results

◦
10% based on consolidated free cash flow results

•
10% based on corporate level achievements such as merger and acquisition activity, investments, financings, ESG initiatives, SEC/audit compliance, litigation management and tax compliance

56 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
Pursuant to the 2019 Maffei Employment Agreement, Mr. Maffei was assigned a target bonus opportunity under the performance-based bonus program equal to $17 million in the aggregate for Liberty Media, our company and each of the other Service Companies. That bonus amount was split among, and payable directly by, our company, Liberty Media and each of the Service Companies, with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee. In 2022, the portion of Mr. Maffei’s aggregate target bonus amount allocated to our company was 13% or $2,210,000. The portions of Mr. Maffei’s aggregate target bonus amount allocated to each of Liberty Media, Liberty Broadband and Liberty TripAdvisor pursuant to the amended services agreements were 49% (or $8,330,000), 33% (or $5,610,000) and 5% (or $850,000), respectively.
Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm were assigned in March 2022 a maximum bonus opportunity under the performance-based bonus program, which would be allocated to each of Qurate Retail, Liberty Media, Liberty Broadband and Liberty TripAdvisor in the same percentage as the allocation for Mr. Maffei’s target bonus opportunity (the Maximum Performance Bonus). The portion of the Maximum Performance Bonus allocated to the Qurate Retail program were $4,420,000, $161,182, $294,899 and $295,008 for Messrs. Maffei, Wendling, Rosenthaler and Ms. Wilm, respectively (the Qurate Retail Maximum Performance Bonus). The Qurate Retail Maximum Performance Bonus amounts are up to 200% of Mr. Maffei’s target annual bonus allocated to our company under the 2019 Maffei Employment Agreement and our company’s allocable portion of up to 200% of base pay for each of Messrs. Wendling and Rosenthaler and Ms. Wilm. The portion of the Maximum Performance Bonus allocated to Liberty Media, Liberty Broadband and Liberty TripAdvisor were $16,660,000, $11,220,000 and $1,700,000, respectively, for Mr. Maffei, $607,533, $409,155 and $61,993, respectively, for Mr. Wendling, $1,111,543, $748,590 and $113,423, respectively, for Mr. Rosenthaler and $1,111,955, $748,868 and $113,465, respectively, for Ms. Wilm.
Each participant was entitled to receive from our company an amount (the Qurate Retail Maximum Individual Bonus) equal to 60% of the Qurate Retail Maximum Performance Bonus for that participant. The Qurate Retail Maximum Individual Bonus was subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of our company. Under the corollary programs of Liberty Media and the other Service Companies, each participant was entitled to receive from Liberty Media and the other Service Companies a maximum individual bonus equal to 60% of his or her Maximum Performance Bonus allocable to Liberty Media and each other Service Company subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of Liberty Media and the other Service Companies. Our compensation committee believes this construct was appropriate in light of the amended services agreement and the fact that each participant splits his or her professional time and duties.
Each participant was entitled to receive from our company an amount (the Qurate Retail Maximum Corporate Bonus) equal to 40% of his or her Qurate Retail Maximum Performance Bonus, of which 30% would be based on a determination of the consolidated corporate performance of our company, Liberty Media and the other Service Companies and 10% would be based on corporate-level achievements. Under the corollary programs of Liberty Media and the other Service Companies, each participant was entitled to receive from Liberty Media and the other Service Companies a bonus that is 40% of each of Liberty Media’s and the other Service Companies’ allocable portion of the Maximum Performance Bonus, which were based on a determination of the consolidated corporate performance of our company, Liberty Media and the other Service Companies and a determination of corporate-level achievements.
In December 2022, our compensation committee, the Liberty Media compensation committee and the compensation committees of the other Service Companies reviewed contemporaneously our respective named executive officers’ individual performance and consolidated corporate performance under each company’s program. Notwithstanding this joint effort, our compensation committee retained sole and exclusive discretion with respect to the approval of award terms and amounts payable under our bonus program.
Individual Performance Bonus. Our compensation committee reviewed the individual performance of each participant to determine the reductions that would apply to each participant’s Qurate Retail Maximum Individual Bonus. Our compensation committee took into account a variety of factors, without assigning a numerical weight to any single performance measure. This determination was based on reports to our Board, the observations of committee members throughout the year, executive self-evaluations and, with respect to the participants other than Mr. Maffei, the observations and input of Mr. Maffei. In evaluating the performance of each of the participants for determining the reduction that would apply to each named executive officer’s Qurate Retail Maximum Individual Bonus, the following performance objectives related to our company which had been assigned to each participant for 2022 were considered:
QURATE RETAIL, INC. / 57

EXECUTIVE COMPENSATION
GREGORY B. MAFFEI
Chairman of the Board

Performance Objectives:
•
Provide leadership to Qurate Retail Group to drive strategies, improve brand and increase shareholder value

•
Assess capital allocation strategies, capital structure and tax efficiency initiatives

•
Support new CEO with business strategies, enhancement of talent base, and recruitment of certain senior officers

• Monitor cost synergies and new cost saving initiatives against plan • Support development and goals of management team • Continue development of ESG program
BRIAN J. WENDLING
Chief Accounting Officer and Principal Financial Officer

Performance Objectives:
•
Ensure timely and accurate internal and external financial reports

•
Support improvements to the company’s internal control structure

•
Manage company’s capital expenditure plan with a particular focus on information technology

•
Continued development and training of accounting, reporting and internal audit staff

•
Assist other executives in accounting and financial related due diligence for strategic investments

•
Assist treasury and management on capital allocation

ALBERT E. ROSENTHALER
Chief Corporate Development Officer
Performance Objectives: • Evaluate strategic investment opportunities • Assess capital structure and capital allocation	• Continue oversight of tax and corporate development departments
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Performance Objectives:
•
Support corporate development in the evaluation of strategic investments; provide legal support for execution of selected opportunities

•
Support treasury and management in evaluation of capital structures, capital allocation and liquidity solutions

•
Support subsidiary legal departments with regard to litigation, corporate matters and compliance matters, including privacy and cyber security concerns

•
Continue to develop and refine active government affairs program

•
Manage executive compensation arrangements and equity award programs

•
Oversee executive recruiting and talent development at our company and assist with succession planning at QVC

•
Provide support for ESG initiatives

Following a review of the participants’ performance and a review of the time allocated to matters for our company, our compensation committee determined to pay each participant the following portion of his or her Qurate Retail Maximum Individual Bonus:
58 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
Name	Qurate Retail Maximum Individual Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$2,652,000	56.25%	$1,491,750
Brian J. Wendling	$96,709	81.25%	$78,576
Albert E. Rosenthaler	$176,940	81.25%	$143,763
Renee L. Wilm	$177,005	93.75%	$165,942
Corporate Performance Bonus. Our compensation committee then made a determination as to the portion, if any, that would be payable to each participant for his or her Qurate Retail Maximum Corporate Bonus, a portion of which is attributable to consolidated financial measures of the Operating Companies (as defined below) as a group and a portion of which is attributable to corporate-level achievements. In making this determination, our compensation committee reviewed forecasts of 2022 Adjusted OIBDA (as defined below), revenue and free cash flow (financial measures) for QVC, HSN, Inc., Cornerstone Brands, Inc., Zulily, LLC, Sirius XM, Braves Holdings, LLC, Formula 1, GCI Holdings, LLC and proportionate shares of Live Nation, Charter and Tripadvisor (collectively, the Operating Companies), all of which forecasts were prepared in December 2022 and are set forth in the table below. Also set forth in the table below are the corresponding actual financial measures achieved for 2022, which deviated from our forecasts as indicated below. Although forecasted revenue, Adjusted OIBDA and free cash flow deviated from the actual result, none of the deviations would have affected the amounts paid under the Corporate Performance Bonus portion of the program.
For purposes of the bonus program, Adjusted OIBDA is defined as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), impairments and fire related costs. Sirius XM, Live Nation Entertainment, Inc., Charter, and Tripadvisor do not report Adjusted OIBDA information. As a result, in order to determine their financial results, we used the most similar non-GAAP measures reported by each of these companies. We used Adjusted EBITDA as reported by Sirius XM, Charter, and Tripadvisor and Adjusted Operating Income, or AOI, as reported by Live Nation. For a definition of Adjusted EBITDA as defined by Sirius XM, see Sirius XM’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 2, 2023. For a definition of Adjusted EBITDA as defined by Charter, see Charter’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on January 27, 2023. For a definition of Adjusted EBITDA as defined by Tripadvisor, see Tripadvisor’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 17, 2023. For a definition of AOI as defined by Live Nation, see Live Nation’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 23, 2023.
	(dollar amounts in millions)
	2022 Forecast	2022 Actual	Actual / Forecast
Revenue(1)	$47,876	$48,060	0.38%
Adjusted OIBDA(1)	$12,309	$12,217	(0.75)%
Free Cash Flow(1)(2)	$4,697	$4,945	5.28%

(1)
Revenue, Adjusted OIBDA and Free Cash Flow amounts represent the consolidated summation of the Operating Companies. All calculations were performed on a constant currency basis.

(2)
Defined for purposes of the bonus program as Adjusted OIBDA less all other operating and investing items on a constant currency basis.

Based on a review of the above forecasts and consideration of Operating Company performance against plan for these financial measures by the compensation committees of our company, Liberty Media, Liberty Broadband and Liberty TripAdvisor, the compensation committees determined that the financial measures relating to the Operating Companies were achieved to the extent described below:
Financial Measure	Percentage Payable
Revenue(1)	6% of a possible 10%
Adjusted OIBDA(1)	4% of a possible 10%
Free Cash Flow(1)(2)	3% of a possible 10%
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Percentage payable was based on 2022 forecasted financial measures compared to 2022 budgeted financial measures, with a 7% possible payout if forecasted financial measures equaled budgeted financial measures, and a payout range of 0% to 10% if forecasted financial measures were less than or greater than budgeted financial measures. Our compensation committee then translated the achievement of these financial measures into a percentage payable (13% of a possible 30%, or 43.33%) to each participant of his or her Qurate Retail Maximum Corporate Bonus related to financial measures, as follows:
Name	Qurate Retail Maximum Corporate Bonus Related to Financial Measures	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$1,326,000	43.33%	$574,600
Brian J. Wendling	$48,355	43.33%	$20,954
Albert E. Rosenthaler	$88,470	43.33%	$38,337
Renee L. Wilm	$88,503	43.33%	$38,351
In December 2022, our compensation committee considered combined corporate-level achievements for our company, Liberty Media and each of the other Service Companies in determining that 8.5% of a possible 10% of a portion of the Qurate Retail Maximum Corporate Bonus would be payable to each participant. In making this determination, the compensation committee considered merger and acquisition activity, investments, financings, ESG initiatives, SEC/audit compliance, litigation management and tax compliance. The achievements and percentage payable translated to the following payment for each participant:
Name	Qurate Retail Maximum Corporate Bonus Related to Corporate-Level Achievements	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$442,000	85%	$375,700
Brian J. Wendling	$16,118	85%	$13,700
Albert E. Rosenthaler	$29,490	85%	$25,066
Renee L. Wilm	$29,501	85%	$25,076
Aggregate Results. The following table presents information concerning the aggregate 2022 performance-based bonus amounts payable to each named executive officer by our company (other than Mr. Rawlinson), after giving effect to the determinations described above.
Name	Individual Performance Bonus	Corporate Performance Bonus Related to Financial Measures	Corporate Performance Bonus Related to Corporate- Level Achievements	Total Bonus
Gregory B. Maffei	$1,491,750	$574,600	$375,700	$2,442,050
Brian J. Wendling	$78,576	$20,954	$13,700	$113,231
Albert E. Rosenthaler	$143,763	$38,337	$25,066	$207,167
Renee L. Wilm	$165,942	$38,351	$25,076	$229,369
Our compensation committee then noted that, when combined with the total 2022 performance-based bonus amounts paid by Liberty Media and the other Service Companies to the overlapping named executive officers, Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm received $23,158,250, $871,004, $1,593,590 and $1,764,377, respectively. For more information regarding these bonus awards, please see the “Grants of Plan-Based Awards” table below.
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QVC Bonus Award.
Mr. Rawlinson’s 2022 performance-based bonus was structured to align with the 2022 performance-based bonus program established at QVC for QVC senior global officers. Pursuant to the program, Mr. Rawlinson was paid a cash bonus based upon 2022 Revenue and 2022 Adjusted OIBDA (in each case for QVC, HSN, Inc., Cornerstone Brands, Inc., Zulily, LLC) performance on a constant currency basis. His target bonus amount was 125% of his base salary and his maximum bonus amount was 200% of his base salary, as required by the terms of his employment agreement.
For any bonus to be paid, 2022 Revenue would need to equal or exceed $12,939 million and 2022 Adjusted OIBDA would need to equal or exceed $1,713 million. While 2022 Revenue was $12,106 million and 2022 Adjusted OIBDA was $1,089 million, therefore not meeting the threshold for a cash bonus, our Chairman, at his discretion, recommended that Mr. Rawlinson be paid $781,250, or 50% of his target bonus amount, in recognition of individual performance. Upon review of this recommendation, our compensation committee awarded Mr. Rawlinson a bonus of $781,250, or 62.5% of his base salary.
EQUITY INCENTIVE COMPENSATION
The 2020 incentive plan provides, and the Qurate Retail, Inc. 2016 Omnibus Incentive Plan, as amended (the 2016 incentive plan), before its replacement by the 2020 incentive plan, and the Liberty Interactive Corporation 2012 Incentive Plan (the Qurate Retail, Inc. 2012 Incentive Plan) (as amended), before its expiration, provided, for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, SARs and performance awards. Subject to share availability considerations, our compensation committee has a preference for grants of stock-based incentive awards (RSUs, restricted stock and options) as compared with cash incentive awards based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date. In consultation with the compensation committees of each of Liberty Media and the other Service Companies, our compensation committee determined that each of our company, Liberty Media and the other Service Companies would grant a proportionate share of the aggregate equity grant value to each named executive officer other than Mr. Rawlinson, who receives equity awards from our company only, for their service to our company and each of Liberty Media and the other Service Companies. The proportionate share for each company was determined based 50% on relative market capitalization and 50% on relative time spent by Liberty Media’s employees working for such issuer. With respect to awards made to Mr. Maffei, the 2019 Maffei Employment Agreement provides that Mr. Maffei’s aggregate annual equity award value will be granted across Liberty Media and the Service Companies by Liberty Media’s compensation committee, our compensation committee and the compensation committees of Liberty TripAdvisor and Liberty Broadband based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed.
Maffei Equity Awards
Maffei Annual Equity Awards. The 2019 Maffei Employment Agreement provides Mr. Maffei with the opportunity to earn annual equity awards during the employment term. See “—Executive Compensation Arrangements—Gregory B. Maffei—Annual Awards” for additional information about the annual awards provided under the 2019 Maffei Employment Agreement.
When structuring the 2019 Maffei Employment Agreement, to further align Mr. Maffei’s interests with those of the other stockholders, the compensation committee structured his annual equity award grants as either option awards or performance-based restricted stock units with meaningful payout metrics determined annually. This structure was designed to provide for alignment of interests with the company’s stockholders and flexibility to the compensation committee to incent achievement of strategic objectives that may change or evolve over the term of the agreement.
The 2019 Maffei Employment Agreement provided that Mr. Maffei was entitled to receive from our company, Liberty Media and the other Service Companies in 2022 a combined target equity award value of $17.5 million comprised of time-vested stock options, performance-based restricted stock units or a combination of award types, at Mr. Maffei’s election. In 2022, our compensation committee granted performance-based RSUs to Mr. Maffei in satisfaction of our obligations under the 2019 Maffei Employment Agreement for 13% of Mr. Maffei’s aggregate annual equity award for 2022, or
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$2,275,000. Our compensation committee believed that Mr. Maffei’s RSU grants should be subject to performance metrics that incentivize and reward Mr. Maffei for successful completion of our company’s strategic initiatives.
As a result, our compensation committee granted to Mr. Maffei 326,868 performance-based RSUs with respect to QRTEB shares (the 2022 Maffei RSUs). Our compensation committee granted to Mr. Maffei the 2022 Maffei RSUs on March 10, 2022, which vest only upon attainment of the performance objectives described below.
Our compensation committee reviewed the financial performance of our company along with the personal performance of Mr. Maffei. Based on the compensation committee’s assessment of his individual performance against the goals established in connection with the performance cash bonus program and general observation of his leadership and executive performance, our compensation committee approved vesting of all of the 2022 Maffei RSUs previously granted to Mr. Maffei.
For more information regarding Mr. Maffei’s equity awards as provided in the 2019 Maffei Employment Agreement, see the “Grants of Plan-Based Awards” table below and “Executive Compensation—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards” in Liberty Media’s Definitive Proxy Statement on Schedule 14A with respect to its 2023 annual meeting of stockholders; “Executive Compensation—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards” in Liberty TripAdvisor’s Definitive Proxy Statement on Schedule 14A with respect to its 2023 annual meeting of stockholders; and “Executive Compensation—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards” in Liberty Broadband’s Definitive Proxy Statement on Schedule 14A with respect to its 2023 annual meeting of stockholders.
Multiyear Equity Awards
Maffei Restricted Share Award. In June 2021, pursuant to the Waiver Letter and Amendment of 2019 Maffei Employment Agreement dated June 3, 2021 between Liberty Media and Mr. Maffei (the Letter Agreement), Mr. Maffei received a grant of 1,101,321 QRTEB restricted shares, which vest in two equal tranches on December 10, 2024 and the fifth anniversary of the grant date (the 2021 Maffei Restricted Share Award). See “Certain Relationships and Related Party Transactions—Waiver Letter and Amendment of 2019 Maffei Employment Agreement,” and the “Grants of Plan-Based Awards” and the “Outstanding Equity Awards at Fiscal Year-End” tables below for more information on the 2021 Maffei Restricted Share Award.
Multiyear Stock Options and RSUs. Consistent with its previous practices, our compensation committee has made larger stock option grants (equaling approximately three to five years’ value of the named executive officer’s annual grants) that vest between two and five years after grant, rather than making annual grants over the same period. These multiyear grants provide for back-end weighted vesting and generally expire seven to ten years after grant to encourage executives to remain with the company over the long-term and to better align their interests with those of the stockholders.
In line with this philosophy, in connection with entering into, and pursuant to the terms of, the Rawlinson Employment Agreement, Mr. Rawlinson was entitled to two upfront equity awards. In August 2021, Mr. Rawlinson received a grant of options to purchase 1,185,053 QRTEA shares with an exercise price of $10.50, which vest 50% on each of December 31, 2023 and December 31, 2024 (the 2021 Rawlinson Term Options). Such options expire on the seventh anniversary of the grant date. Also in August 2021, Mr. Rawlinson received a grant of 508,865 QRTEA RSUs of which 13% vested on December 10, 2021, 29% vested on December 10, 2022 and 29% will vest on each of December 10, 2023 and December 10, 2024 (the 2021 Rawlinson Term RSUs). See the “Grants of Plan-Based Awards” and the “Outstanding Equity Awards at Fiscal Year-End” tables below for more information about the 2021 Rawlinson Term Options and 2021 Rawlinson Term RSUs.
Messrs. Wendling and Rosenthaler and Ms. Wilm each received a multiyear stock option award in December 2020 (the 2020 NEO Multiyear Options), which equaled, for Messrs. Wendling and Rosenthaler, the value of the annual grants that were expected to be granted to each for the period from January 1, 2021 through December 31, 2023, and for Ms. Wilm, a top up in value over grants already made for the same period to reflect the increased responsibilities associated with her new role beginning in 2021 of Chief Administrative Officer. One-half of each named executive officer’s 2020 NEO Multiyear Options vested on December 10, 2022 and the remaining one-half will vest on December 10, 2023. See the “Outstanding Equity Awards at Fiscal Year-End” table below for more information about the 2020 NEO Multiyear Options.
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Annual Performance Awards
Chief RSU Awards. Consistent with our practice since December 2014 of granting a combination of multiyear stock options and annual performance awards to senior officers, our compensation committee granted annual performance RSUs to Messrs. Wendling and Rosenthaler and Ms. Wilm in March 2022. Our compensation committee granted to Messrs. Wendling and Rosenthaler and Ms. Wilm 16,747, 30,253 and 30,253 QRTEA performance-based RSUs, respectively, on March 10, 2022 (collectively, the 2022 Chief RSUs). The 2022 Chief RSUs would vest subject to the satisfaction of the performance objectives described below.
Our compensation committee adopted an annual, performance-based program for payment of the 2022 Chief RSUs and reviewed each named executive officer’s performance against that performance program to determine what portion of the award would be paid. Our compensation committee reviewed the 2022 personal performance of Messrs. Wendling and Rosenthaler and Ms. Wilm and considered the recommendations from Mr. Maffei. Mr. Maffei recommended that our committee vest 100% of the 2022 Chief RSUs based on his assessment of their individual performance against the goals established in connection with the performance cash bonus program and his general observation of their leadership and executive performance. Accordingly, our compensation committee approved vesting in full of the 2022 Chief RSUs previously granted to Messrs. Wendling and Rosenthaler and Ms. Wilm.
QVC CEO RSUs.
Pursuant to the Rawlinson Employment Agreement, Mr. Rawlinson is eligible for an annual $4 million grant of performance-based RSUs with respect to QRTEA stock. Accordingly, our compensation committee granted to Mr. Rawlinson 596,125 QRTEA performance-based RSUs (the 2022 Rawlinson RSUs) on March 10, 2022. The amount earned under the performance based program was based 60% on objective performance criteria and 40% on subjective performance criteria. The 2022 Rawlinson RSUs would vest only upon attainment of the performance objectives described below.
Our compensation committee adopted an annual, performance-based program for payment of the 2022 Rawlinson RSUs. Regarding the objective portion of the performance-based RSUs, none of the 2022 Rawlinson RSUs would vest unless 2022 Adjusted OIBDA equaled or exceeded $1,713 million. For purposes of the 2022 Rawlinson RSUs, 2022 Adjusted OIBDA was defined in the same manner as the cash performance bonus program for Mr. Rawlinson. See “—Elements of 2022 Executive Compensation—2022 Performance-based Bonuses—QVC Bonus Award” above.
After review of our company’s 2022 Adjusted OIBDA results, our compensation committee determined and certified that 0% of the amount of 2022 Rawlinson RSUs related to objective performance criteria could be paid to Mr. Rawlinson. In addition, our compensation committee reviewed the personal performance self-evaluation of Mr. Rawlinson and adopted the recommendation of Mr. Maffei as to the payout of the subjective portion of the 2022 Rawlinson RSUs. Mr. Maffei recommended 100% payout of the amount of 2022 Rawlinson RSUs related to subjective performance criteria. Based on the combined subjective and objective performance criteria, our compensation committee determined to vest 40% of the 2022 Rawlinson RSUs, or 238,450 RSUs.
PERQUISITES AND OTHER PERSONAL BENEFITS
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees) consist of:
•
limited personal use of Liberty Media’s corporate aircraft (pursuant to aircraft time sharing agreements between our company and Liberty Media);

•
in the case of Mr. Maffei and Mr. Rawlinson, payment of legal expenses pertaining to their respective employment arrangements; and

•
occasional, personal use of Liberty Media’s apartment in New York City (pursuant to a sharing arrangement between our company and Liberty Media), which is primarily used for business purposes, and occasional, personal use of a company car and driver.

Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. We have not provided gross-up payments to our executives in connection with any such taxable income incurred during the past three years.
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Aircraft Usage. On occasion, and with the appropriate approvals, executives may have family members and other guests accompany them on Liberty Media’s corporate aircraft when traveling on business. Under the terms of the employment arrangements with our Chairman, our Chairman and his guests may use the corporate aircraft we share with Liberty Media for non-business purposes subject to specified limitations.
Pursuant to a February 5, 2013 letter agreement between Liberty Media and Mr. Maffei, Mr. Maffei is entitled to 120 hours per year of personal flight time through the first to occur of (i) the termination of his employment, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2022, pursuant to November 11, 2015 and December 13, 2019 letter agreements between Liberty Media and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed Liberty Media for such usage through the first to occur of (i) the termination of his employment or (ii) the cessation of ownership or lease of corporate aircraft. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of the corporate aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the SIFL rates, for all personal use of the corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with Liberty Media for travel. Flights where there are no passengers on company-owned aircraft are not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company-owned aircraft.
For disclosure purposes, we determine the aggregate incremental cost to the company of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because the company’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
Pursuant to our aircraft time sharing agreements with Liberty Media, we pay Liberty Media for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei using Liberty Media’s corporate aircraft for our company’s business matters along with the approved personal use of Liberty Media’s corporate aircraft that are allocable to our company. Pursuant to aircraft time sharing agreements between Liberty Media and Mr. Maffei, Mr. Maffei was responsible for reimbursing Liberty Media for costs associated with his 50 additional hours per year of personal flight time and such costs include the expenses listed above, insurance obtained for the specific flight and an additional charge equal to 100% of the aircraft fuel and oil expenses for the specific flight.
For purposes of determining an executive’s taxable income, personal use of Liberty Media’s aircraft is valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount we may deduct for U.S. federal income tax purposes for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Code to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
In developing the 2022 compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code is considered. That provision prohibits the deduction of compensation of
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EXECUTIVE COMPENSATION
more than $1 million paid to certain executives, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. Therefore, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
RECOUPMENT PROVISIONS
In those instances where we grant cash or equity-based incentive compensation, we expect to include in the related agreement with the executive a right, in favor of our company, to require the executive to repay or return to the company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or stock appreciation rights). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. The cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement. The compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Beginning in December 2020, we also began including in new forms of equity-based award agreements a right, in favor of our company, to require the executive to repay or return to the company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or any time after such breach. The company intends to review and update its recoupment provisions as necessary or appropriate in light of the new rules adopted by the SEC and in anticipation of the adoption of the proposed rules by Nasdaq with respect to the recoupment of incentive compensation.
STOCK OWNERSHIP GUIDELINES AND HEDGING POLICIES
Our Board of Directors has adopted stock ownership guidelines that generally require our executive officers to own shares of our company’s stock equal to at least three times the value of the annual performance RSUs granted by our company to such executive officer. Our executive officers generally have five years from the date of their appointment to an executive officer role to comply with these guidelines. For information regarding our policies with respect to the ability of our officers and directors to hedge or offset any decrease in the market value of our equity securities, see “Security Ownership of Certain Beneficial Owners and Management—Hedging Disclosure.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee members whose names appear on the Compensation Committee Report below comprised the compensation committee during 2022. No member of our compensation committee during 2022 is or has been an officer or employee of our company, or has engaged in any related party transaction during 2022 in which our company was a participant.
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COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, the compensation committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
M. Ian Gilchrist
Larry E. Romrell
Andrea L. Wong
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SUMMARY COMPENSATION TABLE
Name and Principal Position (as of 12/31/22)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)(7)(8)	Total ($)
Gregory B. Maffei Chairman of the Board	2022	390,000	—	1,617,997	—	2,442,050	241,534(9)(10)	4,691,581
	2021	510,000	—	17,987,415	—	3,988,200	517,851(9)(10)(12)	23,003,466
	2020	436,972	—	2,594,554	5,815,187	5,612,319	3,078,902(9)(10)(11)(12)	17,537,934
David Rawlinson II(13) President and Chief Executive Officer	2022	1,250,000	—	2,926,974	—	781,250	1,530(7)	4,959,754
	2021	520,833	2,054,966	6,841,422	5,948,895	—	859,792(11)(12)	16,225,908
	2020	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Brian J. Wendling(14) Chief Accounting Officer and Principal Financial Officer	2022	123,986	—	82,228	—	113,231	6,624	326,069
	2021	66,206	—	126,988	—	164,222	16,685(12)	374,101
	2020	106,662	—	74,286	323,562	143,931	87,975(12)	736,416
Albert E. Rosenthaler Chief Corporate Development Officer	2022	102,081	—	148,542	—	207,167	3,422	461,212
	2021	209,226	—	229,401	—	300,460	31,234(12)	770,321
	2020	180,057	—	152,940	584,499	297,461	165,133(12)	1,380,090
Renee L. Wilm(15) Chief Legal Officer and Chief Administrative Officer	2022	124,811	—	148,542	—	229,369	3,519	506,241
	2021	220,238	—	229,401	—	314,617	30,030(12)	794,286
	2020	142,800	—	122,899	157,395	210,862	145,179(12)(16)	779,135

(1)
Represents, for Mr. Maffei, only that portion of his base salary that, beginning January 1, 2020, was allocated to our company under the amended services agreement in connection with the 2019 Maffei Employment Agreement. In 2020, our company’s allocable portion of Mr. Maffei’s base salary was $570,000, but due to the financial impact of the coronavirus pandemic, for the period from April 4, 2020 through December 31, 2020, Mr. Maffei offered to waive the right to receive his base salary except for amounts sufficient to cover health insurance, flexible spending contributions and certain taxes. Mr. Maffei received an aggregate of $155,800 in cash salary during 2020. In consideration for the portion of Mr. Maffei’s 2020 base salary that he offered to waive and restructure (which totaled $414,200), we granted to Mr. Maffei RSUs, which had a grant date fair value of $281,172 (the 2020 Maffei Restructuring RSUs), and this amount is reflected in the Salary column of this Summary Compensation Table. For Messrs. Wendling, Rosenthaler and Ms. Wilm, the amounts set forth in the table reflect compensation paid by Liberty Media but allocable to our company under the amended services agreement. For a description of the allocation of Messrs. Maffei’s, Wendling’s, Rosenthaler’s and Ms. Wilm’s base salaries among Liberty Media, our company and the other Service Companies, see “—Compensation Discussion and Analysis—Services Agreement” above and “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement below. For Mr. Rawlinson, the amounts set forth in the table represent the base salary paid directly by QVC with respect to the entire year.

(2)
For Mr. Rawlinson, represents Mr. Rawlinson’s one-time cash signing bonus paid in 2021 and his 2021 annual cash bonus, which was guaranteed and prorated, pursuant to the Rawlinson Employment Agreement. For a description of the terms of Mr. Rawlinson’s signing bonus and 2021 annual cash bonus, see “—Executive Compensation Arrangements—David Rawlinson II—Rawlinson Employment Agreement” and “—Executive Compensation Arrangements—David Rawlinson II—Rawlinson Annual Cash Performance Bonus” below.

(3)
Reflects, as applicable, the grant date fair value of the RSUs (other than the 2020 Maffei Restructuring RSUs, the grant date fair value of which is reflected in the Salary column of this table in accordance with applicable SEC rules) and restricted shares granted to our named executive officers during 2022, 2021 and 2020. The table reflects the grant date fair value of the 2022 Maffei RSUs, the 2021 Maffei Restricted Share Award, the 2022 Rawlinson RSUs, the 2021 Rawlinson Term RSUs, the 2021 Rawlinson RSUs, the 2022 Chief RSUs, the 2021 Chief RSUs and performance-based RSUs granted to Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm in 2020. A maximum payout equal to 1.5 times the target number of 2022 Maffei RSUs and the RSUs granted to Mr. Maffei in 2021 and 2020, or $2.427 million, $4.463 million and $4.845 million, respectively, of grant value was established. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the year ended December 31, 2022 (which are included in the 2022 Form 10‑K).

(4)
The grant date fair value of Mr. Maffei’s 2020 stock option awards, including the 2020 Maffei Term Options (as defined below), the 2021 Rawlinson Term Options and the 2020 NEO Multiyear Options have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the year ended December 31, 2022 (which are included in the 2022 Form 10-K).

(5)
Represents each named executive officer’s annual performance-based bonus.

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EXECUTIVE COMPENSATION
(6)
The Liberty Media 401(k) Savings Plan provides employees with an opportunity to save for retirement. The Liberty Media 401(k) Savings Plan participants may contribute up to 75% of their eligible compensation on a pre-tax basis to the plan and an additional 10% of their eligible compensation on an after-tax basis (subject to specified maximums and IRS limits), and Liberty Media contributed a matching contribution that vests based upon the participants’ years of service and is based on the participants’ own contributions up to the maximum matching contribution set forth in the plan. Our company reimburses Liberty Media under the services agreement for our allocable portion of the matching contribution for all of the named executive officers other than Mr. Rawlinson. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution.

Generally, participants acquire a vested right in our matching contributions as follows:
Years of Service	Vesting Percentage
Less than 1	0%
1 – 2	33%
2 – 3	66%
3 or more	100%
Included in this column are the matching contributions made by Liberty Media on behalf of each of the named executive officers to the Liberty Media 401(k) Savings Plan and allocated to our company under the services agreement. Mr. Rawlinson did not participate in QVC’s 401(k) savings plan in 2022 or 2021 and therefore did not receive a matching contribution.
	Amounts ($)
Name	2022	2021	2020
Gregory B. Maffei	3,965	4,930	5,415
Brian J. Wendling	6,100	3,190	5,985
Albert E. Rosenthaler	2,745	5,510	5,415
Renee L. Wilm	3,331	5,800	3,990
With respect to these matching contributions, all of our named executive officers are fully vested.
(7)
Included in this column are the following life insurance premiums paid by Liberty Media (with the exception of Mr. Rawlinson, whose life insurance premiums are paid by QVC), on behalf of each of the named executive officers and allocated to our company under the services agreement.

	Amounts ($)
Name	2022	2021	2020
Gregory B. Maffei	978	1,279	385
David Rawlinson II	1,530	338	n/a
Brian J. Wendling	524	188	359
Albert E. Rosenthaler	677	1,430	1,430
Renee L. Wilm	188	342	239

(8)
Liberty Media makes available to our personnel, including our named executive officers, tickets to various sporting events with no aggregate incremental cost attributable to any single person.

Beginning in 2020, the company’s named executive officers were afforded the opportunity to use a portion of Liberty Media’s fractional ownership contract with NetJets for personal use, provided that each such named executive officer or director was responsible for reimbursing Liberty Media for costs associated therewith. This opportunity expired on February 28, 2021. However, from time to time, with the approval of the Chairman, our named executive officers are permitted to use a portion of our NetJets contract for personal use, provided they reimburse Liberty Media for costs associated therewith.
(9)
Includes the following:

	Amounts ($)
	2022	2021	2020
Compensation related to personal use of corporate aircraft(a)	234,833	187,483	126,930

(a)
Calculated based on aggregate incremental cost of such usage to our company.

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EXECUTIVE COMPENSATION
(10)
Liberty Media owns an apartment in New York City which is primarily used for business purposes. Mr. Maffei occasionally used this apartment for personal reasons during the years indicated above. From time to time, we pay the cost of miscellaneous shipping and catering expenses for Mr. Maffei.

(11)
Includes the payment of $124,035 in 2020 for legal expenses pertaining to Mr. Maffei’s employment agreement entered into in December 2019 and $45,000 in 2021 for legal expenses pertaining to Mr. Rawlinson’s employment agreement entered into in July 2021.

(12)
Includes the value of the cash dividend equivalent rights, preferred stock RSUs and cash in lieu of fractional preferred stock RSUs received by holders of RSUs in connection with the special dividend we issued in September 2020, the value of the special cash dividend equivalent rights received by holders of RSUs in December 2020, and the value of the special cash dividend equivalent rights received by holders of RSUs in November 2021 in connection with the November Special Dividend, in each case, to the extent such amounts were not factored into the grant date fair value of the underlying awards computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

(13)
Mr. Rawlinson assumed the role of President and Chief Executive Officer-Elect of our company effective August 1, 2021 and the role of President and Chief Executive Officer effective October 1, 2021.

(14)
Mr. Wendling assumed the role of Chief Accounting Officer at our company in January 2020.

(15)
Ms. Wilm assumed the role of Chief Administrative Officer in January 2021.

(16)
Includes $13,754 in relocation expenses paid on behalf of Ms. Wilm.

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EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION ARRANGEMENTS
GREGORY B. MAFFEI
2019 Maffei Employment Agreement
Liberty Media entered into the 2019 Maffei Employment Agreement with Mr. Maffei, effective December 13, 2019. The arrangement provides for a five year employment term beginning January 1, 2020 and ending December 31, 2024, with an annual base salary of $3 million (with no contracted increase) and a one-time cash commitment bonus of $5 million paid in 2019, an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee with respect to its allocable portion), upfront equity awards (with an aggregate grant date fair value of $90 million to be granted in two equal tranches) and annual equity awards with an aggregate target grant date fair value of $17.5 million.
Maffei Term Equity Awards
On December 13, 2019, in connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei became entitled to receive term equity awards with an aggregate grant date fair value of $90 million (the Upfront Awards) to be granted in two equal tranches. The first tranche consisted of time-vested stock options from each of our company, Liberty Media, Liberty Broadband and GCI Liberty and time-vested restricted stock units from Liberty TripAdvisor that vest, in each case, on December 31, 2023 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vests on December 15, 2023), subject to Mr. Maffei’s continued employment, except as described below. Qurate Retail’s portion of the Upfront Awards granted in December 2019 consisted of stock options to purchase 2,133,697 QRTEA shares, with a term of seven years (the 2019 Maffei Term Options).
The second tranche of the Upfront Awards was granted in December 2020 and consisted of time-vested stock options from each of our company, Liberty Media, Liberty Broadband and GCI Liberty and time-vested restricted stock units from Liberty TripAdvisor. The Upfront Awards granted in December 2020 will vest, in each case, on December 31, 2024 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vests on December 7, 2024), subject to Mr. Maffei’s continued employment, except as described below. Qurate Retail’s portion of the Upfront Awards granted in December 2020 consisted of stock options to purchase 1,190,529 QRTEA shares, with a term of seven years (the 2020 Maffei Term Options).
Annual Awards
Pursuant to the 2019 Maffei Employment Agreement, the aggregate grant date fair value of Mr. Maffei’s annual equity awards is $17.5 million for each year during the term of the 2019 Maffei Employment Agreement and is comprised of awards of time-vested stock options (the Annual Options), performance-based restricted stock units (Annual Performance RSUs) or a combination of award types, at Mr. Maffei’s election, allocable across our company, Liberty Media and each of the other Service Companies (collectively, the Annual Awards). Vesting of any Annual Performance RSUs will be subject to the achievement of one or more performance metrics to be approved by our compensation committee and the compensation committee of Liberty Media or the applicable Service Company with respect to its allocable portion of the Annual Performance RSUs. For a description of Mr. Maffei’s Annual Awards, see “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Equity Awards—Maffei Annual Equity Awards.”
Aircraft Usage
Pursuant to a February 5, 2013 letter agreement between Mr. Maffei and Liberty Media, Mr. Maffei is entitled to 120 hours per year of personal flight time through the first to occur of (i) the termination of his employment, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2022, pursuant to the November 11, 2015 and December 13, 2019 letter agreements between Liberty Media and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed us for such usage through the first to occur of (i) the termination of his employment or (ii) the cessation of ownership or lease of corporate aircraft. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of the company’s aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated
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EXECUTIVE COMPENSATION
in accordance with the SIFL value, for all personal use of corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with Liberty Media. Pursuant to aircraft time sharing agreements between Liberty Media and Qurate Retail, we pay Liberty Media for any costs, calculated in accordance with Part 91 of the Federal Aviation regulations associated with Mr. Maffei using the corporate aircraft that are allocable to us. We reimburse Liberty Media for Mr. Maffei’s use of the corporate aircraft for our business, and we also reimburse Liberty Media for Mr. Maffei’s personal use of the corporate aircraft. Pursuant to the aircraft time sharing agreements between Liberty Media and Mr. Maffei, Mr. Maffei reimburses Liberty Media for costs associated with his up to 50 hours of personal use of the corporate aircraft under the November 11, 2015 and December 13, 2019 letter agreements. Flights where there are no passengers on company-owned aircraft are not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to Liberty Media due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company owned aircraft.
Termination Payments and Benefits
Mr. Maffei will be entitled to the following payments and benefits from Liberty Media (with Liberty Media being reimbursed by our company for its allocated portion of the severance benefits pursuant to the amended services agreement) if his employment is terminated at Liberty Media under the circumstances described below, subject to the execution of releases by Liberty Media and Mr. Maffei in a form to be mutually agreed. The following discussion also summarizes the termination payments and benefits that Mr. Maffei would be entitled to if his services are terminated at our company under the scenarios described below.
Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s employment is terminated by Liberty Media without cause (as defined in the 2019 Maffei Employment Agreement) or if Mr. Maffei terminates his employment for good reason (as defined in the 2019 Maffei Employment Agreement and as amended pursuant to the Letter Agreement), he is entitled to the following: (i) his accrued base salary, any accrued but unpaid bonus for the prior completed year, any unpaid expense reimbursements and any amounts due under applicable law; (ii) a severance payment of two times his base salary during the year of his termination to be paid in equal installments over 24 months; (iii) fully vested shares with an aggregate grant date fair value of $35 million consisting of shares of the applicable series of common stock from Liberty Media, Liberty Broadband, Liberty TripAdvisor and us; (iv) full vesting of his upfront equity awards and full vesting of the annual equity awards for the year in which the termination occurs (including the grant and full vesting of such annual equity awards if the termination occurs before they have been granted); (v) lump sum cash payment of two times the average annual cash performance bonus paid for the two calendar years ending prior to the termination, but in no event less than two times his target annual cash performance bonus of $17 million, with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Liberty Broadband, Liberty TripAdvisor and us; (vi) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Liberty Broadband, Liberty TripAdvisor and us; and (vii) continued use for 12 months after such termination of certain services and perquisites provided by Liberty Media, including continued use of Liberty’s aircraft (collectively, the severance benefits).
On June 3, 2021, our Company and Liberty Media entered into the Letter Agreement with Mr. Maffei pursuant to which Mr. Maffei waived his right to assert that the Specified Events (as defined below) would constitute a change in control (as defined in the 2019 Maffei Employment Agreement) or good reason (as defined in the 2019 Maffei Employment Agreement), with respect to our company, and agreed not to terminate his employment with our company for good reason in connection with or arising out of the Option Cancellation (as defined below) or any of the Specified Events.
Termination at our Company by our Company without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s services at our company are terminated by us without cause (as defined in the 2019 Maffei Employment Agreement) or by Mr. Maffei for good reason (as defined in the 2019 Maffei Employment Agreement and as amended pursuant to the Letter Agreement), he will be entitled to full vesting of the upfront equity awards and the annual equity awards, in each case, granted by us for the year of his termination, and if Mr. Maffei remains employed by Liberty Media at or following the date of termination of his services to our company, he will also be entitled to payment of our allocated portion of the annual cash performance bonus for the year, prorated for the portion of the calendar year in which Mr. Maffei served as an
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EXECUTIVE COMPENSATION
officer of our company. Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to our company.
Termination by Reason of Death or Disability. In the event of Mr. Maffei’s death or disability, he will be entitled to the same payments and benefits as if his services had been terminated without cause or for good reason as described in “—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason.”
For Cause Termination at our Company. In the event Mr. Maffei’s services to our company are terminated by us for cause, he will forfeit any unvested portion of the upfront equity awards granted by us, and if the termination for cause occurs before the close of business on December 31 of the relevant grant year, Mr. Maffei will forfeit our allocated portion of the annual cash performance bonus and all of the annual equity awards granted by our company for that grant year. If Mr. Maffei’s services are terminated by our company for cause after the close of business on December 31 of the relevant grant year, but prior to the date on which our compensation committee certifies achievement of the performance metric for any outstanding performance-based restricted stock units for the grant year, the award will remain outstanding until such date and will vest to the extent determined by our compensation committee.
Voluntary Termination at our Company without Good Reason. If Mr. Maffei voluntarily terminates the services he provides to us without good reason, he will be entitled to pro rata vesting of the upfront equity awards granted by our company (based on the number of days that have elapsed over the four-year vesting period), pro rata vesting of his annual equity awards for the year of termination granted by us (based on the elapsed number of days in the calendar year of termination) and a pro rata payment of our allocated portion of his annual cash performance bonus of $17 million (based upon the elapsed number of days in the calendar year of termination). Any performance-based restricted stock units for the year of termination that are unvested on the date of termination will remain outstanding until the performance criteria is determined and will vest pro rata (based upon the elapsed number of days in the calendar year of termination) to the extent determined by our compensation committee (at a level not less than 100% of the target award). Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to us. If Mr. Maffei also voluntarily terminates his employment with Liberty Media, rather than being entitled to payment of our allocated portion of his annual cash bonus, Mr. Maffei would be entitled to receive a payment from Liberty Media equal to $17 million, prorated based upon the elapsed number of days in the calendar year of termination. Our company would reimburse Liberty Media for our allocable portion of this payment.
DAVID RAWLINSON II
Rawlinson Employment Agreement
We entered into the Rawlinson Employment Agreement with David Rawlinson II, effective July 12, 2021. The arrangement provides for a three year and five months term commencing on August 1, 2021 and ending on December 31, 2024, with an annual base salary of $1.25 million and a one-time cash signing bonus of $1.4 million.
Rawlinson Annual Cash Performance Bonus
Pursuant to the Rawlinson Employment Agreement, for each year during the term of the Rawlinson Employment Agreement, Mr. Rawlinson is eligible to receive an annual target cash performance bonus equal to 125% of his annual base salary, with a maximum annual cash performance bonus capped at 200% of his annual base salary.
Rawlinson Term Equity Awards
On August 18, 2021, in connection with the execution of the Rawlinson Employment Agreement, Mr. Rawlinson became entitled to receive term equity awards (the 2021 Rawlinson Term Options and 2021 Rawlinson Term RSUs, both as discussed above and combined, the Rawlinson term awards). The 2021 Rawlinson Term Options consisted of time-vested stock options that vest 50% on December 31, 2023 and 50% on December 31, 2024 subject to Mr. Rawlinson’s continued employment, except as described below. These stock options provide Mr. Rawlinson with the option to purchase 1,185,053 QRTEA shares. The 2021 Rawlinson Term RSUs consisted of time-vested restricted stock units, of which 13% vested on December 10, 2021, 29% vested on December 10, 2022 and 29% will vest on each of December 10, 2023 and December 10, 2024 subject to Mr. Rawlinson’s continued employment, except as described below. This award consisted of 508,865 QRTEA restricted stock units.
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EXECUTIVE COMPENSATION
Rawlinson Annual Equity Awards
Pursuant to the Rawlinson Employment Agreement, Mr. Rawlinson will receive an annual $4 million grant of performance-based restricted stock units with respect to QRTEA shares for each year during the term of the Rawlinson Employment Agreement (the Rawlinson annual performance RSUs). Vesting of any Rawlinson annual performance RSUs will be subject to the achievement of one or more performance metrics to be approved by our compensation committee. For additional information on the Rawlinson annual performance RSUs received in 2022, see “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Annual Performance Awards—QVC CEO RSUs” above.
Termination Payments and Benefits
Upon a termination of Mr. Rawlinson’s employment for any reason, he will be entitled to his accrued base salary and any accrued vacation through the date of termination, any unpaid expense reimbursements, any vested benefits owed in accordance with other applicable plans, programs and arrangements and any amounts due under applicable law (the standard entitlements). Subject to Mr. Rawlinson’s execution of a release in our favor with the procedures set forth in the Rawlinson Employment Agreement and his compliance with restrictive covenants, including perpetual confidentiality provisions, non-competition and non-interference provisions for 18 months following the termination of his employment and non-solicitation of employees provisions for 2 years following the termination of his employment, Mr. Rawlinson will also be entitled to the following payments and benefits if his employment is terminated under the circumstances described below.
Termination without Cause or for Good Reason
If Mr. Rawlinson’s employment is terminated without cause (as defined in the Rawlinson Employment Agreement) or if Mr. Rawlinson terminates his employment for good reason (as defined in the Rawlinson Employment Agreement), in addition to the standard entitlements, Mr. Rawlinson will be entitled to (i) a severance payment of one-and-a-half times the sum of his base salary and his target annual performance bonus, to be paid in equal installments over 24 months and (ii) any awarded but unpaid bonus for the calendar year prior to the year in which his termination occurs. Any unvested Rawlinson term awards will vest pro rata on a tranche-by-tranche basis based on the number of days that have elapsed from August 1, 2021 through his termination date, plus 365 days, and the stock option portion of the awards will remain exercisable for 90 days following termination. The Rawlinson annual performance RSUs relating to the year in which Mr. Rawlinson’s termination occurs will vest to the extent our compensation committee determines that the performance criteria were met, and Mr. Rawlinson will receive a pro rata portion thereof based on the number of days he was employed during the year of his termination. If Mr. Rawlinson’s employment is terminated without cause or if he terminates his employment for good reason 12 months following an approved transaction (as defined in the 2020 incentive plan), any unvested Rawlinson term awards and Rawlinson annual performance RSUs will vest in in full.
Termination by Reason of Death or Disability
In the event of Mr. Rawlinson’s death or disability, in addition to the standard entitlements, Mr. Rawlinson (or in the event of his death, his designated beneficiary or estate) will be entitled to receive (i) continued payment of his base salary for one year and (ii) any awarded but unpaid bonus for the calendar year prior to the year in which his termination occurs. In addition, any unvested Rawlinson term awards and Rawlinson annual performance RSUs will vest in in full. The stock option portion of Mr. Rawlinson’s term awards will remain exercisable for a one-year period.
Termination At or Following the Term of the Rawlinson Employment Agreement
If Mr. Rawlinson’s employment is terminated at or following the expiration of the term of the Rawlinson Employment Agreement, in addition to the standard entitlements, Mr. Rawlinson will receive any awarded but unpaid bonus for the calendar year prior to the year in which his termination occurs. If his employment ends on December 31, 2024, he will also be eligible to receive his 2024 annual cash performance bonus and his 2024 Rawlinson annual performance RSUs will continue to vest, in each case, as if he had remained employed through the certification date and the stock option portion of the Rawlinson term awards will remain exercisable for 90 days.
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EXECUTIVE COMPENSATION
Termination for Cause Voluntary Termination without Good Reason
The Rawlinson Employment Agreement provides that, in the event Mr. Rawlinson is terminated for cause (as defined in the Rawlinson Employment Agreement) or Mr. Rawlinson terminates his employment without good reason (as defined in the Rawlinson Employment Agreement), he will be entitled only to the standard entitlements. In each case, Mr. Rawlinson will forfeit all rights to his unvested Rawlinson term awards and any unvested Rawlinson annual performance RSUs. If Mr. Rawlinson’s employment is terminated for cause, he will forfeit any vested stock options granted as part of the Rawlinson term awards. If Mr. Rawlinson terminates his employment without good reason, any vested stock options granted as part of the Rawlinson term awards will remain exercisable for 90 days and he will be entitled to any awarded but unpaid bonus for the calendar year prior to the year in which his termination occurs.
EQUITY INCENTIVE PLANS
The 2020 incentive plan is administered by the compensation committee of our Board of Directors with regard to all awards granted under the 2020 incentive plan (other than awards granted to the nonemployee directors), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The 2020 incentive plan is administered by the full Board of Directors with regard to all awards granted under the 2020 incentive plan to nonemployee directors, and the full Board of Directors has full power and authority to determine the terms and conditions of such awards. The 2020 incentive plan is designed to provide additional remuneration to officers, employees, nonemployee directors and independent contractors for service to our company and to encourage those persons’ investment in our company. Non-qualified stock options, SARs, restricted shares, restricted stock units, cash awards, performance awards or any combination of the foregoing (collectively, incentive plan awards) may be granted under the 2020 incentive plan.
As of December 31, 2022, (i) the maximum number of shares of our common stock with respect to which incentive plan awards may be issued under the 2020 incentive plan is 48,499,046 subject to anti-dilution and other adjustment provisions of the 2020 incentive plan and (ii) no nonemployee director may be granted during any calendar year incentive plan awards having a value (as determined on the grant date of such award) in excess of $1 million. Shares of our common stock issuable pursuant to incentive plan awards made under the existing incentive plans are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company.
PAY RATIO INFORMATION
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Rawlinson, our chief executive officer on December 31, 2022, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2022, which consisted of employees located in the U.S., China, Germany, Italy, Japan, Poland and the United Kingdom, representing all full-time, part-time, seasonal and temporary employees employed by our company and our consolidated subsidiaries, QVC, Cornerstone Brands, Inc., HSN, Inc. and Zulily, on that date. As is typical for a retail company, a significant portion of our employee population works in call centers, warehouses and distribution centers operated by our subsidiaries. Using information from our payroll records and Form W-2s (or its equivalent for non-U.S. employees), we then measured each employee’s gross wages for calendar year 2022, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2022. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
Once we identified our median employee, we then determined the median employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above.
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EXECUTIVE COMPENSATION
The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$4,959,754
Median Employee Total Annual Compensation	$28,769
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	172:1
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EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2022 to the named executive officers.
		Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(3)
Gregory B. Maffei
	03/10/2022(4)	—	2,210,000	4,420,000	—	—	—	—	—	—	—
QRTEB	03/10/2022(5)	—	—	—	—	326,868	490,302	—	—	—	1,617,997
David Rawlinson II
	03/10/2022(4)		1,562,500	2,500,000
QRTEA	03/10/2022(5)	—	—	—	—	596,125	—	—	—	—	2,926,974
Brian J. Wendling
	03/10/2022(4)		80,591	161,182
QRTEA	03/10/2022(5)	—	—	—	—	16,747	—	—	—	—	82,228
Albert E. Rosenthaler
	03/10/2022(4)		147,449	294,899
QRTEA	03/10/2022(5)	—	—	—	—	30,253	—	—	—	—	148,542
Renee L. Wilm
	03/10/2022(4)		147,504	295,008
QRTEA	03/10/2022(5)	—	—	—	—	30,253	—	—	—	—	148,542

(1)
Our 2022 performance-based bonus program does not provide for a threshold bonus amount. The amounts in the Target column represent the target amount that would have been payable to each named executive officer upon satisfaction of the performance criteria under the 2022 performance-based bonus program. For Messrs. Maffei, Rawlinson, Wendling and Rosenthaler and Ms. Wilm, the amounts in the Maximum column represent the maximum amount that could have been payable to each named executive officer. For the actual bonuses paid by our company and QVC, as applicable, see the amounts included for 2022 in the column entitled Non-Equity Incentive Plan Compensation in the “Summary Compensation Table” above.

(2)
The terms of the 2022 Maffei RSUs, the 2022 Rawlinson RSUs and the 2022 Chief RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. With respect to the 2022 Maffei RSUs, the amount in the Target column represents the target amount that would have been payable to Mr. Maffei assuming achievement of the target performance goals. With respect to the 2022 Rawlinson RSUs and the 2022 Chief RSUs, the amounts in the Target column represent the target amount that would have been payable to the named executive officer assuming (x) achievement of the performance goals was attained and (y) our compensation committee determined not to reduce such payout after considering the criteria established by our compensation committee in March 2022. For the actual 2022 Maffei RSUs, 2022 Rawlinson RSUs and 2022 Chief RSUs that vested, see “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Equity Awards—Maffei Annual Equity Awards” and “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Annual Performance Awards.”

(3)
With respect to the 2022 Maffei RSUs, the amount in the Maximum column represents the maximum amount that would have been payable assuming maximum achievement of the performance goals. For the actual 2022 Maffei RSUs that vested, see “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Equity Awards—Maffei Annual Equity Awards.”

(4)
Reflects the date on which our compensation committee established the terms of the 2022 performance-based bonus program, as described under “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—2022 Performance-based Bonuses—Qurate Retail Awards.”

(5)
Reflects the date on which our compensation committee established the terms of the 2022 Maffei RSUs, the 2022 Rawlinson RSUs and the 2022 Chief RSUs, as described under “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Equity Awards—Maffei Annual Equity Awards” and “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Annual Performance Awards.”

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EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table contains information regarding unexercised options and unvested awards of RSUs which were outstanding as of December 31, 2022 and held by the named executive officers.
	Option awards					Stock awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Maffei
Option Awards
QRTEA	411,804	—	—	12.50	12/26/2024	—	—	—	—
QRTEA	—	4,422,819(1)	—	3.98	12/15/2026	—	—	—	—
QRTEA	—	1,309,581(2)	—	8.84	12/10/2027	—	—	—	—
QRTEB	1,498,287	—	—	12.20	03/29/2023	—	—	—	—
QRTEB	315,980	—	—	11.59	05/11/2024	—	—	—	—
QRTEB	360,087	—	—	13.49	03/05/2025	—	—	—	—
QRTEB	46,671	—	—	8.76	03/06/2026	—	—	—	—
RSU Award
QRTEB	—	—	—	—	—	—	—	326,868(3)	1,657,221
Restricted Share Award
QRTEB	—	—	—	—	—	1,101,321(4)	5,583,697	—	—
David Rawlinson II
Option Award
QRTEA	—	1,333,184(5)	—	8.98	08/18/2028	—	—	—	—
RSU Awards
QRTEA	—	—	—	—	—	—	—	596,125(3)	971,684
QRTEA	—	—	—	—	—	295,142(6)(9)	481,081	—	—
Brian J. Wendling
Option Awards
QRTEA	219,877	—	—	13.43	05/12/2023	—	—	—	—
QRTEA	36,433	36,433(7)	—	8.84	12/10/2027	—	—	—	—
RSU Award
QRTEA	—	—	—	—	—	—	—	16,747(3)	27,298
Albert E. Rosenthaler
Option Awards
QRTEA	523,892	—	—	14.38	03/04/2023	—	—	—	—
QRTEA	12,268	—	—	12.50	12/26/2024	—	—	—	—
QRTEA	65,813	65,816(7)	—	8.84	12/10/2027	—	—	—	—
RSU Award
QRTEA	—	—	—	—	—	—	—	30,253(3)	49,312
Renee L. Wilm
Option Awards
QRTEA	317,311	317,313(8)	—	4.99	11/13/2026	—	—	—	—
QRTEA	17,721	17,724(7)	—	8.84	12/10/2027	—	—	—	—
RSU Award
QRTEA	—	—	—	—	—	—	—	30,253(3)	49,312

(1)
Vests on December 31, 2023.

(2)
Vests on December 31, 2024.

(3)
Represents the target number of 2022 Maffei RSUs that Mr. Maffei could earn and the target number of 2022 Rawlinson RSUs and 2022 Chief RSUs that each of Messrs. Rawlinson, Wendling and Rosenthaler and Ms. Wilm could earn based on our performance in 2022.

(4)
Vests 50% on December 10, 2024 and 50% on June 3, 2026.

(5)
Vests 50% on December 31, 2023 and 50% on December 31, 2024.

(6)
Represents the remaining portion of the 2021 Rawlinson Term RSUs, which vests one-half on December 10, 2023 and one-half on December 10, 2024.

(7)
Represents the final vesting tranche of the 2020 NEO Multiyear Options, which vests on December 10, 2023.

(8)
Represents the final tranche of the stock options granted to Ms. Wilm in 2019, which vests on September 23, 2023.

(9)
Mr. Rawlinson had $368,927 of cash dividend equivalent rights outstanding on his QRTEA RSUs granted in 2021, which are subject to the same terms and conditions (including vesting) as the corresponding original RSU.

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EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED
The following table sets forth information concerning the vesting of RSUs held by our named executive officers during the year ended December 31, 2022. None of our named executive officers exercised any options during the year ended December 31, 2022.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Gregory B. Maffei
QRTEA	—	—	229,022(2)	1,108,466
QRTEB	—	—	—	—
QRTEP	—	—	—	—
David Rawlinson II
QRTEA	—	—	290,270	982,854
QRTEB	—	—	—	—
QRTEP	—	—	—	—
Brian J. Wendling
QRTEA	—	—	9,844	47,645
QRTEB	—	—	—	—
QRTEP	—	—	—	—
Albert E. Rosenthaler
QRTEA	—	—	17,783	86,070
QRTEB	—	—	—	—
QRTEP	—	—	—	—
Renee L. Wilm
QRTEA	—	—	17,783	86,070
QRTEB	—	—	—	—
QRTEP	—	—	—	—

(1)
Includes shares withheld in payment of withholding taxes at election of holder.

(2)
Pursuant to the Maffei Stock Exchange Agreement, Mr. Maffei exchanged the shares of QRTEA received upon vesting for shares of QRTEB on a one-for-one basis.

78 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth the potential payments to our named executive officers if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2022, which was the last day of our last completed fiscal year. For purposes of the following table, we have assumed that Mr. Maffei’s employment had terminated at each of Liberty Media, Qurate Retail and the other Service Companies. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market prices on December 30, 2022 (the last trading day in 2022) for our QRTEA common stock, which was $1.63 and QRTEB common stock, which was $5.07. All outstanding option awards held by the named executive officers, whether vested or unvested, had an exercise price that was more than the closing market price of our QRTEA common stock or QRTEB common stock, as applicable, on December 30, 2022, and therefore have been excluded from the table below. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
Each of our named executive officers has received awards and payments under the existing incentive plans. Additionally, each of Messrs. Maffei and Rawlinson is entitled to certain payments and acceleration rights upon termination under his respective employment agreement.
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits” and “—Executive Compensation Arrangements—David Rawlinson II—Termination Payments and Benefits,” which are incorporated by reference herein).
VOLUNTARY TERMINATION
Each of the named executive officers holds equity awards that were issued under our existing incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer would typically only have a right to the equity grants that vested prior to his or her termination date. However, if Mr. Maffei had voluntarily terminated his employment without good reason (i) his 2019 Maffei Term Options and 2020 Maffei Term Options would have been subject to pro rata vesting (based on the number of days elapsed during the four-year vesting period) and, (ii) assuming such termination occurred after the close of business on December 31, 2022, his 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Mr. Rawlinson would have forfeited all rights to his unvested 2021 Rawlinson Term RSUs, 2022 Rawlinson RSUs and 2021 Rawlinson Term Options upon a voluntary termination without good reason as of December 31, 2022. Each of Messrs. Maffei and Rawlinson would have been entitled to certain other benefits upon a voluntary termination of his employment with our company as of December 31, 2022. The type and amount of severance pay and benefits Mr. Maffei would receive would depend on whether he remained employed by Liberty Media at or following the date of termination of his services to our company or whether his employment with Liberty Media was also voluntarily terminated. These additional severance payments and benefits and Rawlinson’s benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Voluntary Termination at our Company without Good Reason,” and “—Executive Compensation Arrangements—David Rawlinson II—Termination Payments and Benefits—Termination for Cause or Voluntary Termination without Good Reason.” Messrs. Wendling and Rosenthaler and Ms. Wilm are not entitled to any severance payments or other benefits upon a voluntary termination of his or her employment.
TERMINATION FOR CAUSE
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested RSUs under the existing incentive plans would be forfeited by any named executive officer who is terminated for “cause” (other than Mr. Maffei in the case of equity grants constituting vested options or similar rights). However, if Mr. Maffei’s employment had been terminated for cause after the close of business on December 31, 2022, his 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been
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met or not and would have vested to the extent determined by the compensation committee. Unless there is a different definition in the applicable award agreement, each of the 2010 incentive plan, 2016 incentive plan and 2020 incentive plan, define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. With respect to Mr. Maffei’s equity grants, “cause,” as defined in the applicable award agreement, means (i) Mr. Maffei’s willful failure to follow the lawful instructions of the Board of Directors of our company; (ii) the commission by Mr. Maffei of any fraud, misappropriation or misconduct that causes demonstrable material injury to our company or its subsidiaries; (iii) Mr. Maffei’s conviction of, or plea of guilty or nolo contendere to, a felony; or (iv) Mr. Maffei’s failure to comply in any material respect with any written agreement between him and our company or any of our subsidiaries if such failure causes demonstrable material injury to our company or any of our subsidiaries, except that Mr. Maffei is entitled to certain procedural and cure rights relating to a termination for cause, except in the case of a termination for cause based on a felony conviction. Mr. Maffei has certain continuing rights to exercise vested options or similar rights following a termination for cause under his equity award agreements. With respect to Mr. Rawlinson’s equity grants, “cause,” as defined in his employment agreement, means (i) Mr. Rawlinson’s material breach of his employment agreement, (ii) Mr. Rawlinson’s engagement in illegal conduct or misconduct, which, in each case, is materially injurious to the company, (iii) the commission by Mr. Rawlinson of fraud or embezzlement or other serious misconduct against the company, (iv) the conviction of, or plea of nolo contendere by, Mr. Rawlinson of any felony, or (v) the conviction of Mr. Rawlinson of a misdemeanor which conviction relates to Mr. Rawlinson’s suitability for employment in his then-current positions (excluding any conviction for minor traffic violations).
TERMINATION WITHOUT CAUSE OR FOR GOOD REASON
As of December 31, 2022, Mr. Maffei’s unvested equity awards consisted of the 2019 Maffei Term Options, the 2020 Maffei Term Options, the 2021 Maffei Restricted Share Award and the 2022 Maffei RSUs. Upon a termination of his employment by our company without cause (as defined in the 2019 Maffei Employment Agreement) or by him for good reason (as defined in the 2019 Maffei Employment Agreement and as amended pursuant to the Letter Agreement), the 2019 Maffei Term Options, the 2020 Maffei Term Options and the 2021 Maffei Restricted Share Award would have vested and, assuming such termination occurred after the close of business on December 31, 2022, the 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Mr. Maffei would also be entitled to severance pay and benefits from our company upon a termination without cause or by him for good reason. The type and amount of severance pay and benefits Mr. Maffei would receive would depend on whether he remained employed by Liberty Media at or following the date of termination of his services to our company or whether his employment with Liberty Media was also terminated without cause or for good reason. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason” and “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination at our Company without Cause or by Mr. Maffei for Good Reason.”
As of December 31, 2022, Mr. Rawlinson’s unvested equity awards consisted of the remaining two tranches of the 2021 Rawlinson Term RSUs, the remaining two tranches of the 2021 Rawlinson Term Options and the 2022 Rawlinson RSUs. Upon a termination of his employment by our company without cause (as defined in the Rawlinson Employment Agreement) or by him for good reason (as defined in the Rawlinson Employment Agreement) the unvested portions of the 2021 Rawlinson Term RSUs and 2021 Rawlinson Term Options would have vested pro rata on a tranche-by-tranche basis based on the number of days that have elapsed from his start date through the termination date plus an additional 365 days. Upon a termination without cause or by Mr. Rawlinson for good reason as of December 31, 2022, the 2022 Rawlinson RSUs would have remained outstanding and vested to the extent the compensation committee determined that the performance criteria were met. Mr. Rawlinson would also be entitled to severance pay and benefits from our company upon a termination without cause or by him for good reason. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—David Rawlinson II—Termination Payments and Benefits—Termination without Cause or for Good Reason.”
As of December 31, 2022, Messrs. Wendling’s and Rosenthaler’s only unvested equity awards were their 2022 Chief RSUs and the final vesting tranche of their 2020 NEO Multiyear Options. Ms. Wilm’s only unvested equity awards as of December 31, 2022 were the final vesting tranche of her 2019 multi-year stock option award, the final vesting tranche of
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EXECUTIVE COMPENSATION
her 2020 NEO Multiyear Options and 2022 Chief RSUs. Upon a termination of employment without cause, the final vesting tranche of Ms. Wilm’s 2019 multi-year stock option award and the final vesting tranche of her 2020 NEO Multiyear Options would have vested. Upon a termination without cause as of December 31, 2022, the 2022 Chief RSUs held by these officers would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. None of Messrs. Wendling or Rosenthaler or Ms. Wilm is entitled to any severance pay or other benefits upon a termination without cause.
DEATH
In the event of death of any of the named executive officers, the existing incentive plans and applicable award agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards (except that, assuming Mr. Maffei’s death occurred after the close of business on December 31, 2022, the 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee). Each of Mr. Maffei and Mr. Rawlinson is also entitled to certain payments and other benefits if he dies while employed by our company, as described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Reason of Death or Disability,” and “—Executive Compensation Arrangements—David Rawlinson II—Termination Payments and Benefits—Termination by Reason of Death or Disability.”
No amounts are shown for payments pursuant to life insurance policies, which Liberty Media makes available to all of its employees, including Messrs. Maffei, Wendling, Rosenthaler and Ms. Wilm in their capacity as named executive officers of Qurate Retail, and which Qurate Retail makes available to Mr. Rawlinson.
DISABILITY
If the employment of any of the named executive officers had been terminated due to disability, which is defined in the existing incentive plans or applicable award agreements, such plans or agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards (except that, assuming Mr. Maffei’s termination due to disability occurred after the close of business on December 31, 2022, the 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee). Each of Mr. Maffei and Mr. Rawlinson is also entitled to certain payments and other benefits upon a termination of his employment due to disability, as described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Reason of Death or Disability,” and “—Executive Compensation Arrangements—David Rawlinson II—Termination Payments and Benefits—Termination by Reason of Death or Disability.”
No amounts are shown for payments pursuant to short-term and long-term disability policies, which Liberty Media makes available to all of its employees, including Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm in their capacity as named executive officers of Qurate Retail, and which Qurate Retail makes available to Mr. Rawlinson.
CHANGE IN CONTROL
In case of a change in control, the incentive plans provide for vesting of any outstanding options (other than the 2019 Maffei Term Options and the 2020 Maffei Term Options) and the lapse of restrictions on any RSU or restricted share awards (other than the 2021 Maffei Restricted Share Award) held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our Board of Directors.

•
The individuals constituting our Board of Directors over any two consecutive years cease to constitute at least a majority of the Board, subject to certain exceptions that permit the Board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the

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EXECUTIVE COMPENSATION
successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the company or the dissolution of the company.
In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards (other than the 2019 Maffei Term Options, the 2020 Maffei Term Options and the 2021 Maffei Restricted Share Award) would vest in the case of a change in control described in the last bullet. A change in control (as defined in the 2019 Maffei Employment Agreement as amended pursuant to the Letter Agreement) of Liberty Media would provide Mr. Maffei with a short time period during which to exercise his right to terminate his employment for good reason, which would result in vesting of his 2019 Maffei Term Options, 2020 Maffei Term Options and the 2021 Maffei Restricted Share Award. For purposes of the tabular presentation below, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company.
82 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
BENEFITS PAYABLE UPON TERMINATION OR CHANGE IN CONTROL
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
Gregory B. Maffei
Severance	2,210,000(1)	—	9,750,000(2)	9,750,000(2)	9,750,000(2)	—
Options	—(3)	—(4)	—(5)	—(5)	—(5)	—(6)
RSUs and Restricted Shares	1,657,221(3)	1,657,221(4)	7,240,918(5)	7,240,918(5)	7,240,918(5)	1,657,221(6)
Perquisites(7)	—	—	105,727	—	105,727	—
Total	3,867,221	1,657,221	17,096,646	16,990,918	17,096,646	1,657,221
David Rawlinson II
Base Compensation Continuing Payment	—	—	—	1,250,000(8)	1,250,000(8)	—
Severance	—	—	4,218,750(9)	—	—	—
Options	—(10)	—(11)	—(12)	—(13)	—(13)	—(14)
RSUs	—(10)	—(11)	804,550(12)	1,452,765(13)	1,452,765(13)	1,452,765(14)
Total	—	—	5,023,300	2,702,765	2,702,765	1,452,765
Brian J. Wendling
Options	—(10)	—(11)	—(12)	—(13)	—(13)	—(14)
RSUs	—(10)	—(11)	27,298(12)	27,298(13)	27,298(13)	27,298(14)
Total	—	—	27,298	27,298	27,298	27,298
Albert E. Rosenthaler
Options	—(10)	—(11)	—(12)	—(13)	—(13)	—(14)
RSUs	—(10)	—(11)	49,312(12)	49,312(13)	49,312(13)	49,312(14)
Total	—	—	49,312	49,312	49,312	49,312
Renee L. Wilm
Options	—(10)	—(11)	—(12)	—(13)	—(13)	—(14)
RSUs	—(10)	—(11)	49,312(12)	49,312(13)	49,312(13)	49,312(14)
Total	—	—	49,312	49,312	49,312	49,312

(1)
If Mr. Maffei had voluntarily terminated his employment without good reason at Qurate Retail, Liberty Media and each of the other Service Companies (as defined in the 2019 Maffei Employment Agreement) as of December 31, 2022, he would have been entitled to receive $17 million in a lump sum, prorated based on the number of days that have elapsed within the year of termination, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Voluntary Termination at our Company without Good Reason” above. The amount in the table includes our allocable portion of this payment (13%) for which we would reimburse Liberty Media.

(2)
If Mr. Maffei’s employment at Qurate Retail, Liberty Media and each of the other Service Companies had been terminated as of December 31, 2022 by Qurate Retail, Liberty Media and each of the other Service Companies without cause (as defined in the 2019 Maffei Employment Agreement), by him for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specified period following a change in control), in each case, subject to execution of a mutual release, or due to Mr. Maffei’s death or disability, he would have been entitled to receive (i) a payment of two times his 2022 base salary payable in 24 equal monthly installments, (ii) fully vested shares of common stock with an aggregate grant date fair value of $35 million, (iii) a lump sum payment of an amount equal to two times his average annual bonus paid for the two calendar years prior to separation, but in no event an amount that is less than two times his aggregate target bonus of $17 million and (iv) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason” above. The amount in the table includes our allocable portion of this payment (13%) for which we would reimburse Liberty Media. The amount in the table does not include the lump sum cash payment described in (iv) because Mr. Maffei had already been paid his 2022 cash bonus prior to December 31, 2022.

(3)
Based on the number of unvested RSUs held by Mr. Maffei at December 31, 2022 that would vest pursuant to the following: If Mr. Maffei terminated his employment without good reason, assuming such termination occurred after the close of business on December 31, 2022, the 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee, and the 2021 Maffei Restricted Share Award would have been forfeited. As described above in “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Equity Awards—Maffei Annual Equity Awards,” our compensation committee vested all of the 2022 Maffei RSUs, which is reflected in the table above. Mr. Maffei would have also been

QURATE RETAIL, INC. / 83

EXECUTIVE COMPENSATION
entitled to pro rata vesting of the 2019 Maffei Term Options and the 2020 Maffei Term Options, (based on the number of days that had elapsed over the four-year vesting period) but because the exercise prices of all options held by Mr. Maffei at December 31, 2022, whether vested or unvested, are more than the closing price of QRTEA and QRTEB shares, as applicable, on December 30, 2022, no value has been included for any of Mr. Maffei’s options in the table.
(4)
Based on the number of unvested RSUs held by Mr. Maffei at December 31, 2022 that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated for cause, he would have forfeited his 2019 Maffei Term Options, his 2020 Maffei Term Options, his 2021 Maffei Restricted Share Award and, assuming such termination occurred after the close of business on December 31, 2022, his 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above, in “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Equity Awards—Maffei Annual Equity Awards,” our compensation committee vested all of the 2022 Maffei RSUs, which is reflected in the table above. Because the exercise prices of all vested options held by Mr. Maffei at December 31, 2022 are more than the closing price of QRTEA and QRTEB shares, as applicable, on December 30, 2022, no value has been included for Mr. Maffei’s vested options in the table.

(5)
Based on the number of unvested RSUs and restricted shares held by Mr. Maffei at December 31, 2022 that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated without cause (as defined in the 2019 Maffei Employment Agreement), for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control) or due to Mr. Maffei’s death or disability, his 2021 Maffei Restricted Share Award would have vested in full and, assuming such terminations occurred after the close of business on December 31, 2022, his 2022 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above, in “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Equity Awards—Maffei Annual Equity Awards,” our compensation committee vested all of the 2022 Maffei RSUs, which is reflected in the table above. Mr. Maffei’s 2019 Maffei Term Options and his 2020 Maffei Term Options would have also vested in full, but because the exercise prices of all options held by Mr. Maffei at December 31, 2022, whether vested or unvested, are more than the closing price of QRTEA and QRTEB shares, as applicable, on December 30, 2022, no value has been included for any of Mr. Maffei’s options in the table.

(6)
Based on the number of 2022 Maffei RSUs. As described above, our compensation committee vested Mr. Maffei at 100% of his 2022 Maffei RSUs, which is reflected in the table above. A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his rights to terminate his employment for good reason, which would result in vesting of his 2019 Maffei Term Options, his 2020 Maffei Term Options and his 2021 Maffei Restricted Share Award, but for purposes of the tabular presentation above, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company. Because the exercise prices of all vested options held by Mr. Maffei at December 31, 2022 are more than the closing price of QRTEA and QRTEB shares, as applicable, on December 30, 2022, no value has been included for Mr. Maffei’s vested options in the table.

(7)
If Mr. Maffei’s employment had been terminated at our company’s election for any reason (other than cause) or by Mr. Maffei for good reason (as defined in his employment agreement) or by reason of disability, as of December 31, 2022, he would have been entitled to receive (i) personal use of the corporate aircraft for 120 hours per year, (ii) information technology support from the Company, as reasonably requested by Mr. Maffei, and (iii) continuation of such other perquisites as Mr. Maffei was entitled to receive prior to such termination, in each case, over a 12-month period. Perquisite amount of $813,287 represents the maximum potential cost of using the corporate aircraft for 120 hours based on an hourly average of the incremental cost of use of the corporate aircraft. The amount in the table includes our allocable portion of this payment (13%) for which we would reimburse Liberty Media.

(8)
If Mr. Rawlinson’s employment had been terminated by reason of his death or disability as of December 31, 2022, subject to the execution of a release by him or in the event of his death, his estate, he or his estate would have been entitled to receive continued payment of his 2022 base salary for a period of one year following his termination.

(9)
If Mr. Rawlinson’s employment had been terminated by our company without cause (as defined in the Rawlinson Employment Agreement) or by him for good reason (as defined in the Rawlinson Employment Agreement), subject to execution of a release, he would have been entitled to receive a payment equal to 1.5 times the sum of (a) his 2022 base salary and (b) his 2022 target bonus, payable in 18 equal monthly installments.

(10)
Mr. Rawlinson would have forfeited all rights to his unvested 2021 Rawlinson Term RSUs, 2021 Rawlinson Term Options and 2022 Rawlinson RSUs upon a voluntary termination without good reason as of December 31, 2022. If Messrs. Wendling’s or Rosenthaler’s or Ms. Wilm’s employment had been terminated by him or her as of December 31, 2022, all of the 2022 Chief RSUs and the unvested portions of the 2020 NEO Multiyear Options and Ms. Wilm’s stock options granted in 2019 would have been forfeited. Messrs. Rawlinson’s, Wendling’s and Rosenthaler’s and Ms. Wilm’s vested options would have remained outstanding and exercisable in accordance with their terms in the event each of Messrs. Rawlinson, Wendling and Rosenthaler and Ms. Wilm terminated his or her employment as of December 31, 2022, but because the exercise prices of all vested options held by Messrs. Rawlinson, Wendling and Rosenthaler and Ms. Wilm at December 31, 2022 are more than the closing price of QRTEA shares on December 30, 2022, no value has been included for their vested options in the table.

84 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
(11)
If each of Messrs. Rawlinson, Wendling and Rosenthaler and Ms. Wilm was terminated by Qurate Retail for “cause” as of December 31, 2022, all of his or her outstanding option and RSU grants would have been forfeited.

(12)
Based on the number of unvested RSUs held by the named executive officer as of December 31, 2022 that would have vested pursuant to the following: If Messrs. Rawlinson’s, Wendling’s or Rosenthaler’s or Ms. Wilm’s employment had been terminated without cause or, for Mr. Rawlinson, if he terminated his employment for good reason, in each case, as of December 31, 2022, the 2022 Rawlinson RSUs and the 2022 Chief RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above in “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation— Annual Performance Awards,” our compensation committee vested 40% of the 2022 Rawlinson RSUs and all of the 2022 Chief RSUs, which is reflected in the table above. The unvested portions of each of Mr. Rawlinson’s 2021 Rawlinson Term RSUs and 2021 Rawlinson Term Options, Ms. Wilm’s stock options granted in 2019 and Messrs. Wendling’s and Rosenthaler’s and Ms. Wilm’s 2020 NEO Multiyear Options would have vested pursuant to the forward-vesting provisions in such named executive officer’s award agreements, but because the exercise prices of all options held by Messrs. Rawlinson, Wendling and Rosenthaler and Ms. Wilm at December 31, 2022, whether vested or unvested, are more than the closing market price of QRTEA shares on December 30, 2022, no value has been included for any of the named executive officers’ options in the table.

(13)
Based on the number of unvested RSUs held by the named executive officer as of December 31, 2022 that would vest pursuant to the following: If Messrs. Rawlinson’s, Wendling’s or Rosenthaler’s or Ms. Wilm’s employment had been terminated due to death or disability as of December 31, 2022 all of the 2022 Rawlinson RSUs and 2022 Chief RSUs would have vested. The unvested portions of the 2021 Rawlinson Term RSUs, the 2021 Rawlinson Term Options, the 2020 NEO Multiyear Options, and Ms. Wilm’s stock options granted in 2019 would have also vested, but because the exercise prices of all options held by Messrs. Rawlinson, Wendling and Rosenthaler and Ms. Wilm at December 31, 2022, whether vested or unvested, are more than the closing price of QRTEA shares on December 30, 2022, no value has been included for any of the named executive officers’ options in the table.

(14)
Upon a change of control, we have assumed for purposes of the tabular presentation above that all of the 2022 Rawlinson RSUs and 2022 Chief RSUs would have vested. The unvested portions of the 2021 Rawlinson Term RSUs, the 2021 Rawlinson Term Options, the 2020 NEO Multiyear Options and Ms. Wilm’s stock options granted in 2019 would have also vested, but because the exercise prices of all options held by Messrs. Rawlinson, Wendling and Rosenthaler and Ms. Wilm at December 31, 2022, whether vested or unvested, are more than the closing market price of QRTEA shares on December 30, 2022, no value has been included for any of the named executive officers’ options in the table.

QURATE RETAIL, INC. / 85

EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE
This section provides information about the relationship between compensation actually paid to our Principal Executive Officer and other named executive officers and certain financial performance measures of the Company. For purposes of this section, the amount of compensation actually paid to our Principal Executive Officer and other named executive officers is determined using the valuation methods prescribed by the SEC in Item 402(v) of Regulation S-K. Although the rules describe such amount as compensation actually paid, these amounts are not reflective of the taxable compensation actually paid to our named executive officers in a covered year. As described in more detail below, to determine the amount of compensation actually paid in a covered year, Item 402(v) of Regulation S-K requires that in each covered year we (1) deduct the grant date value of equity awards reported in the Stock Awards or Option Awards columns in the Summary Compensation Table from the Total column in the Summary Compensation Table; (2) add, for awards granted in the covered year, the fair value of the equity awards (i) as of the end of a covered year or (ii) as of the vesting date, as applicable; and (3) add or subtract, for awards granted in, and outstanding at the end of, a prior year (i) the change in the fair value from the end of the prior year to the end of the current year or (ii) from the end of the prior year to the date the awards vest in the covered year, as applicable.
	Current PEO(1)		Former PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:			(millions)
Year	Summary Compensation Table Total for Current PEO ($)(2)	Compensation Actually Paid to Current PEO ($)(3)	Summary Compensation Table Total for Former PEO ($)(2)	Compensation Actually Paid to Former PEO ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(3)	Total Shareholder Return (“TSR”) ($)(4)		Peer Group Total TSR ($)(5)	Net Income ($)(6)	Adjusted OIBDA ($)(7)
2022	4,959,754	(3,863,990)	—	—	1,496,276	(5,861,216)	QRTEA	44.18	118.02	(2,532)	1,089
							QRTEB	134.11
2021	16,225,908	12,457,043	14,937,691	11,160,011	6,235,544	1,751,786	QRTEA	205.99	169.06	421	2,126
							QRTEB	201.04
2020	—	—	10,790,859	20,505,569	5,108,394	11,364,265	QRTEA	259.98	140.54	1,254	2,224
							QRTEB	253.92

(1)
Michael George was our Principal Executive Officer in 2020 and a portion of 2021 (our Former PEO). On October 1, 2021, Mr. Rawlinson succeeded Mr. George as our Principal Executive Officer and remained our Principal Executive Officer through 2022 (our Current PEO). Our named executive officers other than our Principal Executive Officer (non-PEO NEOs) for each of the fiscal years indicated were Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm.

(2)
Reflects, for each of our Current PEO and our Former PEO, the total compensation reported in the Summary Compensation Table and for the non-PEO NEOs, the average total compensation reported in the Summary Compensation Table in each of the fiscal years indicated.

(3)
Represents the compensation actually paid to each of our Current PEO, Former PEO and the non-PEO NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K, as set forth below:

86 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation actually paid to PEO and Non-PEO NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments(b)
Year	Total	Stock Awards	Option Awards	Fair Value at Year End of Awards Granted During Year that Remain Outstanding and Unvested at Year End(c)	Year-over- Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested at Year End(d)	Fair Value at Vesting Date of Awards Granted and Vested in Same Year(e)	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted in Prior Year and Vested in Covered Year(f)	Total Compensation Actually Paid
Current PEO
2022	4,959,754	(2,926,974)	—	971,684	(5,662,379)	—	(1,206,074)	(3,863,990)
2021	16,225,908	(6,841,422)	(5,948,895)	8,492,897	—	528,554	—	12,457,043
2020	—	—	—	—	—	—	—	—
Former PEO
2022	—	—	—	—	—	—	—	—
2021	14,937,691	(10,923,797)	—	2,018,013	—	3,382,990	1,745,114	11,160,011
2020	10,790,859	(3,218,805)	—	10,815,762	—	—	2,117,753	20,505,569
Non-PEO NEOs
2022	1,496,276	(499,327)	—	445,786	(6,755,464)	—	(548,486)	(5,861,216)
2021	6,235,544	(4,643,301)	—	2,613,931	(2,747,860)	—	293,473	1,751,786
2020	5,108,394	(736,170)	(1,720,161)	3,596,496	5,306,198	—	(190,492)	11,364,265

(a)
Reflects, for each of our Current PEO and Former PEO, the applicable amounts reported in the Summary Compensation Table and for the non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)
The adjustments made to the fair value of equity awards in accordance with Item 402(v) of Regulation S-K do not include adjustments for dividends paid or the fair value of equity awards received in lieu of cash compensation foregone at a named executive officer’s election where such amounts are reported in the Salary, Bonus or All Other Compensation columns of the Summary Compensation Table in accordance with SEC guidance.

(c)
Reflects, with respect to each of our Current PEO and Former PEO, the fair value and, with respect to the non-PEO NEOs, the average of the fair values, as of the end of the covered fiscal year of awards granted in, and remaining outstanding and unvested (in whole or in part) as of the end of, the covered fiscal year.

(d)
Reflects, with respect to each of our Current PEO and Former PEO, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the end of the covered fiscal year of awards granted in prior fiscal years that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(e)
Reflects, with respect to each of our Current PEO and Former PEO, the fair value, and with respect to the non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

(f)
Reflects, with respect to each of our Current PEO and Former PEO, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(4)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in each of our Series A and Series B common stock (Nasdaq: QRTEA and QRTEB) from December 31, 2019 through December 31 of each covered fiscal year.

(5)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in the S&P 500 Retail Index from December 31, 2019 through December 31 of each covered fiscal year.

(6)
Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.

(7)
We define Adjusted OIBDA as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), impairment charges and fire-related costs. For purposes of this disclosure, Adjusted OIBDA includes our attributable interests in our equity investments.

QURATE RETAIL, INC. / 87

EXECUTIVE COMPENSATION
Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return
Current PEO and Former PEO

Compensation Actually Paid (millions)
$25
$20
$15
$10
$5
$-
$(5)
$(10)
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$-
TSR Per $100
2020
2021
2022
Current CEO Comp.
Former CEO Comp.
QRTEA TSR
QRTEB TSR
PEER TSR

non-PEO NEOs

Compensation Actually Paid (millions)
$15
$10
$5
$-
$(5)
$(10)
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$-
TSR Per $100
2020
2021
2022
Comp.
QRTEA TSR
QRTEB TSR
PEER TSR

Relationship Between Compensation Actually Paid and Net Income
Current PEO and Former PEO

Compensation Actually Paid (millions)
$25
$20
$15
$10
$5
$-
$(5)
$(10)
2020
2021
2022
$2,000
$1,000
$-
$(1,000)
$(2,000)
$(3,000)
Net Income (millions)
Current CEO Comp.
Former CEO Comp.
Net Income

non-PEO NEOs

Compensation Actually Paid (millions)
$14
$12
$10
$8
$6
$4
$2
$-
$(2)
$(4)
$(6)
$(8)
$1,500
$1,000
$500
$-
$(500)
$(1,000)
$(1,500)
$(2,000)
$(2,500)
$(3,000)
Net Income (millions)
2020
2021
2022
Comp.
Net Income

Relationship Between Compensation Actually Paid and Adjusted OIBDA
Current PEO and Former PEO

$25
$20
$15
$10
$5
$-
$(5)
$(10)
Compensation Actually Paid (in millions)
$2,500
$2,000
$1,500
$1,000
$500
$-
Net Income (in millions)
2020
2021
2022
Current CEO Comp.
Former CEO Comp.
Adjusted OIBDA

non-PEO NEOs

Compensation Actually Paid (in millions)
$14
$12
$10
$8
$6
$4
$2
$-
$(2)
$(4)
$(6)
$(8)
$2,500
$2,000
$1,500
$1,000
$500
$-
Net Income (in millions)
2020
2021
2022
Comp.
Adjusted OIBDA

88 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
2022 Key Performance Measures
The table below contains an unranked list of the most important financial performance measures we use to link executive compensation actually paid to performance.
Key Financial Performance Measures
Revenue
Adjusted OIBDA
Free Cash Flow
QURATE RETAIL, INC. / 89

EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2022, with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights or settlement of restricted stock units (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
Qurate Retail, Inc. 2012 Incentive Plan (As Amended and Restated as of March 31, 2015), as amended			—(1)
QRTEA	5,502,653	$13.38
QRTEB	1,498,287	$12.20
QRTEP	—	—
Qurate Retail, Inc. 2016 Omnibus Incentive Plan, as amended			—(2)
QRTEA	24,194,407	$7.23
QRTEB	722,738	$12.35
QRTEP	85,937	—
Qurate Retail, Inc. 2020 Omnibus Incentive Plan, as amended			15,408,563(3)
QRTEA	24,670,156	$9.14
QRTEB	326,868	—
QRTEP	2,203	—
Equity compensation plans not approved by security holders: None(4)
Total
QRTEA	54,367,216
QRTEB	2,547,893
QRTEP	88,140		15,408,563

(1)
The Qurate Retail, Inc. 2012 Incentive Plan expired on November 26, 2017 and, as a result, no further grants are permitted under this plan. The amounts reported for the Qurate Retail, Inc. 2012 Incentive Plan reflect the number of securities to be issued upon exercise of outstanding options and the weighted average exercise price thereof.

(2)
Upon adoption of the 2020 incentive plan, as amended, the Board of Directors ceased making any further grants under the prior incentive plans, including the 2016 incentive plan, as amended. The amounts reported for the 2016 incentive plan reflect 21,329,261 shares of QRTEA and 722,738 shares of QRTEB to be issued upon exercise of outstanding options and 2,865,146 shares of QRTEA and 85,937 shares of QRTEP to be issued upon the settlement of restricted stock units. The weighted average exercise prices relate solely to outstanding options and do not take into account restricted stock units, which by their nature do not have an exercise price.

(3)
The 2020 incentive plan, as amended, permits grants of, or with respect to, shares of any series of our common stock. Shares remaining in the 2016 incentive plan as of the adoption of the 2020 incentive plan are available for issuance under the 2020 incentive plan. The amounts reported for the 2020 incentive plan reflect 4,377,978 shares of QRTEA to be issued upon exercise of outstanding options and 20,292,178 shares of QRTEA, 326,868 shares of QRTEB and 2,203 shares of QRTEP to be issued upon the settlement of restricted stock units or deferred stock units. For restricted stock units subject to performance-based vesting

90 / 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
requirements, such amounts assume the awards vest at 100 percent of target performance. As described in “—Compensation Discussion and Analysis—Elements of 2022 Executive Compensation—Equity Incentive Compensation—Maffei Equity Awards—Maffei Annual Equity Awards,” our compensation committee vested all of the 2022 Maffei RSUs, but had 150 percent of the 2022 Maffei RSUs vested, 490,302 shares of QRTEB would have been issuable upon the settlement of restricted stock units. The weighted average exercise prices relate solely to outstanding options and do not take into account restricted stock units or deferred stock units, which by their nature do not have an exercise price.
(4)
On October 1, 2015, in connection with our acquisition of Zulily, we assumed each outstanding award issued pursuant to the Zulily, Inc. 2009 Equity Incentive Plan and the Zulily, Inc. 2013 Equity Plan (together, the Zulily Plans and such awards collectively, the Assumed Zulily Awards). The Assumed Zulily Awards were converted into a corresponding award with respect to shares of QRTEA. We do not intend to issue any new grants under the Zulily Plans in the future. As of December 31, 2022, the number of securities to be issued upon exercise of outstanding options, warrants and rights under the Zulily, Inc. 2009 Equity Incentive Plan was 508,146 QRTEA shares, which have a weighted average exercise price of $7.81. With respect to the Zulily, Inc. 2013 Equity Plan, the number of securities to be issued upon exercise of outstanding options, warrants and rights was 91,236 QRTEA shares, which have a weighted average exercise price of $18.94.

On December 29, 2017, in connection with our acquisition of HSN, Inc., we assumed each outstanding award issued pursuant to the HSN, Inc. Second Amended and Restated 2008 Stock and Annual Incentive Plan and the HSN, Inc. 2017 Omnibus Incentive Plan (together, the HSN Plans and such awards collectively, the Assumed HSN Awards). The Assumed HSN Awards were converted into a corresponding award with respect to shares of QRTEA. We do not intend to issue any new grants under the HSN Plans in the future. As of December 31, 2022, the number of securities to be issued upon exercise of outstanding options, warrants and rights under the HSN, Inc. Second Amended and Restated 2008 Stock and Annual Incentive Plan was 1,105,081 QRTEA shares, which have a weighted average exercise price of $13.78 and 3,510 shares of QRTEA and 104 shares of QRTEP to be issued upon the settlement of deferred stock units . With respect to the HSN, Inc. 2017 Omnibus Incentive Plan, reflects 5,535 shares of QRTEA and 165 shares of QRTEP to be issued upon settlement of deferred stock units.
QURATE RETAIL, INC. / 91

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of our capital stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of each series of our capital stock. All of such information is based on publicly available filings, unless otherwise known to us from other sources.
The security ownership information is given as of February 28, 2023 and, in the case of percentage ownership information, is based upon (1) 374,408,845 QRTEA shares, (2) 8,373,512 QRTEB shares and (3) 12,673,171 QRTEP shares, in each case, outstanding on February 28, 2023. The percentage voting power is presented on an aggregate basis for all QRTEA and QRTEB shares. QRTEP shares are, however, non-voting and therefore, in the case of percentage voting power, are not included.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o Qurate Retail, Inc. 12300 Liberty Boulevard Englewood, CO 80112	QRTEA	30,421,522(1)	8.1	6.6
	QRTEB	—(1)	—
	QRTEP	865,530(1)	6.8
Gregory B. Maffei c/o Qurate Retail, Inc. 12300 Liberty Boulevard Englewood, CO 80112	QRTEA	429,939(2)	*	20.1
	QRTEB	9,605,603(2)	90.7
	QRTEP	181,901(2)	1.4
Dodge & Cox 555 California Street 40th Floor San Francisco, CA 94104	QRTEA	19,326,916(3)	5.2	4.2
	QRTEB	—	—
	QRTEP	—	—
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	QRTEA	37,945,858(4)	10.1	8.3
	QRTEB	—	—
	QRTEP	—	—
FPR Partners, LLC 199 Freemont Street Suite 2500 San Francisco, CA 94105	QRTEA	25,899,302(5)	6.9	5.7
	QRTEB	—	—
	QRTEP	—	—
Ameriprise Financial, Inc. 145 Ameriprise Financial Center Minneapolis, MN 55474	QRTEA	19,207,352(6)	5.1	4.2
	QRTEB	—	—
	QRTEP	—	—
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	QRTEA	25,898,510(7)	6.9	5.7
	QRTEB	—	—
	QRTEP	—	—

*
Less than one percent

(1)
Information with respect to shares of our capital stock beneficially owned by Mr. Malone, a director of our Board, is also set forth in “—Security Ownership of Management.”

(2)
Information with respect to shares of our capital stock beneficially owned by Mr. Maffei, our Chairman of the Board, is also set forth in “—Security Ownership of Management.”

(3)
Based on Amendment No. 7 to Schedule 13G, filed February 10, 2023 by Dodge & Cox, which states that, with respect to QRTEA, Dodge & Cox has sole voting power over 17,728,160 shares and sole dispositive power over 19,326,916 shares.

92 / 2023 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
(4)
Based on Amendment No. 7 to Schedule 13G, filed February 10, 2023 by The Vanguard Group (Vanguard), which states that, with respect to QRTEA, Vanguard has shared voting power over 726,224 shares, sole dispositive power over 36,882,712 shares and shared dispositive power over 1,063,146 shares.

(5)
Based on Schedule 13G, filed February 14, 2023 jointly by FPR Partners, LLC (FPR), Andrew Raab and Bob Peck, which states that, with respect to QRTEA shares, FPR, Mr. Raab and Mr. Peck have sole voting power and sole dispositive power over 25,899,302.

(6)
Based on Amendment No. 1 to Schedule 13G, filed February 14, 2022 jointly by Ameriprise Financial, Inc. (Ameriprise) and Columbia Management Investment Advisers, LLC (Columbia), which states that, with respect to QRTEA, Ameriprise has shared voting power over 11,867,199 shares and shared dispositive power over 19,207,352 shares and Columbia has shared voting power over 11,790,389 shares and shared dispositive power over 19,129,037 shares.

(7)
Based on Schedule 13G, filed February 3, 2023 by BlackRock, Inc. (BlackRock), which states that with respect to QRTEA, BlackRock has sole voting power over 25,110,469 shares and sole dispositive power over 25,898,510 share.

SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of QRTEA, QRTEB and QRTEP. The security ownership information with respect to our capital stock is given as of February 28, 2023 and, in the case of percentage ownership information, is based upon (1) 374,408,845 QRTEA shares, (2) 8,373,512 QRTEB shares and (3) 12,673,171 QRTEP shares, in each case, outstanding on that date. The percentage voting power is presented in the table below on an aggregate basis for all QRTEA and QRTEB shares. QRTEP shares are, however, non-voting and therefore, in the case of percentage voting power, are not included.
Shares of capital stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 28, 2023 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of QRTEB, though convertible on a one-for-one basis into shares of QRTEA, are reported as beneficial ownership of QRTEB only, and not as beneficial ownership of QRTEA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
The number of shares indicated as owned by the persons in the table includes interests in shares held by the Liberty Media 401(k) Savings Plan as of February 28, 2023. The shares held by the trustee of the Liberty Media 401(k) Savings Plan for the benefit of these persons are voted as directed by such persons. The QRTEA and QRTEP shares have been removed as an investment option under the Liberty Media 401(k) Savings Plan and in March 2023 such shares were liquidated.
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Gregory B. Maffei Chairman of the Board and Director	QRTEA	430(1)(2)(3)	*	20.1
	QRTEB	9,606(1)(3)(4)	90.7
	QRTEP	182(2)	1.4
David Rawlinson II President, Chief Executive Officer and Director	QRTEA	223	*	*
	QRTEB	—	—
	QRTEP	—	—
John C. Malone Director	QRTEA	30,422(5)(6)(7)	8.1	6.6
	QRTEB	—	—
	QRTEP	866(5)(6)(7)(8)	6.8
Richard N. Barton Director	QRTEA	207(1)(9)	*	*
	QRTEB	—	—
	QRTEP	**(9)	*
Fiona P. Dias Director	QRTEA	61(10)	*	*
	QRTEB	—	—
	QRTEP	**(10)	*
QURATE RETAIL, INC. / 93

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
M. Ian G. Gilchrist Director	QRTEA	162(1)	*	*
	QRTEB	—	—
	QRTEP	—	—
Evan D. Malone Director	QRTEA	95	*	*
	QRTEB	—	—
	QRTEP	2	*
Larry E. Romrell Director	QRTEA	244(1)	*	*
	QRTEB	**	*
	QRTEP	1	*
Andrea L. Wong Director	QRTEA	109(1)	*	*
	QRTEB	—	—
	QRTEP	1	*
Albert E. Rosenthaler Chief Corporate Development Officer	QRTEA	824(1)(2)	*	*
	QRTEB	—	—
	QRTEP	6(2)	*
Brian J. Wendling Chief Accounting Officer and Principal Financial Officer	QRTEA	316(1)	*	*
	QRTEB	—	—
	QRTEP	10	*
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	QRTEA	356	*	*
	QRTEB	—	—
	QRTEP	**	*
All directors and current executive officers as a group (12 persons)	QRTEA	33,448(1)(2)(3)(5)(6)(9)(10)	8.9	26.8
	QRTEB	9,606(1)(3)(4)	90.7
	QRTEP	1,069(2)(5)(6)(7)(8)(9)	8.4

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 28, 2023.

	QRTEA	QRTEB	QRTEP
Gregory B. Maffei	411,804	2,221,025	—
Richard N. Barton	191,890	—	—
M. Ian G. Gilchrist	136,354	—	—
Larry E. Romrell	190,449	—	—
Andrea L. Wong	46,059	—	—
Albert E. Rosenthaler	601,973	—	—
Brian J. Wendling	256,310	—	—
Renee L. Wilm	335,032	—	—
Total	2,169,871	2,221,025	—

(2)
The following table includes shares held in the Liberty Media 401(k) Savings Plan as of February 28. The QRTEA and QRTEP shares have been removed as an investment option under the Liberty Media 401(k) Savings Plan and in March 2023 such shares were liquidated.

	QRTEA	QRTEP
Gregory B. Maffei	18,135	277
Albert E. Rosenthaler	35,604	551
Total	53,739	828

(3)
The Maffei Stock Exchange Agreement (as defined and described below) contains certain provisions relating to the voting and transfer of QRTEA and QRTEB shares beneficially owned by Mr. Maffei.

94 / 2023 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
(4)
Includes 1,101,321 restricted shares of QRTEB that are scheduled to vest, subject to Mr. Maffei’s continued employment with the Issuer, in two equal tranches on each of December 10, 2024 and June 3, 2026, subject to earlier vesting under certain circumstances.

(5)
Includes 937,593 QRTEA shares, and 19,057 QRTEP shares held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone, are trustees. Mrs. Malone has the right to revoke such trust at any time. Mr. Malone has disclaimed beneficial ownership of the shares held by such trust.

(6)
Includes 504,840 QRTEA shares and 13,767 QRTEP shares held by two trusts which are managed by an independent trustee, of which the beneficiaries are Mr. Malone’s adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trusts and has disclaimed beneficial ownership of the shares held by the trusts.

(7)
Includes 110,300 QRTEP shares held by a grantor trust of which Mrs. Malone is the grantor and Mr. Malone is the sole trustee. Mrs. Malone retains a power of substitution and Mr. Malone has a power of appointment over the assets in the trust.

(8)
Includes 722,367 QRTEP shares held by held by a grantor retained annuity trust. Mr. Malone is the sole trustee of the grantor retained annuity trust, for the benefit of himself.

(9)
Includes 66 QRTEA shares and 1 QRTEP share held by the Barton Descendants’ Trust 12/30/2004 over which Mr. Barton has investment power but not voting power.

(10)
Includes 9,045 restricted stock units with respect to QRTEA shares, 269 restricted stock units with respect to QRTEP shares, and 5,696 dividend equivalent stock unit rights with respect to QRTEA shares. Upon the completion of our acquisition of HSN, Inc., Qurate Retail assumed Ms. Dias’s outstanding deferred stock units with respect to HSN, Inc. common stock and converted such deferred stock units into 9,045 restricted stock units with respect to QRTEA shares and dividend equivalent rights have subsequently accrued on such restricted stock units in connection with special dividends paid on Qurate Retail’s common stock and quarterly dividends paid on QRTEP. Ms. Dias’s restricted stock units and dividend equivalent stock unit rights will vest upon her termination of service from the Board of Directors.

HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
CHANGES IN CONTROL
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
QURATE RETAIL, INC. / 95

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our Board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our Board or another independent body of our Board designated to address such actual or potential conflicts.
MALONE STOCK EXCHANGE AND MAFFEI ARRANGEMENTS
On May 18, 2021, Gregory B. Maffei, the Chairman of the Board and a director of our company, delivered a written offer (the Offer) to John C. Malone, a director of our company, to acquire all of the outstanding shares of QRTEB beneficially owned by Mr. Malone, his wife Leslie Malone and certain trusts for the benefit of Mr. Malone, Mrs. Malone and/or their children (the Malone Group, and such shares, the Subject Shares) at a per share price of $14.00 payable in cash, securities or such other form of consideration as to which Mr. Maffei and Mr. Malone might mutually agree. The transfer by the Malone Group of the Subject Shares was subject to the terms of that certain call agreement, dated February 9, 1998 (the Call Agreement), among our company, as successor-in-interest to the assignee of TCI Mr. Malone and Mrs. Malone, which provided us with the right to acquire all, but not less than all, of the Subject Shares at a per share price equal to the lower of (x) the Offer price or (y) 110% of the average closing prices of a share of QRTEA for the 30 consecutive trading days ending on May 17, 2021 (with the price calculated pursuant to clause (y) equal to $13.62 per share (the Call Price)) (the Call Right). On May 18, 2021, Mr. Malone provided written notice to us of his desire to accept the Offer, subject to the approval by our Board of Directors of the transactions contemplated thereby for purposes of Section 203 of the General Corporation Law of the State of Delaware, pursuant to the terms of the Call Agreement. However, in the event we determined to exercise the Call Right, Mr. Malone indicated a preference for the payment of the per share price in the form of shares of QRTEA such that he would continue to hold a substantial investment in our company.
STOCK EXCHANGE AGREEMENT WITH JOHN C. MALONE
On June 2, 2021, we delivered written notice to Mr. Malone to exercise the Call Right and to pay the per share Call Price required by the Call Agreement in shares of QRTEA. On June 3, 2021, we and the Malone Group entered into a Stock Exchange Agreement (the Malone Stock Exchange Agreement) to effect the closing of the Call Right exercise, pursuant to which the Malone Group transferred to us an aggregate of 27,655,931 shares of QRTEB, and in exchange (the Malone Exchange), we issued to the Malone Group an aggregate of 30,421,522 shares of QRTEA. Under the terms of the Call Agreement, the aggregate Call Price converts into an equivalent ratio of 1.1 shares of QRTEA for each share of QRTEB with the aggregate number of shares of QRTEA issued to each member of the Malone Group rounded down to the nearest whole share.
ARRANGEMENTS WITH GREGORY B. MAFFEI
As a result of the Malone Exchange and in the absence of the negotiated Letter Agreement (defined below) Mr. Maffei would have had the right to assert that a “Change of Control” (as defined in the 2019 Maffei Employment Agreement), by and between Liberty Media and Mr. Maffei) with respect to our company had occurred and that Mr. Maffei had “Good Reason” (as defined in the 2019 Maffei Employment Agreement) to resign from and terminate his employment with our company. This would have resulted in the acceleration of the vesting of Mr. Maffei’s outstanding and unvested equity-based awards with respect to our company, our obligation to pay Mr. Maffei certain severance related benefits and our obligation to make a termination payment to Liberty Media pursuant to that certain Services Agreement, dated as of September 23, 2011, between us and Liberty Media, as clarified by that certain Letter Agreement, dated as of September 23, 2011, by and between us and Liberty Media, and as amended by that certain First Amendment to Services Agreement, effective as of December 13, 2019, by and between us and Liberty Media (the Services Agreement).
96 / 2023 PROXY STATEMENT

Certain Relationships and Related Party Transactions
WAIVER LETTER AND AMENDMENT OF 2019 MAFFEI EMPLOYMENT AGREEMENT
On June 3, 2021, we, Liberty Media and Mr. Maffei entered into a Waiver Letter and Amendment of 2019 Maffei Employment Agreement (the Letter Agreement), pursuant to which, among other things, Mr. Maffei (x) waived his rights to assert that our exercise of the Call Right, the transactions to be consummated pursuant to the Malone Stock Exchange Agreement or the resulting reduction in the Malone Group’s voting power with respect to our company (collectively, the Specified Events) would constitute a “Change in Control” or “Good Reason,” in each case, as defined in the 2019 Maffei Employment Agreement, with respect to our company, and agreed not to terminate his employment with our company for “Good Reason” in connection with or arising out of the Option Cancellation (as defined below) or any of the Specified Events, and (y) consented to the cancellation (the Option Cancellation) of stock option awards to purchase shares of QRTEB that had been granted to Mr. Maffei on each of December 24, 2014, and March 31, 2015 for 1,137,228 shares at an exercise price of $16.97 per share, and 197,783 shares at an exercise price of $16.71 per share, respectively. In consideration for the foregoing, pursuant to the Letter Agreement, (i) Mr. Maffei received a grant of 1,101,321 restricted shares of QRTEB that are scheduled to vest, subject to Mr. Maffei’s continued employment with our company, in two equal tranches on December 10, 2024 and the fifth anniversary of the grant date, subject to earlier vesting under certain circumstances, and (ii) we agreed that the portion of the Annual Equity Awards (as defined in the 2019 Maffei Employment Agreement) to be granted by our company to Mr. Maffei pursuant to Section 4.11 of the 2019 Maffei Employment Agreement for calendar years 2022, 2023 and 2024 shall be granted with respect to QRTEB.
MAFFEI STOCK EXCHANGE AGREEMENT
Also, on June 3, 2021, we and Mr. Maffei entered into a Stock Exchange Agreement (the Maffei Stock Exchange Agreement) pursuant to which, among other things: (i) on June 3, 2021, Mr. Maffei transferred to us an aggregate of 5,378,308 shares of QRTEA, and in exchange we issued to Mr. Maffei an equivalent number of shares of QRTEB; (ii) we agreed that on the terms and subject to the conditions of the Maffei Stock Exchange Agreement, Mr. Maffei, at his option (during the six-month period following the vesting of the performance-based restricted stock unit award granted to Mr. Maffei on March 10, 2021), may transfer to us the number of shares of QRTEA actually received by Mr. Maffei upon vesting of such performance-based restricted stock unit award in exchange for an equivalent number of newly-issued shares of QRTEB (the Subsequent Exchange); (iii) Mr. Maffei agreed that until December 31, 2024 (the Cap Period), which is also the end of the current term of his employment as set forth in the 2019 Maffei Employment Agreement, he will not, and will not authorize or permit any of his affiliates that he controls (Controlled Affiliates) to, acquire or agree to acquire (or announce publicly an intent to acquire) by purchase or otherwise, beneficial ownership of our voting securities (or direct or indirect rights or options to acquire any such voting securities) if, after giving effect to any such acquisition of securities, the aggregate voting power of our voting securities beneficially owned by Mr. Maffei and his Controlled Affiliates would exceed 20.0% of the voting power of all of the outstanding voting securities (assuming, for purposes of this calculation that all voting securities beneficially owned by Mr. Maffei which are not outstanding are included in the calculation) (the Cap); and (iv) the foregoing transactions by which Mr. Maffei and certain of his related persons became an “interested stockholder” were approved for purposes of Section 203 of the General Corporation Law of the State of Delaware.
The Cap is subject to certain exceptions, including (i) the Subsequent Exchange, (ii) the receipt, exercise or vesting of his equity compensation awards and (iii) any dividend or other distribution made, or similar action taken, by us (including the receipt in connection therewith of any rights, warrants or other securities granting the holder the right to acquire voting securities of our company, and any acquisition of voting securities of our company upon the exercise thereof). However, if during the Cap Period, the voting power of our outstanding voting securities beneficially owned by Mr. Maffei and his Controlled Affiliates exceeds the Cap, Mr. Maffei will, and will cause his Controlled Affiliates to, vote his voting securities that represent voting power in excess of the Cap, in the same proportions as the votes cast by our stockholders unaffiliated with Mr. Maffei on any matter submitted to a vote of our stockholders. In addition, Mr. Maffei and his Controlled Affiliates may not transfer voting securities of our company to any other Controlled Affiliate of Mr. Maffei unless such transferee has agreed to be bound by the terms of the Maffei Stock Exchange Agreement.
On March 25, 2022, we and Mr. Maffei completed the Subsequent Exchange. Pursuant to the terms of the Maffei Stock Exchange Agreement, at the closing of the Subsequent Exchange, Mr. Maffei transferred to us 229,022 shares of QRTEA and in exchange we issued to Mr. Maffei an equivalent number of shares of QRTEB.
The foregoing descriptions of the Malone Stock Exchange Agreement, the Maffei Stock Exchange Agreement, the Letter Agreement and Mr. Maffei’s restricted stock award do not purport to be complete and are subject to, and qualified in their entirety by, such agreements, which are incorporated by reference herein and filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to our Current Report on Form 8-K filed with the SEC on June 4, 2021.
QURATE RETAIL, INC. / 97

ANNEX A
FORM OF
CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
OF QURATE RETAIL, INC.
Qurate Retail, Inc., a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST: The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting in its entirety the paragraph of Article IV thereof that is the penultimate paragraph of the paragraphs of such Article IV that precede the beginning of Section A of such Article IV, which penultimate paragraph provided for the prior reclassification of capital stock of the Corporation and begins with the language “Upon this Restated Certificate of Incorporation”, and inserting the following in lieu thereof:
“Upon this Certificate of Amendment of Restated Certificate of Incorporation of the Corporation (as the Restated Certificate of Incorporation of the Corporation may from time to time hereafter be amended or restated, this “Restated Certificate”) becoming effective pursuant to the DGCL (the “Effective Time”), the shares of Series A Common Stock and Series B Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time shall be reclassified and combined into a smaller number of shares of Series A Common Stock and Series B Common Stock, respectively, such that (i) each two (2) to twenty (20) shares of Series A Common Stock shall, at the Effective Time, be automatically reclassified and combined into one share of Series A Common Stock, and (ii) each two (2) to twenty (20) shares of Series B Common Stock shall, at the Effective Time, be automatically reclassified and combined into one share of Series B Common Stock, in each case, with the exact ratio within the foregoing range to be determined by the Board of Directors (or a committee thereof) and publicly announced by the Corporation prior to the Effective Time; provided that the ratio determined by the Board of Directors (or a committee thereof) shall be identical for both the Series A Common Stock and Series B Common Stock (the “Reclassification”). The par value of the Common Stock immediately following the Effective Time shall remain at $0.01 par value per share. Immediately following the Effective Time, any certificates representing the shares of Common Stock shall represent the number of whole shares of Common Stock into which such shares shall have been reclassified pursuant to the Reclassification. No fractional shares of Common Stock shall be issued as a result of the Reclassification. In lieu of any fractional shares to which a stockholder would otherwise be entitled as a result of the Reclassification, the Corporation shall pay to such stockholder cash equal to such fraction multiplied by the fair value of a share of the applicable series of Common Stock as determined in good faith by the Board of Directors (or a committee thereof) in accordance with the DGCL.”
SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its authorized officer this     day of    , 20      .
QURATE RETAIL, INC.
By:

Name:
Title:
98 / 2023 PROXY STATEMENT

WEATHERFORD INTERNATIONAL PLC
ATTN: CHRISTINE M. MORRISON
70 SIR JOHN ROGERSON'S QUAY
DUBLIN 2, IRELAND

SCAN TO
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V04668-P91724

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WEATHERFORD INTERNATIONAL PLC

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Benjamin C. Duster, IV	☐	☐	☐
1b. Neal P. Goldman	☐	☐	☐
1c. Jacqueline C. Mutschler	☐	☐	☐
1d. Girishchandra K. Saligram	☐	☐	☐
1e. Charles M. Sledge	☐	☐	☐

	For	Against	Abstain
2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm and auditor for the financial year ending December 31, 2023 and KPMG Chartered Accountants, Dublin, as the Company's statutory auditor under Irish law to hold office until the close of the 2024 AGM, and to authorize the Board of Directors of the Company, acting through the Audit Committee, to determine the auditors' remuneration.	☐	☐	☐
3. To approve, on a non-binding advisory basis, the compensation of our named executive officers.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O QURATE RETAIL, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. New York City time on June 5, 2023 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/QRI2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. New York City time on June 5, 2023 for shares held directly. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS V07881-P90994 KEEP THIS PORTION FOR YOUR RECORDS QURATE RETAIL, INC. The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1. To withhold authority to vote for any individual All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below Nominees: 01) Fiona P. Dias 02) Evan D. Malone 03) Larry E. Romrell The Board of Directors recommends a vote FOR Proposals 2, 3 and 4 and in favor of every 3 YEARS for Proposal 5 For Against Abstain 2. The reverse stock split proposal, to approve the adoption of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our Series A common stock, par value $0.01 per share, and our Series B common stock, par value $0.01 per share, at a ratio of at least 1-for-2 and up to 1-for-20, with the exact ratio within the foregoing range to be determined by our Board of Directors (or a committee thereof) and publicly disclosed prior to the effectiveness of the reverse stock split. 3. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2023. 4. The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers 1 Year 2 Years 3 Years Abstain 5.The say-on-frequency proposal, to approve, on an advisory basis, the frequency at which stockholders are required to provide an advisory vote on the compensation of our named executive officers NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Proxy Materials, Form 10-K and Irish Statutory Accounts are available at www.proxyvote.com.

V04669-P91724

WEATHERFORD INTERNATIONAL PLC
2023 Annual General Meeting of Shareholders
June 15, 2023 10:00 AM Central Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Girishchandra K. Saligram, Scott C. Weatherholt or Christine M. Morrison, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of WEATHERFORD INTERNATIONAL PLC that the shareholder(s) is/are entitled to vote if personally present at the 2023 Annual General Meeting of Shareholders, to be held at 10:00 AM, Central Time, on June 15, 2023, at 2000 St. James Place, Marcellus Room, Houston, Texas 77056, and any adjournment or postponement thereof on the matters more particularly described in the Proxy Materials for the 2023 Annual General Meeting of Shareholders. The undersigned hereby revoke(s) all proxies previously given by the undersigned to vote at the 2023 Annual General Meeting of Shareholders.

This proxy card, when properly executed, will be voted in the manner directed by the undersigned shareholder(s) on the reverse side of this proxy card. IF NO DIRECTION IS MADE, THESE SHARES WILL BE VOTED "FOR" EACH OF THE PROPOSALS TO BE CONSIDERED AT THE ANNUAL GENERAL MEETING. In the event other matters properly come before, or are raised at, the Annual General Meeting on which a vote is or may be taken, you instruct and authorize the Proxy Holders to vote the shares in their own discretion on such other matters. The undersigned hereby acknowledge(s) receipt of Notice of, and the Proxy Statement for, the Annual General Meeting.

Continued and to be signed on reverse side

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. QURATE RETAIL, INC. Annual Meeting of Stockholders June 6, 2023, 8:15 a.m. Mountain time This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock and/or Series B common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 8:15 a.m., Mountain time, on June 6, 2023, via a live webcast accessible at www.virtualshareholdermeeting.com/QRI2023, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3 AND 4 AND IN FAVOR OF EVERY "3 YEARS" FOR PROPOSAL 5. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Your **Vote** Counts!

QURATE RETAIL, INC.

2023 Annual Meeting
Vote by June 5, 2023 11:59 PM New York City time

qurate
RETAIL, INC.

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You invested in QURATE RETAIL, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 6, 2023.**

Get informed before you vote

View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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Vote Virtually at the Meeting*

June 6, 2023
8:15 a.m. Mountain time

Virtually at:
www.virtualshareholdermeeting.com/QRI2023

*Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

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